AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 22, 2005
-------------------------------------------------------------------------------

                                      INVESTMENT COMPANY ACT FILE NO.  [      ]

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                  U.S. SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549
                             -----------------

                                  FORM N-2
                      REGISTRATION STATEMENT UNDER THE
                       INVESTMENT COMPANY ACT OF 1940      |X|
                                AMENDMENT NO. __           |_|
                             -----------------

       GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC
             (Exact name of Registrant as specified in charter)

                            701 MOUNT LUCAS ROAD
                            PRINCETON, NJ 08540
                  (Address of Principal Executive Offices)

     Registrant's Telephone Number, including Area Code: (609) 497-5500



                              GEORGE H. WALKER
                                 PRESIDENT
                  GOLDMAN SACHS HEDGE FUND STRATEGIES LLC
                            701 MOUNT LUCAS ROAD
                            PRINCETON, NJ 08540

                  (Name and address of agent for service)


                PLEASE SEND COPIES OF ALL COMMUNICATIONS TO:

     HOWARD B. SURLOFF, ESQ.                  LAWRENCE N. BARSHAY, ESQ.
     MANAGING DIRECTOR AND         FRIED, FRANK, HARRIS, SHRIVER & JACOBSON LLP
    ASSOCIATE GENERAL COUNSEL                   ONE NEW YORK PLAZA
     GOLDMAN, SACHS & CO.                       NEW YORK, NY 10004
      ONE NEW YORK PLAZA
      NEW YORK, NY 10004

                             -----------------

THIS  REGISTRATION  STATEMENT  HAS BEEN  FILED BY  REGISTRANT  PURSUANT  TO
SECTION 8(B) OF THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED. INTERESTS IN THE REGISTRANT ARE NOT BEING REGISTERED UNDER THE SECURITIES ACT OF 1933 (THE "SECURITIES ACT") AND WILL BE ISSUED SOLELY IN PRIVATE PLACEMENT TRANSACTIONS THAT DO NOT INVOLVE ANY "PUBLIC OFFERING" WITHIN THE MEANING OF SECTION 4(2) OF, AND/OR REGULATION D UNDER THE SECURITIES ACT. INVESTMENTS IN REGISTRANT MAY ONLY BE MADE BY THE INDIVIDUALS OR ENTITIES MEETING THE DEFINITION OF AN "ACCREDITED INVESTOR" IN REGULATION D UNDER THE SECURITIES ACT AND AN "ELIGIBLE INVESTOR" AS DESCRIBED IN THIS REGISTRATION STATEMENT. THIS REGISTRATION STATEMENT DOES NOT CONSTITUTE AN OFFER TO SELL, OR THE SOLICITATION OF AN OFFER TO BUY, ANY INTERESTS IN REGISTRANT.

       GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC

                           CROSS REFERENCE SHEET
                               PARTS A AND B

The information required to be included in this Registration Statement by Part A and Part B of Form N-2 is contained in the private placement memorandum of Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC (the "Private Placement Memorandum"), which follows.


 ITEM
NUMBER     CAPTION                                                LOCATION IN PRIVATE PLACEMENT MEMORANDUM
------     -------                                                ----------------------------------------

     1.       Outside Front Cover............................     Not Required
     2.       Inside Front and Outside Back Cover Page.......     Not Required
     3.       Fee Table and Synopsis.........................     Summary; Summary of Fund Expenses;
                                                                  Administration; Fund Expenses;
                                                                  Investment Management Fee
     4.       Financial Highlights...........................     Not Required
     5.       Plan of Distribution...........................     Not Required
     6.       Selling Shareholders...........................     Not Required
     7.       Use of Proceeds................................     Not Required
     8.       General Description of the Registrant..........     Outside Front Cover Page; Summary;
                                                                  Investment Objective and Strategies
     9.       Management.....................................     Management of the Fund; Board of Managers and
                                                                  Officers (SAI)
    10.       Capital Stock, Long-Term Debt, and Other
              Securities.....................................     Capital Accounts and Allocations
    11.       Defaults and Arrears on Senior Securities......     Not Applicable
    12.       Legal Proceedings..............................     Not Applicable
    13.       Table of Contents of the Statement of
              Additional Information.........................     Table of Contents of SAI
    14.       Cover Page of SAI..............................     Cover Page (SAI)
    15.       Table of Contents of SAI.......................     Table of Contents of SAI
    16.       General Information and History................     Not Applicable
    17.       Investment Objective and Policies..............     Investment Objective and Strategies;
                                                                  Summary; Management of the Fund;
                                                                  Additional Information on Investment
                                                                  Techniques of the Fund and the
                                                                  Investment Funds and Related Risks (SAI)
    18.       Management.....................................     Management of the Fund; Board of
                                                                  Managers and Officers (SAI); Investment
                                                                  Management and Other Services (SAI)
    19.       Control Persons and Principal Holders of
              Securities.....................................     Outstanding Securities
    20.       Investment Advisory and Other Services.........     Management of the Fund; Investment
                                                                  Management Fee; Fund Expenses;
                                                                  Investment Management and Other Services
                                                                  (SAI); Custodian and Administrator (SAI)
    21.       Brokerage Allocation and Other Practices.......     Brokerage (SAI)
    22.       Tax Status.....................................     Certain Tax Considerations
    23.       Financial Statements...........................     Financial Statements (SAI)


CONFIDENTIAL                                       PRIVATE PLACEMENT MEMORANDUM

       GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC
                    LIMITED LIABILITY COMPANY INTERESTS




                            GOLDMAN, SACHS & CO.

                               [        ] 2005

                                                               [OBJECT OMITTED]
Copy No.______________

     THE LIMITED LIABILITY COMPANY INTERESTS ("INTERESTS") IN GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC, A DELAWARE LIMITED LIABILITY COMPANY (THE "FUND"), OFFERED HEREBY HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION (THE "SEC"), BY THE SECURITIES REGULATORY AUTHORITY OF ANY U.S. STATE OR BY ANY SIMILAR AUTHORITY OF ANY OTHER COUNTRY OR JURISDICTION, AND NEITHER THE SEC NOR ANY SUCH AUTHORITY WILL DO SO. THE INTERESTS WILL NOT BE REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). THE OFFERING AND SALE OF THE INTERESTS WILL BE EXEMPT FROM REGISTRATION PURSUANT TO REGULATION D PROMULGATED UNDER THE SECURITIES ACT. THERE WILL BE NO PUBLIC MARKET FOR THE INTERESTS. EACH PURCHASER WILL BE REQUIRED TO REPRESENT THAT IT IS ACQUIRING THE INTERESTS PURCHASED BY IT FOR INVESTMENT AND NOT WITH A VIEW TO RESALE OR DISTRIBUTION. EACH PURCHASER MUST BE
PREPARED TO BEAR THE ECONOMIC RISK OF THE INVESTMENT FOR AN INDEFINITE PERIOD BECAUSE THE INTERESTS (I) CANNOT BE SOLD UNLESS THEY ARE SUBSEQUENTLY REGISTERED UNDER THE SECURITIES ACT OR AN EXEMPTION FROM SUCH REGISTRATION IS AVAILABLE AND (II) ARE SUBJECT TO THE RESTRICTIONS ON TRANSFER CONTAINED IN THE LIMITED LIABILITY COMPANY AGREEMENT OF THE FUND (THE "LLC AGREEMENT").

     THIS PRIVATE PLACEMENT MEMORANDUM (THE "PRIVATE PLACEMENT MEMORANDUM") DOES NOT CONSTITUTE AN OFFER TO SELL OR A SOLICITATION OF AN OFFER TO BUY THE INTERESTS IN ANY JURISDICTION TO ANY PERSON TO WHOM OR TO WHICH IT IS UNLAWFUL TO MAKE SUCH AN OFFER OR SOLICITATION.

     THIS PRIVATE PLACEMENT MEMORANDUM IS BEING FURNISHED SOLELY FOR USE BY PROSPECTIVE QUALIFIED INVESTORS IN EVALUATING THE OFFERING OF THE INTERESTS AND THE FUND. THE INFORMATION IN THIS PRIVATE PLACEMENT MEMORANDUM IS FURNISHED ON A CONFIDENTIAL BASIS EXCLUSIVELY FOR YOUR USE AND RETENTION. EACH PERSON WHO HAS RECEIVED A COPY OF THIS PRIVATE PLACEMENT MEMORANDUM (WHETHER OR NOT SUCH PERSON PURCHASES ANY INTERESTS) IS DEEMED TO HAVE AGREED (I) NOT TO REPRODUCE, DISTRIBUTE OR MAKE AVAILABLE THIS PRIVATE PLACEMENT MEMORANDUM, IN WHOLE OR IN PART, TO ANY OTHER PERSON (OTHER THAN SUCH PERSON'S INVESTMENT, LEGAL, TAX, ACCOUNTING AND OTHER ADVISERS ASSISTING IN SUCH PERSON'S EVALUATION OF THE INTERESTS AND THE FUND, PROVIDED THAT SUCH ADVISERS ARE FIRST ADVISED OF THE CONFIDENTIAL NATURE OF THE INFORMATION CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM) WITHOUT THE ADVISER'S PRIOR EXPRESS WRITTEN CONSENT, (II) IF SUCH PERSON HAS NOT PURCHASED INTERESTS, TO RETURN THIS PRIVATE PLACEMENT MEMORANDUM TO GOLDMAN SACHS HEDGE FUND STRATEGIES LLC (THE "ADVISER") PROMPTLY UPON THE REQUEST OF GOLDMAN SACHS, AND (III) NOT TO DISCLOSE ANY INFORMATION CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM EXCEPT TO THE EXTENT THAT SUCH INFORMATION WAS (A) PREVIOUSLY KNOWN BY SUCH PERSON THROUGH A SOURCE (OTHER THAN THE FUND OR GOLDMAN SACHS) NOT BOUND BY ANY OBLIGATION TO KEEP CONFIDENTIAL SUCH INFORMATION, (B) IN THE PUBLIC DOMAIN THROUGH NO FAULT OF SUCH PERSON, OR (C) LATER LAWFULLY OBTAINED BY SUCH PERSON FROM SOURCES (OTHER THAN THE FUND OR GOLDMAN SACHS) NOT BOUND BY ANY OBLIGATION TO KEEP SUCH INFORMATION CONFIDENTIAL.

     NOTWITHSTANDING ANYTHING IN THE FOREGOING OR ANYTHING ELSE CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM TO THE CONTRARY, EXCEPT AS REASONABLY NECESSARY TO COMPLY WITH APPLICABLE SECURITIES LAWS, EACH PROSPECTIVE INVESTOR (AND ANY EMPLOYEE, REPRESENTATIVE OR OTHER AGENT THEREOF) MAY DISCLOSE TO ANY AND ALL PERSONS, WITHOUT LIMITATION OF ANY KIND, THE TAX TREATMENT AND TAX STRUCTURE OF THE OFFERING, THE OWNERSHIP OF INTERESTS, AND ANY POTENTIAL TRANSACTION DESCRIBED HEREIN AND ALL MATERIALS OF ANY KIND (INCLUDING OPINIONS AND OTHER TAX ANALYSES) THAT ARE PROVIDED TO THE PROSPECTIVE INVESTOR RELATING TO SUCH TAX TREATMENT AND TAX STRUCTURE. FOR THIS PURPOSE, "TAX STRUCTURE" MEANS ANY FACTS RELEVANT TO THE FEDERAL INCOME TAX TREATMENT OF THE OFFERING, THE OWNERSHIP OF INTERESTS AND ANY POTENTIAL TRANSACTION DESCRIBED HEREIN, AND DOES NOT INCLUDE INFORMATION RELATING TO THE IDENTITY OF THE ISSUER OR ITS AFFILIATES.

     PROSPECTIVE PURCHASERS SHOULD NOT CONSTRUE THE CONTENTS OF THIS PRIVATE PLACEMENT MEMORANDUM AS INVESTMENT, TAX OR LEGAL ADVICE. THIS PRIVATE PLACEMENT MEMORANDUM, AS WELL AS THE NATURE OF AN INVESTMENT IN THE INTERESTS, SHOULD BE REVIEWED BY EACH PROSPECTIVE PURCHASER AND SUCH PURCHASER'S INVESTMENT, TAX AND LEGAL ADVISERS.

     THIS PRIVATE PLACEMENT MEMORANDUM CONTAINS SUMMARIES, BELIEVED TO BE ACCURATE, OF CERTAIN TERMS OF THE LLC AGREEMENT; THESE DESCRIPTIONS DO NOT PURPORT TO BE COMPLETE AND EACH SUCH SUMMARY DESCRIPTION IS QUALIFIED IN ITS ENTIRETY BY REFERENCE TO THE ACTUAL TEXT OF THE LLC AGREEMENT.

     EACH PROSPECTIVE INVESTOR IS INVITED TO MEET WITH THE ADVISER TO DISCUSS WITH IT, AND TO ASK QUESTIONS OF AND RECEIVE ANSWERS FROM IT, CONCERNING THE TERMS AND CONDITIONS OF THIS OFFERING OF THE INTERESTS, AND TO OBTAIN ANY ADDITIONAL INFORMATION, TO THE EXTENT THE ADVISER POSSESSES SUCH INFORMATION OR CAN ACQUIRE IT WITHOUT UNREASONABLE EFFORT OR EXPENSE, NECESSARY TO VERIFY THE INFORMATION CONTAINED HEREIN.

     THIS OFFERING CAN BE WITHDRAWN AT ANY TIME AND IS SPECIFICALLY MADE SUBJECT TO THE TERMS DESCRIBED IN THIS PRIVATE PLACEMENT MEMORANDUM. THIS OFFERING WILL CONTINUE UNTIL TERMINATED BY THE FUND. THE FUND MAY ACCEPT OR REJECT ANY SUBSCRIPTION TO PURCHASE THE INTERESTS BEING OFFERED HEREBY IN WHOLE OR IN PART. THE FUND MAY STOP OFFERING INTERESTS COMPLETELY, OR MAY OFFER INTERESTS ON A LIMITED BASIS, FOR A PERIOD OF TIME OR PERMANENTLY.

     THE INFORMATION CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM IS INTENDED TO BE CURRENT AS OF THE DATE OF THIS PRIVATE PLACEMENT MEMORANDUM. NO REPRESENTATION OR WARRANTY IS MADE AS TO THE ACCURACY OR COMPLETENESS OF SUCH INFORMATION AFTER SUCH DATE, AND NOTHING CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM IS, OR SHALL BE RELIED ON AS, A PROMISE OR REPRESENTATION AS TO THE FUTURE.

     NO PERSON HAS BEEN AUTHORIZED TO GIVE ANY INFORMATION OR TO MAKE ANY REPRESENTATION, WARRANTY, STATEMENT OR ASSURANCE NOT CONTAINED IN THIS PRIVATE PLACEMENT MEMORANDUM AND, IF GIVEN OR MADE, SUCH INFORMATION OR REPRESENTATION, WARRANTY, STATEMENT OR ASSURANCE MAY NOT BE RELIED UPON.

     INTERESTS ARE SUITABLE ONLY FOR SOPHISTICATED INVESTORS FOR WHOM AN INVESTMENT IN THE FUND DOES NOT CONSTITUTE A COMPLETE INVESTMENT PROGRAM AND THAT FULLY UNDERSTAND AND ARE WILLING TO ASSUME THE RISKS INVOLVED IN THE FUND'S INVESTMENT PROGRAM. THE FUND'S INVESTMENT PRACTICES, BY THEIR NATURE, INVOLVE A SUBSTANTIAL DEGREE OF RISK. SEE "INVESTMENT OBJECTIVE AND STRATEGIES," "GENERAL RISKS," "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE," AND "INVESTMENT RELATED RISKS."

     This Private Placement Memorandum concisely provides information that you should know about the Fund before investing. You are advised to read this Private Placement Memorandum carefully and to retain it for future reference. Additional information about the Fund, including the Fund's statement of additional information ("SAI"), dated [ ], 2005, has been filed with the SEC. You can request a copy of the SAI without charge by writing to the Fund, 701 Mount Lucas Road, Princeton, NJ 08540, or by calling the Fund at 1-877-591-4656. The table of contents of the SAI appears on page 112 of this Private Placement Memorandum. You can obtain the SAI, and other information about the Fund, on the SEC's website (http://www.sec.gov). The address of the SEC's internet site is provided solely for the information of prospective investors and is not intended to be an active link.

                             TABLE OF CONTENTS


                                                                           Page
                                                                           ----

SUMMARY......................................................................1

SUMMARY OF FUND EXPENSES....................................................20

THE FUND....................................................................21

USE OF PROCEEDS.............................................................22

INVESTMENT OBJECTIVE AND STRATEGIES.........................................22

GENERAL RISKS...............................................................30

Special Risks of the Fund of Funds Structure................................37

INVESTMENT RELATED RISKS....................................................43

MANAGEMENT OF THE FUND......................................................58

INVESTMENT MANAGEMENT FEE...................................................61

ADMINISTRATION..............................................................61

CUSTODIAN...................................................................62

FUND EXPENSES...............................................................63

VOTING......................................................................64

CONFLICTS OF INTEREST.......................................................65

OUTSTANDING SECURITIES......................................................81

REPURCHASES OF INTERESTS....................................................81

TRANSFERS OF INTERESTS......................................................86

CALCULATION OF NET ASSET VALUE; VALUATION...................................87

CAPITAL ACCOUNTS AND ALLOCATIONS............................................91

CERTAIN TAX CONSIDERATIONS..................................................93

ERISA CONSIDERATIONS.......................................................104

ELIGIBLE INVESTORS.........................................................106

PURCHASING INTERESTS.......................................................107

ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENT....................108

REPORTS TO MEMBERS.........................................................111

FISCAL YEAR................................................................111

ACCOUNTANTS AND LEGAL COUNSEL..............................................111

INQUIRIES..................................................................111

TABLE OF CONTENTS OF SAI...................................................112



APPENDIX A - LIMITED LIABILITY COMPANY AGREEMENT...........................A-1

                                  SUMMARY

          This is only a summary and does not contain all of the information that you should consider before investing in the Fund. Before investing in the Fund, you should carefully read the more detailed information appearing elsewhere in this private placement memorandum (the "Private Placement Memorandum"), and the Fund's Limited Liability Company Agreement (the "LLC Agreement").

THE FUND The Fund is a recently formed Delaware limited liability company that is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as a non-diversified, closed-end management investment company. Goldman Sachs Hedge Fund Strategies LLC, a Delaware limited liability company (the "Adviser"), serves as the investment adviser for the Fund.

                         The Fund is a "fund of funds" that provides a means for investors to participate in investments in the securities of privately placed investment vehicles ("Investment Funds"), managed by portfolio managers or management teams ("Investment Managers"), that are typically referred to as hedge funds.

                         The Fund expects to accept investments from investment vehicles that may or may not be registered under the Investment Company Act, including investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof ("Feeder Funds"). See "GENERAL RISKS--Feeder Funds."

                         An investment in the Fund will enable persons who are admitted as members of the Fund ("Members") to invest with a group of Investment Managers whose services generally are not available to the general investing public, and in Investment Funds which may be closed from time to time to new investors or which otherwise may place stringent restrictions on the number and type of persons whose money they will manage. An investment in the Fund will enable investors to invest in a cross section of Investment Funds without being subject to the high minimum investment requirements that they typically impose on investors. Additionally, by investing the Fund's assets with multiple Investment Funds, the Fund may reduce the volatility inherent in an investment in a single Investment Fund. However, as a "non-diversified" management investment company, the Fund may invest in relatively few Investment Funds and in Investment Funds that do not have diversified investment portfolios.

                         The Fund is an appropriate investment only for those investors who can tolerate a high degree of risk and do not require a liquid investment.

INVESTMENT OBJECTIVE     The  Fund's  investment  objective  is  to  target
AND STRATEGIES           attractive   long-term    risk-adjusted   absolute
                         returns with lower volatility than, and minimal correlation to, the broad equity markets. The Fund intends to pursue its investment objective by investing in a portfolio of Investment Funds that utilize investment strategies within or related to one or more of the following four hedge fund sectors: equity long/short, event driven, relative value and tactical trading, each of which is described below.

                         The Fund may allocate its assets among the four hedge fund sectors in a manner consistent with the Fund's investment objective. In order to determine such allocation, the Adviser will periodically establish a model allocation among the four hedge fund sectors that, if made, would result in each sector contributing a roughly equivalent amount to the expected portfolio risk of the Fund. The Adviser will utilize this model allocation as a benchmark and will either allocate the Fund's assets to the Investment Funds in a manner roughly consistent with such benchmark or, in its sole discretion, will make strategic allocations to Investment Funds which utilize strategies within particular hedge fund sectors when it believes that market conditions or other factors merit an overweighting or underweighting to one or more of the hedge fund sectors. Additional information regarding the manner in which the Adviser will make such allocations is set forth under "INVESTMENT OBJECTIVE AND STRATEGIES--Investment Approach." The hedge fund sectors referenced herein are subjective classifications made by the Adviser in its sole discretion. Such classifications are based on information provided by the Investment Funds to the Adviser and may differ from classifications into similarly named sectors made by other industry participants.

                         Initially, the Fund intends to invest in approximately 30 to 75 Investment Funds, although the actual number of Investment Funds may vary and may change materially over time as determined by the Adviser in its sole discretion. The number of Investment Funds in which the Fund invests will be determined by the Adviser in its sole discretion, based on factors deemed relevant by the Adviser, which may include the amount of the Fund's assets under management, the availability of attractive opportunities, and other portfolio construction considerations. The Adviser generally will not allocate more than 25% of the Fund's total assets to any single Investment Manager at the time of allocation. Additional information regarding the Adviser's process and criteria for selecting Investment Managers is set forth under "INVESTMENT OBJECTIVE AND STRATEGIES--Overview of the Investment Process."

                         Following are descriptions of certain of the investment strategies utilized by Investment Managers in the equity long/short, event driven, relative value and tactical trading sectors. Other strategies may be employed as well. There can be no assurance that the Investment Managers will succeed in any of these strategies.

                         Equity Long/Short. Equity long/short hedge funds make long and short equity investments, often based on the Investment Manager's assessment of fundamental value compared to market price.

                         Event Driven. Event driven strategies seek to identify security price changes resulting from corporate events such as restructurings, mergers, takeovers, spin-offs and other special situations. Strategies that may be utilized in the event driven sector include merger arbitrage, high yield/distressed securities, and special situations.

                         Relative Value. Relative value strategies seek to profit from the mispricing of financial instruments, capturing spreads between related securities that deviate from their fair value or historical norms. Directional and market exposure is generally held to a minimum or completely hedged. Strategies that may be utilized in the relative value sector include convertible arbitrage, equity arbitrage, and fixed-income arbitrage.

                         Tactical Trading. Tactical trading strategies are directional trading strategies that generally fall into one of the following two categories: managed futures strategies and global macro strategies.
                         Managed futures strategies involve trading in futures and currencies globally, generally using systematic or discretionary approaches based on identified trends. Global macro strategies generally utilize analysis of macroeconomic and financial conditions to develop views on country, regional or broader economic themes and then seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments.

                         Additional information regarding the strategies expected to be utilized by the Investment Managers is set forth under "INVESTMENT OBJECTIVE AND STRATEGIES--Investment Strategies."

                         There can be no assurance that the Fund's investment objective will be achieved or that its portfolio design and risk monitoring strategies will be successful.

                         Investment Funds in which the Fund invests will generally be limited partnerships, limited liability companies and similar entities managed by a single Investment Manager. In addition, the Fund may on occasion retain one or more Investment Managers to manage and invest designated portions of the Fund's assets either through a separately managed account or a separate Investment Fund in which the Investment Manager serves as general partner or managing member or in a similar capacity and the Fund is the sole limited partner or the only other member or equityholder. Investment Managers for which such an investment vehicle is utilized or that manage assets directly on a managed account basis are sometimes referred to herein as "Subadvisers." Investments made on behalf of the Fund by Subadvisers will be subject to additional restrictions and limitations under the Investment Company Act. See "INVESTMENT OBJECTIVE AND STRATEGIES--Borrowing by the Fund" and "--Additional Investment Policies."

RISK FACTORS             An  investment  in the Fund  involves  substantial
                         risks and special considerations. Listed below are
                         summaries   of   several   of   such   risks   and
                         considerations. For purposes of this discussion, references to the activities of the Investment
                         Funds should generally be interpreted to include the activities of a Subadviser.

                         o Investing in the Fund can result in a loss of all of the capital invested.

                         o The performance of the Fund depends upon the ability of the Adviser to select Investment Managers and Investment Funds, and on the success of the Investment Managers in managing the assets of the Investment Funds. See "GENERAL RISKS--Dependence on the Adviser and the Investment Managers."

                         o The Adviser will have the discretion to underweight or overweight allocations to hedge fund sectors from a risk perspective. There is no assurance that its decisions in this regard will be successful, or that the Fund will have the ability to change its allocations to Investment Funds when the Adviser determines to do so. This could have a material adverse effect on the ability of the Adviser to implement the Fund's investment objective.

                         o The Investment Funds may use investment strategies and techniques that involve greater risks than the strategies typically used by open-end registered investment companies (i.e., mutual funds). As a result, the prices of an Investment Fund's investments, and therefore the net asset value of the Fund's Interests, can be highly volatile. Although the Investment Funds will invest and trade in equity and debt securities, they may also invest in and trade equity-related instruments, debt-related instruments, structured securities, currencies, financial futures, swap agreements, and other types of instruments. In addition, the Investment Funds may sell securities short and use a wide range of other investment techniques, including derivative instruments used for both hedging and non-hedging purposes. The use of such instruments and techniques may be an integral part of an Investment Fund's investment strategy, and may increase the risk to which the Fund's portfolio is subject. See "INVESTMENT RELATED RISKS."

                         o The Fund may pursue its investment objective by investing in certain Investment Funds whose Investment Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Fund may incur significant
                            losses.      See      "INVESTMENT       RELATED
                            RISKS--Convergence Risk."

                         o The issuers of securities acquired by the Investment Funds will sometimes involve a high degree of business and financial risk. The securities of small capitalization companies and recently organized companies may involve greater investment risks. In addition, Investment Funds may purchase securities of companies in initial public offerings, or shortly after those offerings are complete, which may pose special risks. See "INVESTMENT RELATED RISKS--Issuer Risks," "--Small Capitalization Companies," and "--Purchasing Initial Public Offerings."

                         o Investment Managers may consider it appropriate, subject to applicable regulations, to utilize forward and futures contracts, options, swaps, other derivative instruments, short sales, margin and other forms of leverage in their investment programs. Such investment techniques can substantially increase the adverse impact to which the Fund's investment portfolio may be subject. See "INVESTMENT RELATED RISKS--Leverage."

                         o The Investment Funds will be exposed to the credit risk of counterparties with which, or brokers and dealers and exchanges through which, they deal, whether they engage in exchange-traded or off-exchange transactions. See "INVESTMENT RELATED RISKS--Failure of Investment Funds' Counterparties, Brokers, and Exchanges."

                         o The Investment Funds may invest a substantial portion of their assets in securities of
                            non-U.S. issuers and the governments of non-U.S. countries, including issuers and governments located in emerging markets. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including, but not limited to, political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments. See "INVESTMENT RELATED RISKS--Non-U.S. Investments" and "--Investment in Emerging Markets."

                         o The Fund is newly formed and has no operating history. In addition, many of the Investment Funds in which the Fund invests may have limited operating histories.

                         o Legal, tax and regulatory changes could occur during the term of the Fund which may
                            materially   adversely  affect  the  Fund.  See
                            "GENERAL RISKS--Legal, Tax and Regulatory Risks." Additionally, there are certain tax risks associated with an investment in the Fund. See "CERTAIN TAX CONSIDERATIONS."

                         o Interests will not be listed for trading on any national securities exchange, are subject to substantial restrictions on transfer, and have limited liquidity. Unlike open-end management investment companies, investors in closed-end funds do not have the right to redeem their shares on a daily basis at a price based on net asset value. Although the Fund may at certain times offer to repurchase Interests, there is no requirement that the Fund repurchase Interests and there can be no assurance that a Member who requests the repurchase of its Interest (or a portion thereof) will have such Interest repurchased in a timely fashion. However, the Fund may, upon the written request of a Member, be dissolved in the event that such Member has not had its entire Interest repurchased by the Fund (whether in a single repurchase offer or multiple consecutive offers) within two years after submitting a written request to have its Interest repurchased. See "--Repurchases of Interests" below and "GENERAL RISKS--Interests Not Listed; Repurchases of Interests," and "--Closed-End Fund; Limited Liquidity."

                         o The Fund will accept additional subscriptions for Interests, and such subscriptions will dilute the indirect interest of existing Members in the Fund's investment portfolio, which could have an adverse impact on the existing Members' Interests. See "GENERAL RISKS--Special Considerations Applicable to the Subsequent Offerings of Interests."

                         o One or more Feeder Funds may make substantial investments in the Fund at any time. If a Feeder Fund requests to have all or a portion of its Interest repurchased, this may have a material adverse effect on the Fund's investment portfolio and its performance, and may also limit the ability of other Members to redeem their Interests. In addition, additional subscriptions by a Feeder Fund could result in dilution of the other Members' interests in the Fund's positions that are in place prior to such additional subscriptions. See "GENERAL RISKS--Feeder Funds," and "--Special Considerations Applicable to the Subsequent Offerings of Interests."

                         o As a "non-diversified" management investment company, the Fund may invest in relatively few Investment Funds and in Investment Funds that do not have diversified investment portfolios. Certain Investment Funds may at times hold large positions in a relatively limited number of investments and may concentrate their investments in particular markets, sectors, industries or types of securities. Such concentrations may increase the risk and volatility to which the Fund's portfolio is subject. See "GENERAL RISKS--Non-Diversified Status" and "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Investment Funds Are Generally Non-Diversified."

                         o Investment Managers will charge the Fund asset-based fees, and typically will also be entitled to receive performance-based fees or allocations. Such fees and performance-based compensation are in addition to the fees charged by the Adviser. An investor in the Fund bears a proportionate share of the expenses of the Fund and, indirectly, the expenses of the Investment Funds. Investors could avoid the additional level of fees and expenses at the Fund level by investing directly with the Investment Funds, although access to many Investment Funds may be limited or unavailable. See "SPECIAL RISKS OF THE FUND OF FUNDS
                            STRUCTURE--Multiple    Levels   of   Fees   and
                            Expenses."

                         o Investment Managers generally invest wholly independent of one another. At any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund. Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result. Additionally, the turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. See "SPECIAL
                            RISKS OF THE FUND OF FUNDS STRUCTURE--Duplicative Transaction Costs" and "--Turnover."

                         o Performance-based compensation may create incentives for Investment Managers to make risky investments, and may be payable by the Fund to an Investment Manager, indirectly through the Fund's investment in such Investment Manager's Investment Fund, even if the Fund's overall returns are negative. See "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Multiple Levels of Fees and Expenses."

                         o Investment Funds generally will not be registered as investment companies under the Investment Company Act and, therefore, the Fund as an investor in Investment Funds will not have the benefit of the protections afforded by the Investment Company Act. In addition, although the U.S. Securities and Exchange Commission (the "SEC") has adopted new rules that will require most of the Investment Managers to register as investment advisers under the Advisers Act (as defined below), there is expected to be a significant period of time before such registrations are completed. As an investor in the Investment Funds managed by unregistered investment advisers, the Fund will not have the benefit of certain of the protections afforded by the Investment Advisers Act of 1940, as amended (the "Advisers Act"). See "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Investment Funds Not Registered."

                         o The valuation of the Fund's investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Managers of such Investment Funds. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers. An Investment Manager may face a conflict of interest in valuing such securities since their values will affect the Investment Manager's compensation. A committee approved by the Fund's Board of Managers (the "Board of Managers") established to oversee the valuation of the Fund's investments (the "Valuation Committee") reviews the valuation procedures used by all Investment Managers. However, the Board of Managers, the Valuation Committee and the Adviser will not be able to confirm or review the accuracy of valuations provided by Investment Managers. See "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Valuation of the Fund's Interests in Investment Funds," and "CALCULATION OF NET ASSET VALUE; VALUATION."

                         o The Fund relies primarily on information provided by Investment Funds in valuing its investments in Investment Funds and determining the value of Interests. Inaccurate valuations provided by Investment Funds could materially adversely affect the value of Interests and the amounts Members receive upon repurchases of Interests by the Fund. See "GENERAL RISKS--Repurchases Based on Estimates; Adjustments" and "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Valuation of the Fund's Interests in Investment Funds."

                         o The Fund may make withdrawals from Investment Funds only at certain specified times. In connection with such withdrawals, the Fund may receive securities that are illiquid or difficult to value. The Fund may, in certain circumstances, make in-kind distributions of its assets to its Members, including in connection with repurchases of Interests. Members will bear any risks associated with the distributed securities and costs associated with the disposition thereof. See "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Investment Funds' Securities Are Generally Illiquid" and "GENERAL RISKS--Payment In-Kind for Repurchased Interests."

                         o Substantial requests for the Fund to repurchase Interests could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. See "GENERAL RISKS--Substantial Repurchases."

                         o Since certain Investment Funds that the Adviser has selected may provide infrequent opportunities to purchase their securities, the Fund may hold significant amounts of cash, short-term debt securities or money market securities pending investment in such Investment Funds, which could materially adversely affect the Fund's investment returns. The Investment Funds may engage in similar activities which may materially adversely affect their investment performance. See "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Limitations on Ability to Invest in Investment Funds and "INVESTMENT RELATED RISKS--Money Market and other Liquid Instruments."

                         o Subject to applicable law, the Fund may agree to indemnify certain of the Investment Funds and the Investment Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer and sale of Interests. See "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Indemnification of Investment Funds and Investment Managers."

                         o The Fund may hold non-voting securities, or contractually forgo the right to vote in respect of the voting securities of an Investment Fund, and in such cases, the Fund will not be able to vote on matters that require the approval of the interestholders of the Investment Fund, including matters adverse to the Fund's interests. See "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Inability to Vote."

                         In view of the risks noted above, the Fund should be considered a speculative investment, and investors should invest in the Fund only if they can sustain a complete loss of their investment.

                         No guarantee or representation is made that the investment program of the Fund or any Investment Fund will be successful, that the various Investment Funds selected will produce positive returns or that the Fund will achieve its investment objective.

                         A more detailed discussion of the risks associated with an investment in the Fund can be found under "GENERAL RISKS," "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE," and "INVESTMENT RELATED RISKS."

MANAGEMENT               The  Board of  Managers  of the  Fund has  overall
                         responsibility  for the management and supervision
                         of  the  business  operations  of  the  Fund.  See
                         "MANAGEMENT  OF THE FUND--The  Board of Managers."
                         To the extent  permitted  by  applicable  law, the
                         Board of Managers  may delegate any of its rights,
                         powers  and  authority   to,  among  others,   the
                         officers of the Fund, the Adviser or any committee of the Board of Managers.

THE ADVISER              Under the supervision of the Board of Managers and
                         pursuant  to an  investment  management  agreement
                         ("Investment Management Agreement"),  the Adviser,
                         an  investment   adviser   registered   under  the
                         Advisers Act, serves as the Fund's investment adviser.

                         The Adviser is an advisory affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), and Goldman Sachs Asset Management, L.P. ("GSAM"). Each of the Adviser, Goldman Sachs and GSAM is a wholly owned subsidiary of The Goldman Sachs Group, Inc. See "MANAGEMENT OF THE FUND--The Adviser."

FUND ADMINISTRATION      The Fund has retained SEI Investments Global Funds
                         Services ("SEI" or the "Administrator") to provide certain administrative services to the Fund. The
                         Fund will compensate the Administrator for these services and will reimburse the Administrator for certain of its out-of-pocket expenses. See "--Fees and Expenses" below.

FEES AND EXPENSES        The  Fund   bears  its  own   operating   expenses
                         (including,   without  limitation,   its  offering
                         expenses).  A  more  detailed  discussion  of  the
                         Fund's   expenses   can  be  found   under   "FUND
                         EXPENSES."

                         Investment Management Fee. The Fund will pay the Adviser a monthly investment management fee equal to 0.083% (1.00% on an annualized basis) of the Fund's net assets as of each month-end (the "Investment Management Fee"), subject to certain adjustments. The Investment Management Fee will be paid to the Adviser out of the Fund's assets and will decrease the net profits or increase the net losses of the Fund. See "INVESTMENT MANAGEMENT FEE."

                         Administration Fee. The Fund will pay the Administrator a monthly administration fee equal to 0.0050% (0.060% on an annualized basis) of the Fund's net assets (prior to reduction for any Investment Management Fee) as of each month-end (the "Administration Fee"). The Administration Fee will be paid to the Administrator out of the Fund's assets and will decrease the net profits or increase the net losses of the Fund. The Fund will also reimburse the Administrator for certain out-of-pocket expenses. See "ADMINISTRATION."

                         The Adviser has entered into an agreement with the Fund (the "Expense Limitation Agreement") pursuant to which the Adviser has agreed to waive and/or reimburse the Fund's expenses, to the extent necessary so that the Fund's total expenses (not including any Extraordinary Expenses (as defined in "FUND EXPENSES") during the 12-month period beginning on the closing date for the purchase of Interests by a party other than The Goldman Sachs Group, Inc. (the "Initial Closing Date") do not exceed 1.50% of the average of the net assets of the Fund (prior to reduction for any Extraordinary Expenses) as of each month-end during such 12-month period. Such expense waivers and/or reimbursements, if any, will be calculated and paid on a monthly basis in accordance with the Expense Limitation Agreement. See "FUND EXPENSES." The Adviser does not expect to waive or reimburse Fund expenses with respect to any subsequent periods. In addition, the Fund's organizational expenses are being borne voluntarily by the Adviser.

                         Subject to the terms of the Expense Limitation Agreement, the Fund's expenses incurred and to be incurred in connection with the initial offering of Interests will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date. See "FUND EXPENSES."

ALLOCATION OF PROFIT     The  net   profits  or  net  losses  of  the  Fund
AND LOSS                 (including,  without limitation, net realized gain
                         or  loss  and  the  net   change   in   unrealized
                         appreciation or depreciation of investments)  will
                         be  credited  to or debited  against  the  capital
                         accounts  of  the  Members  at  the  end  of  each
                         accounting period (as defined in "CAPITAL ACCOUNTS
                         AND   ALLOCATIONS")   in  accordance   with  their
                         respective  "investment  percentages"  as  of  the
                         start of such period.  The  investment  percentage
                         for each Member will be determined by dividing, as
                         of  the  start  of  an  accounting  period,   such
                         Member's capital account balance by the sum of the
                         balances of the capital accounts of all Members of
                         the   Fund,    as   adjusted   for   any   capital
                         contributions and repurchases of Interests as of the beginning of such accounting period. See
                         "CAPITAL ACCOUNTS AND ALLOCATIONS."

DISTRIBUTIONS            It is expected that  distributions  will generally
                         not be made to Members. However, the Board of Managers has the right to cause distributions to be made in cash or in-kind to the Members in its sole discretion. Whether or not distributions are made, each Member will be required each year to pay applicable federal, state and local income taxes on its allocable share of the Fund's taxable income.

CONFLICTS  OF  INTEREST  The  investment  activities  of the  Adviser,  the
                         Investment Managers, and their respective affiliates, and their directors, trustees, managers, members, partners, officers, and employees, for their own accounts and other accounts they manage, may give rise to conflicts of interest that could disadvantage the Fund and its Members. The Adviser provides investment management services to other funds and discretionary managed accounts that follow an investment program similar to that of the Fund. Goldman Sachs (including, for purposes of this paragraph, Goldman, Sachs & Co., the Adviser, and their affiliates, directors, partners, trustees, managing members, officers and employees), a diversified global financial services firm involved with a broad spectrum of financial services and asset management activities, may, for example, engage in the ordinary course of business in activities in which its interests or the interests of its clients may conflict with those of the Fund or the Members. The trading activities of Goldman Sachs are carried out without references to positions held directly or indirectly by the Fund and may result in Goldman Sachs having positions which are adverse to those of the Fund. Goldman Sachs is not under any obligation to share any investment opportunity, idea or strategy with the Fund. As a result,
                         Goldman Sachs may compete with the Fund for appropriate investment opportunities. The investment and other business activities of the Investment Managers may also give rise to similar conflicts of interest. The Fund's operations may give rise to other conflicts of interest that could disadvantage the Fund and its Members. See "CONFLICTS OF INTEREST."

ELIGIBLE  INVESTORS      Each  prospective  investor  in the  Fund  will be
                         required  to   represent   and  warrant  that  the
                         Interest subscribed for is being acquired directly
                         or  indirectly  for the account of an  "accredited
                         investor"  as  defined in  Regulation  D under the
                         Securities Act and that it is a "qualified client"
                         within  the   meaning  of  Rule  205-3  under  the
                         Advisers  Act.  See  "ELIGIBLE  INVESTORS"  for  a
                         description  of certain  categories  of  investors
                         that   qualify  as   "accredited   investors"   or
                         "qualified  clients." In addition,  Interests  are
                         generally being offered only to investors that are
                         U.S. persons for U.S. federal income tax purposes.
                         Investors   who  meet  such   qualifications   are
                         referred to in this Private Placement Memorandum as "Eligible Investors."

                         All prospective Members will be furnished and must complete, execute and deliver a subscription agreement with the Fund (the "Subscription Agreement") in which, among other things, they represent and warrant that they meet the foregoing requirements and that they will not transfer their Interest (or any portion thereof) except in accordance with the LLC Agreement. Existing
                         Members who request to purchase additional Interests will be required to qualify as "Eligible Investors" and to complete an additional Subscription Agreement or other documentation that is acceptable to the Adviser prior to the additional purchase. See "ELIGIBLE INVESTORS."

PURCHASING INTERESTS     The minimum initial  investment in the Fund by any
                         investor   is  $25   million,   and  the   minimum
                         additional investment in the Fund by any investor is $1 million. However, the Fund, in its sole discretion, may accept investments below these minimums.

                         Subsequent to the initial closing for the purchase of Interests by a party other than The Goldman Sachs Group, Inc. (the "Initial Closing"), Interests will generally be offered for purchase as of the first day of each calendar month, except that Interests may be offered more or less frequently as determined by the Board of Managers in its sole discretion.

                         Subscriptions are generally subject to the receipt of cleared funds on or prior to the acceptance date set by the Fund and notified to prospective investors. Pending the Initial Closing, or the closing of any subsequent offering, funds received from prospective investors will be placed in an interest-bearing escrow account with SEI, the Fund's escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted, including any interest earned by such investor, will be invested in the Fund on behalf of such investor.

                         A prospective investor must submit a completed Subscription Agreement on or prior to the acceptance date set by the Fund and notified to prospective investors. The Fund reserves the right to reject, in its sole discretion, any request to purchase an Interest in the Fund at any time. The Fund also reserves the right to suspend or terminate offerings of Interests at any time. Additional information regarding the subscription process is set forth under "PURCHASING INTERESTS."

THE INITIAL CLOSING The Initial Closing Date is expected to occur on FOR THE PURCHASE OF or about [ ], 2005 (or such earlier or later date
INTERESTS                as the Fund's  Placement  Agent (as defined below)
                         may determine).

REPURCHASES OF INTERESTS No Member  will have the right to require the Fund to redeem its Interest (or any portion thereof) in the Fund. The Fund from time to time may offer to repurchase Interests pursuant to written tenders by the Members. These repurchases will be made at such times and on such terms as may be determined by the Board of Managers from time to time in its sole discretion. The Fund may elect to repurchase less than the full amount that a Member requests to be repurchased. If a repurchase offer is oversubscribed, the Fund will repurchase only a pro rata portion of the amount tendered by each Member.

                         In determining whether the Fund should offer to repurchase Interests from Members pursuant to repurchase requests, the Board of Managers may consider, among other things, the recommendation of the Adviser as well as a variety of other operational, business and economic factors. The Adviser expects that it will recommend to the Board of Managers that the Fund offer to repurchase Interests from Members on or about [ ], 2006, and thereafter semi-annually on or about each January 1 and July 1.

                         The Board of Managers may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Interests. In the event that any Member has not had its entire Interest repurchased by the Fund (whether in a single repurchase offer or multiple consecutive offers) within two years after a written request to have such Interest repurchased, the Fund may be dissolved. See "REPURCHASES OF INTERESTS."

                         A Member who tenders some but not all of its Interest for repurchase will be required to maintain a minimum capital account balance of $5 million. Such minimum capital account balance requirement may be waived by the Board of Managers, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

TRANSFER RESTRICTIONS    A Member may  assign,  transfer,  sell,  encumber,
                         pledge  or   otherwise   dispose   of   (each,   a
                         "transfer")  its Interest  (or a portion  thereof)
                         only  (1)  by  operation  of law  pursuant  to the
                         death,   divorce,   insolvency,   bankruptcy,   or
                         adjudicated  incompetence  of the  Member;  or (2)
                         under  other  limited   circumstances,   with  the
                         consent  of the Board of  Managers  (which  may be
                         withheld in its sole discretion and is expected to
                         be  granted,  if at all,  only  under  extenuating
                         circumstances).   Unless   counsel   to  the  Fund
                         confirms that the transfer will not cause the Fund
                         to be treated as a "publicly  traded  partnership"
                         taxable as a  corporation,  the Board of  Managers
                         generally  will  not  consider   consenting  to  a
                         transfer  of an  Interest  (or a portion  thereof)
                         unless the  transfer  is: (1) one in which the tax
                         basis  of  the   Interest  in  the  hands  of  the
                         transferee is determined,  in whole or in part, by
                         reference  to its tax  basis  in the  hands of the
                         transferring  Member (e.g.,  certain  transfers to
                         affiliates,  gifts  and  contributions  to  family
                         entities);  (2) to  members  of  the  transferring
                         Member's   immediate  family  (siblings,   spouse,
                         parents or children); or (3) a distribution from a
                         qualified   retirement   plan  or  an   individual
                         retirement account. In connection with any request to transfer an Interest (or a portion thereof), the Fund may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request.

                         Each transferring Member and transferee may be charged reasonable expenses, including attorneys' and accountants' fees, incurred by the Fund in connection with the transfer. See "TRANSFERS OF INTERESTS."

TAXES The Fund will receive an opinion of counsel that, for federal income tax purposes, the Fund will be treated as a partnership and not as an association taxable as a corporation and that based on a "facts and circumstances" analysis, the Fund will not be treated as a publicly traded partnership taxable as a corporation. As a result, each Member will be required to include in its U.S. federal taxable income its allocable share of the Fund's taxable income each year, regardless of whether the Fund makes a distribution to such Member in such year. In addition, for a variety of reasons, a Member's allocation of taxable income of the Fund in any year may be more or less than the amount of net profits or net losses allocated to the Member's capital account for that year. FOR THE REASONS DESCRIBED ABOVE AND BECAUSE, AMONG OTHER THINGS, THE FUND IS NOT GENERALLY OBLIGATED, AND DOES NOT INTEND, TO MAKE DISTRIBUTIONS, MEMBERS MAY RECOGNIZE SUBSTANTIAL AMOUNTS OF TAXABLE INCOME IN EACH YEAR, THE TAXES ON WHICH ARE FAR IN EXCESS OF ANY DISTRIBUTIONS FROM THE FUND.

                         For  a   discussion   of  certain  tax  risks  and
                         considerations relating to an investment in the Fund see "Certain Tax Considerations."

                         Investors should consult their own tax advisers with respect to the specific federal, state, local, U.S. and non-U.S. tax consequences of the purchase, ownership, and disposal of an Interest in the Fund and/or the filing requirements, if any, associated with the purchase, ownership, and disposal of an Interest in the Fund.

ERISA PLANS AND OTHER Prospective investors subject to the Employee TAX-EXEMPT ENTITIES Retirement Income Security Act of 1974, as amended
                         ("ERISA"),    and   other   tax-exempt   entities,
                         including   employee  benefit  plans,   individual
                         retirement  accounts and Keogh Plans, may purchase
                         Interests in the Fund. The Fund's assets should not be considered to be "plan assets" for purposes of ERISA's fiduciary responsibility and prohibited transaction rules or similar provisions of the Internal Revenue Code of 1986, as amended.

                         Because the Fund and the Investment Funds may incur debt in connection with the purchase of securities, futures and other investments, the Fund may generate income that is taxable to its tax-exempt Members as unrelated business taxable income ("UBTI"). In addition, a tax-exempt Member may recognize UBTI if it incurs indebtedness to finance its investment in the Fund, and it is possible that certain investments by the Fund and the Investment Funds could result in UBTI, even if such investments are not debt financed. Due to these considerations, an investment in the Fund is not appropriate for certain types of tax-exempt entities, including charitable remainder trusts. See "CERTAIN TAX CONSIDERATIONS."

                         An investment in the Fund by tax-exempt entities requires special consideration. Trustees or administrators of such entities are urged to review carefully the matters discussed in this Private Placement Memorandum and to consult with their tax advisers prior to making an investment in the Fund. See "CERTAIN TAX CONSIDERATIONS."

TERM The Fund's term is perpetual unless the Fund is otherwise terminated under the terms of the LLC Agreement.

REPORTS TO MEMBERS       Members  will  receive   annual  tax   information
                         necessary for  completion of U.S.  federal,  state
                         and local tax  returns.  The Fund will  furnish to
                         Members such  information  as soon as  practicable
                         after  receipt of the necessary  information  from
                         the Investment Funds. However, in the likely event
                         that  the  Fund  does  not   receive  all  of  the
                         necessary  underlying   information  on  a  timely
                         basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. MEMBERS SHOULD THEREFORE EXPECT TO
                         OBTAIN  EXTENSIONS  OF THE FILING  DATES FOR THEIR
                         INCOME TAX RETURNS AT THE FEDERAL, STATE AND LOCAL
                         LEVEL.

                         The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Members also will be sent reports regarding the Fund's operations each quarter. See "REPORTS TO MEMBERS."

FISCAL YEAR              For accounting purposes, the Fund's fiscal year is
                         the period ending on December 31. The Fund's taxable year is the period ending December 31.

                          SUMMARY OF FUND EXPENSES

          The following table illustrates the expenses and fees that the Fund expects to incur and that Members can expect to bear directly or indirectly. In addition to the expenses and fees set forth below, Members also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Investment Funds or in connection with the allocation of the assets of the Fund to Subadvisers.

ANNUAL EXPENSES (as a percentage of net assets)
    Investment Management Fee (1)                                         1.00%
    Other Expenses (including the Fund's initial offering expenses) (2)   0.50%

    Total Annual Expenses (including
     the Fund's initial offering expenses) (3) (4)                        1.50%

________________

(1)       See "INVESTMENT MANAGEMENT FEE" for additional information.

(2) Because the Fund is newly organized, Other Expenses (as defined below) is an estimate based on net assets of $175 million, net of the expense limitation arrangement discussed below in note 4. In the absence of such arrangement, Other Expenses would be higher and would increase to the extent net assets are less than $175 million.

(3) Pursuant to an Expense Limitation Agreement, the Adviser has contractually agreed with the Fund to waive and/or reimburse the Fund's expenses to the extent necessary so that the Fund's total expenses (not including Extraordinary Expenses (as defined in "FUND EXPENSES")) during the 12-month period beginning on the Initial Closing Date do not exceed 1.50% of the average of the net assets of the Fund (prior to reduction for any Extraordinary Expenses) as of each month-end during such 12-month period. Such expense waivers and/or reimbursements, if any, will be calculated and paid on a monthly basis in accordance with the Expense Limitation Agreement. The Adviser does not expect to waive or reimburse Fund expenses with respect to any subsequent periods. See "FUND EXPENSES."

(4) Members also indirectly bear a portion of the asset-based fees, performance or incentive fees or allocations and other expenses incurred by the Fund as an investor in the Investment Funds or in connection with the allocation of the assets of the Fund to Subadvisers. Generally, asset-based fees payable to Investment Managers of the Investment Funds will range from 1% to 3%
          (annualized) of the average net asset value of the Fund's investment and performance or incentive fees or allocations generally range from 15% to 30% of an Investment Fund's net profits annually, although it is possible that such ranges may be exceeded for certain Investment Managers.

          The purpose of the table above is to assist prospective investors in understanding the various fees and expenses Members will bear directly or indirectly. "Other Expenses," as shown above, is an estimate based on anticipated contributions to the Fund and anticipated expenses for the first year of the Fund's operations, and includes, among other things, professional fees and other expenses that the Fund will bear directly, including the Fund's initial and ongoing offering costs and fees and expenses of the Administrator, escrow agent and custodian, but does not include the Fund's organizational expenses which are being borne by the Adviser. For a more complete description of the various fees and expenses of the Fund, see "INVESTMENT MANAGEMENT FEE," "ADMINISTRATION," "FUND EXPENSES," "REPURCHASES OF INTERESTS," and "PURCHASING INTERESTS."

          The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other funds. The example assumes that all distributions are reinvested at net asset value and that the percentage amounts listed under annual expenses remain the same in the years shown. The assumption in the hypothetical example of a 5% annual return is required by regulation of the SEC applicable to all registered investment companies. The assumed 5% annual return is not a prediction of, and does not represent, the projected or actual performance of the Interests.

EXAMPLE
-------

You would pay the following fees and expenses on a $1,000 investment, assuming a 5% annual return:

                                 1 YEAR              3 YEARS
                                  $16                  $46

          The example is based on the annual fees and expenses set out on the table above and should not be considered a representation of future expenses. Actual expenses may be greater or less than those shown.
Moreover, the rate of return of the Fund may be greater or less than the hypothetical 5% return used in the example. A greater rate of return than that used in the example would increase the dollar amount of the asset-based fees paid by the Fund.

                                  THE FUND

          Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC (the "Fund") is registered under the Investment Company Act of 1940, as amended ("Investment Company Act"), as a non-diversified, closed-end management investment company. The Fund was organized as a limited liability company under the laws of Delaware on February 15, 2005, and has no operating history. The Fund's principal office is located at 701 Mount Lucas Road, Princeton, New Jersey, 08540 and its telephone number is (609) 497-5500. Goldman Sachs Hedge Fund Strategies LLC, a Delaware limited liability company and a registered investment adviser with principal offices at 701 Mount Lucas Road, Princeton, NJ 08540 (the "Adviser"), serves as the investment adviser to the Fund pursuant to an investment management agreement ("Investment Management Agreement"). Responsibility for the management and supervision of the business operations of the Fund is vested with the Board of Managers of the Fund (the "Board of Managers"). See "MANAGEMENT OF THE FUND--Board of Managers." Investments in the Fund may only be made by perspective investors who complete, execute and deliver a subscription agreement with the Fund (the "Subscription Agreement") in which, among other things, they represent and warrant that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the Securities Act, and that it is a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. See "ELIGIBLE INVESTORS."

                              USE OF PROCEEDS

          The proceeds from the sale of limited liability company interests ("Interests") of the Fund, not including the Fund's fees and expenses (including, without limitation, offering expenses), will be invested in accordance with the Fund's investment objective and strategies as soon as practicable after receipt of such proceeds by the Fund, consistent with market conditions and the availability of suitable investments. Such proceeds will be invested together with any interest earned in the Fund's escrow account prior to the closing of the applicable offering. See "PURCHASING INTERESTS--Purchase Terms." Delays in investing such proceeds may occur because certain Investment Funds selected by the Adviser may provide infrequent opportunities to purchase their securities.

          Pending the investment of the proceeds of any offering or any other available funds pursuant to the Fund's investment objective and strategies, a portion of such amounts, which may include a substantial portion of the proceeds of an offering, may be invested in short-term debt securities or money market funds. In addition, the Fund may maintain a portion of its assets in cash or such short-term securities or money market funds to meet operational needs, for temporary defensive purposes, or to maintain liquidity. The Fund may be prevented from achieving its objective during any period in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

                    INVESTMENT OBJECTIVE AND STRATEGIES

INVESTMENT OBJECTIVE

          The Fund's investment objective is to target attractive long-term risk-adjusted absolute returns with lower volatility than, and minimal correlation to, the broad equity markets. There can be no assurance that the Fund's investment objective will be achieved.

          The Fund's investment objective is not fundamental and may be changed by the Board of Managers without the vote of a majority (as defined by the Investment Company Act of 1940, as amended ("Investment Company Act")) of the Fund's outstanding Interests. Additionally, except as otherwise stated in this Private Placement Memorandum or in the Fund's Statement of Additional Information ("SAI"), the investment policies, strategies and restrictions of the Fund are not fundamental and may be changed by the Board of Managers without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding Interests. The Fund's principal investment policies and strategies are discussed below.

INVESTMENT APPROACH

          The Fund intends to pursue its investment objective by investing primarily in a portfolio of Investment Funds that utilize investment strategies within or related to one or more of the following four hedge fund sectors: equity long/short, event driven, relative value and tactical trading. See "--Investment Strategies" below. Initially, the Fund intends to invest in approximately 30 to 75 Investment Funds, although the actual number of Investment Funds may vary and may change materially over time as determined by the Adviser in its sole discretion. The number of Investment Funds in which the Fund invests will be determined by the Adviser, in its sole discretion, based on factors deemed relevant to the Adviser, which may include the amount of the Fund's assets under management, the availability of attractive opportunities, and other portfolio construction considerations. The Adviser generally will not allocate more than 25% of the Fund's total assets to any single Investment Manager at the time of allocation.

          The Fund may allocate its assets among the four hedge fund sectors in a manner consistent with the Fund's investment objective. In order to determine such allocation, the Adviser will, at least once a year, establish a model allocation among the four hedge fund sectors that, if made, would result in each sector contributing a roughly equivalent amount to the expected portfolio risk of the Fund. In order to accomplish this, the Adviser will estimate the long-term risk expectation of each Investment Fund's exposure to each investment sector pursuant to which it invests and the expected long-term correlation among the risk exposures of each of the Investment Funds. Such estimates are generated utilizing portfolio information previously provided to the Adviser by the Investment Funds. For these purposes, risk is measured by volatility, and volatility is determined utilizing various models chosen by the Adviser. The Adviser will utilize this model allocation as a benchmark and will either allocate the Fund's assets to the Investment Funds in a manner roughly consistent with such benchmark or, in its sole discretion, will make strategic allocations to Investment Funds which utilize strategies within particular hedge fund sectors when it believes that market conditions or other factors merit an overweighting or underweighting to one or more of the hedge fund sectors. The Adviser will periodically re-evaluate the contribution to the risk of the Fund from each investment sector and may, in its sole discretion, re-allocate the Fund's assets as it deems advisable. Reallocation may be considered due to such factors as are deemed relevant by the Adviser, which may include, among other factors, changes in market conditions, differences in relative performance among the Investment Funds, changes in the amount of the Fund's direct or indirect leverage, and the addition or elimination of Investment Funds. Any such re-evaluation will also be conducted utilizing portfolio information previously provided to the Adviser by the Investment Funds. Due to the restrictions on redemptions and additional subscriptions imposed by the Investment Funds and other factors, the Adviser may not always be able to re-allocate the Fund's assets at the time that it would otherwise seek to do so. See "GENERAL RISKS--Risk Allocations" and "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Investment Managers May Have Limited Capacity to Manage Additional Fund Investments." The models used to measure risk, and the methodologies utilized to allocate the assets of the Fund among the Investments Funds, may be changed or modified by the Adviser at any time in its sole discretion.

          The hedge fund sectors referenced herein are subjective classifications made by the Adviser in its sole discretion, including, without limitation, in connection with the allocation of assets described in the preceding paragraph. Such classifications are based on information provided by the Investment Funds to the Adviser and may differ from classifications into similarly named sectors made by other industry participants.

          Investment Funds in which the Fund will invest may include limited partnerships, limited liability companies and similar entities managed by a single Investment Manager. Certain Investment Funds in which the Fund invests may be registered investment companies, including open-end registered investment companies (commonly referred to as "mutual funds"), closed-end investment companies and unit investment trusts (including "exchange-traded funds"), although it is anticipated that the Investment Funds generally will not be registered investment companies. The Fund's ability to invest in registered investment companies (including, without limitation, mutual funds, exchange-traded funds and certain money market funds) will be limited by the Investment Company Act, which provides certain restrictions on the amount of securities of a registered investment company that another registered investment company may acquire. Investment Funds that are not registered as investment companies under the Investment Company Act typically provide greater flexibility than mutual funds or exchange-traded funds with respect to the types of securities that may be owned, the types of trading strategies employed, and, in some cases, the amount of leverage that can be used.

          In addition, the Fund may on occasion retain one or more Investment Managers to manage and invest designated portions of the Fund's assets either through a separately managed account or a separate investment vehicle in which the Investment Manager serves as general partner or managing member and the Fund is the sole limited partner or the only other member. Investment Managers for which such an investment vehicle is utilized or that manage assets directly on a managed account basis are sometimes referred to herein as "Subadvisers." For purposes of the Fund's investment restrictions and certain investment limitations under the Investment Company Act, including for example, the Fund's leverage limitations, the Fund will treat all assets held through any vehicles or accounts that it establishes to facilitate the management of its assets by a Subadviser as if the Fund directly owned such assets for purposes of complying with the Investment Company Act.

          The Adviser may invest a portion of the Fund's assets in Investment Funds, including other "fund of funds," managed by the Adviser or its affiliates. Such investments will only be made, if at all, upon the Fund obtaining any necessary exemptive relief or assurance from the U.S. Securities and Exchange Commission ("SEC"). There can be no assurance that the SEC will issue such an exemptive order or assurance if the Fund elects to seek it.

INVESTMENT STRATEGIES

          Following are descriptions of certain of the investment strategies utilized by Investment Managers in the equity long/short, event driven, relative value and tactical trading sectors. Other strategies may be employed as well. There can be no assurance that the Investment Managers will succeed in any of these strategies. See "INVESTMENT RELATED RISKS."

          Equity Long/Short Strategies
          ----------------------------

          Equity long/short hedge funds make long and short equity investments, often based on the Investment Manager's assessment of fundamental value compared to market price. It is expected that the Investment Managers will employ a wide range of styles. For example, Investment Managers may (i) focus on companies within specific industries;
(ii) focus on companies only in certain countries or regions; or (iii) employ a more diversified approach, allocating assets to opportunities across investing styles, industry sectors and geographic regions.

          Event Driven Strategies
          -----------------------

          Event driven strategies seek to identify security price changes resulting from corporate events such as restructurings, mergers, takeovers, spin-offs and other special situations. Corporate event arbitrageurs generally choose their investments based on their perceptions of the likelihood that the event or transaction will occur, the amount of time that the process will take and the perceived ratio of return to risk. Strategies that may be utilized in the event driven sector include merger arbitrage, high yield/distressed securities, and special situations, each of which is described in greater detail below.

          Merger Arbitrage. Merger arbitrageurs seek to capture the price spread between current market prices and the value of securities upon successful completion of a takeover or merger transaction. The availability of spreads reflects the unwillingness of other market participants to take on transaction-based risk, i.e., the risk that the transaction will not be completed and the price of the company being acquired will fall. Merger arbitrageurs evaluate this risk and seek to create portfolios that reduce specific event risk.

          High Yield/Distressed Securities. High yield/distressed securities strategies invest in debt or equity securities of firms in or near bankruptcy. Investment Managers differ in terms of the level of the capital structure in which they invest, the stage of the restructuring process at which they invest, and the degree to which they become actively involved in negotiating the terms of the restructuring.

          Special Situations. Special situations such as spin-offs and corporate reorganizations and restructurings offer additional opportunities for event driven managers. Often these strategies are employed alongside merger arbitrage or distressed investing. An Investment Manager's ability to evaluate the effect of the impact and timing of the event and to take on the associated event risk is the source of the returns. Investment Managers differ in the degree to which they hedge the equity market risk of their portfolios.

          Relative Value Strategies
          -------------------------

          Relative value strategies seek to profit from the mispricing of financial instruments, capturing spreads between related securities that deviate from their fair value or historical norms. Directional and market exposure is generally held to a minimum or completely hedged. Strategies that may be utilized in the relative value sector include convertible arbitrage, equity arbitrage, and fixed-income arbitrage, each of which is described in greater detail below.

          Convertible Arbitrage. Convertible bond arbitrage strategies consist of buying convertible bonds and shorting an appropriate number of shares of the issuer's common stock. The stock short sale is intended to hedge the stock price risk arising from the equity conversion feature of the convertible bond. Due to the bond features of convertibles, credit and interest rate risk may also be hedged.

          Equity Arbitrage. Equity arbitrage strategies try to avoid market direction influences and seek to generate returns primarily from stock selection. Investment Managers construct long and short baskets of equity securities they determine to be mispriced relative to each other, typically with similar characteristics. Portfolios are generally designed to exhibit zero or low beta to equity markets. Beta measures the degree to which an asset's price changes when a reference asset's price changes. For example, a beta greater than one suggests that for every 1% change in the reference asset's price, the asset will move greater than 1%.

          Fixed-Income Arbitrage. Fixed-income arbitrage strategies seek to exploit pricing anomalies that might exist across fixed-income securities and their related derivatives. Although some fixed-income strategies are based on macroeconomic considerations, the strategies are primarily quantitative in nature, and financial modeling is an integral component. Opportunities in fixed-income instruments or baskets of securities are found when securities deviate from historical relationships or fair value as determined by the Investment Manager. These relationships can be temporarily distorted by exogenous shocks to fixed-income supply and demand or by structural changes in the fixed-income market.

          Multi-Strategy. Multi-strategy Investment Managers invest across a range of strategies. The Investment Managers tend to be more opportunistic in targeting specific relative value strategies during differing market environments. In addition, these Investment Managers may have exposures that have traditionally been described as being within the event driven sector, such as merger arbitrage, high yield/distressed securities and other special situations.

          Tactical Trading Strategies
          ---------------------------

          Tactical trading strategies are directional trading strategies that generally fall into one of the following two categories: managed futures strategies and global macro strategies. Managed futures strategies involve trading in futures and currencies globally, generally using systematic or discretionary approaches based on identified trends. In formulating these strategies, Investment Managers generally use quantitative models or discretionary inputs to speculate on the direction of individual markets or subsectors of markets. Global macro strategies generally utilize analysis of macroeconomic and financial conditions to develop views on country, regional or broader economic themes and then seek to capitalize on such views by trading in securities, commodities, interest rates, currencies and other instruments.

          An Investment Manager utilizing these strategies may invest in futures contracts, forward contracts, physical commodities, options on futures and on physical commodities and other derivative contracts on foreign currencies, financial instruments, stock indexes and other financial market indexes, metals, grains and agricultural products, petroleum and petroleum products, livestock and meats, oil seeds, tropical products and softs (such as sugar, cocoa, coffee and cotton). An Investment Manager may also engage in the speculative trading of securities, including, but not limited to, equity and debt securities (including, without limitation, high yield securities and emerging market securities), and other securities. Those Investment Managers that trade securities may do so on a cash basis or using options or other derivative instruments. Certain Investment Managers may utilize other investment media, such as swaps and other similar instruments and transactions. All speculative trading on behalf of the Investment Funds will be conducted at the direction of the Investment Managers or by the Investment Managers. Investment Managers will generally trade on behalf of the Investment Funds on commodities and securities exchanges worldwide as well as in the interbank foreign currency forward market and various other over-the-counter markets.

OVERVIEW OF THE INVESTMENT PROCESS

          The Adviser will employ a dynamic investment process which includes Investment Manager selection, portfolio design and ongoing risk analysis and monitoring. The Adviser (together with a predecessor entity) has over 30 years of experience in constructing diversified portfolios by selecting, allocating among, and monitoring absolute return-oriented or "skill-based" Investment Managers. The Adviser has also developed computer systems and operational capabilities to assist in the monitoring of Investment Managers.

          The Adviser seeks to identify Investment Managers to which it may allocate Fund assets through investments in Investment Funds that they manage or as Subadvisers. The Investment Manager selection process includes a review by the Adviser's team of professionals, which may include representatives of its Investment Manager selection, risk and quantitative analysis, compliance, tax, legal, finance and operations areas.

          Both qualitative and quantitative criteria are factored into the Investment Manager selection process. These criteria include portfolio management experience, strategy, style, historical performance, including risk profile and drawdown (i.e., downward performance) patterns, risk management philosophy and the ability to absorb an increase in assets under management without a diminution in returns. The Adviser also examines the organizational infrastructure, including the quality of the investment professionals and staff, the types and application of internal controls, and any potential for conflicts of interest. However, the Fund does not control the Investment Managers and is frequently not able to review the actual books and investments of Investment Managers since this is proprietary information and in many cases such information is not shared with the Adviser, either on a historical or a current basis.

          In determining the relative allocations of capital to each Investment Manager, the Adviser considers the risk and return characteristics of each of the Investment Managers, including the average expected volatility of returns, drawdown patterns and liquidity and leverage characteristics. In addition, the Adviser considers how each Investment Manager's returns are expected to correlate to the other Investment Managers in the portfolio. It is expected that allocations will vary significantly over time as returns for different Investment Managers vary. The Adviser also may adjust allocations from time to time when it deems it appropriate to do so. In addition, it is expected that individual allocations will grow larger or smaller as each Investment Manager's performance varies over time.

          The identity and number of the Investment Managers and Investment Funds may change materially over time. The Adviser may withdraw from or invest in different Investment Funds without prior notice to or the consent of the Fund or the Members of the Fund.

          The Adviser may invest a substantial portion of the Fund's assets with Investment Managers who may have limited track records and Investment Funds with limited operating histories. In such cases, the Investment Managers or individual members of their management teams generally will have had, in the Adviser's opinion, significant relevant experience trading in the strategies that such Investment Managers are expected to utilize. However, the Fund is not able to ensure Members that each of the Investment Managers, even those with longer track records, will perform as expected or not undertake actions that would not be in the best interest of the Fund or the Members.

BORROWING BY THE FUND

          The Fund may borrow money to purchase portfolio securities and for portfolio management purposes. The Fund may also borrow money to pay operating expenses, including, without limitation, investment management fees, or to fund repurchases of Interests. Such borrowing may be accomplished through credit facilities or derivative instruments or by other means. The use of borrowings for investment purposes involves a high degree of risk. Under the Investment Company Act, the Fund and the Subadvisers are not permitted to borrow for any purposes if, immediately after such borrowing, the Fund would have an asset coverage (as defined in the Investment Company Act) of less than 300% with respect to indebtedness or less than 200% with respect to preferred stock. The Investment Company Act also provides that the Fund may not declare distributions, or purchase its stock (including through repurchase offers) if, immediately after doing so, it will have an asset coverage of less than 300% or 200%, as applicable. The foregoing requirements do not apply to Investment Funds in which the Fund invests unless such Investment Funds are registered under the Investment Company Act.

          The Board of Managers may modify the Fund's borrowing policies, including the purposes of borrowings, and the length of time that the Fund may hold portfolio securities purchased with borrowed money. The rights of any lenders to the Fund to receive payments of interest or repayments of principal will be senior to those of the Members, and the terms of any borrowings may contain provisions that limit certain activities of the Fund.

ADDITIONAL METHODS OF INVESTING IN INVESTMENT FUNDS

          The Fund will typically invest directly in an Investment Fund by purchasing an interest in such Investment Fund. There may be situations, however, where an Investment Fund is not open or available for direct investment by the Fund or where the Adviser elects for other reasons to invest indirectly in an Investment Fund. Such an instance may arise, for example, where the Fund's proposed allocation does not meet an Investment Fund's investment minimums. On occasions where the Adviser determines that an indirect investment is the most effective or efficient means of gaining exposure to an Investment Fund, the Fund may invest in an Investment Fund indirectly by purchasing a structured note or entering into a swap or other contract paying a return approximately equal to the total return of an Investment Fund. In the case of a structured note or a swap, a counterparty would agree to pay to the Fund a return based on the return of the Investment Fund, in exchange for consideration paid by the Fund equivalent to the cost of purchasing an ownership interest in the Investment Fund. Indirect investment through a swap or similar contract in an Investment Fund carries with it the credit risk associated with the counterparty. Indirect investments will generally be subject to transaction and other fees, which will reduce the value of the Fund's investment. There can be no assurance that the Fund's indirect investment in an Investment Fund will have the same or similar results as a direct investment in the Investment Fund, and the Fund's value may decrease as a result of such indirect investment. When the Fund makes an indirect investment in an Investment Fund by investing in a structured note, swap, or other contract intended to pay a return equal to the total return of such Investment Fund, such investment by the Fund may be subject to additional regulations.

ADDITIONAL INVESTMENT POLICIES

Hedging Techniques

          From time to time in its sole discretion, the Adviser may employ various hedging techniques to reduce certain potential risks to which the Fund's portfolio may be exposed. These hedging techniques may involve the use of derivative instruments, including swaps and other arrangements such as exchange-listed and over-the-counter put and call options, rate caps, floors and collars, and futures and forward contracts. The Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. The Adviser may employ these hedging techniques directly or through Subadvisers.

          It is currently expected that the Adviser will attempt to reduce the credit risk of the Fund portfolio by investing directly, or through Subadvisers, in certain credit derivatives that may include deep out-of-the-money puts. This investment strategy will be designed to seek to protect Members from significant declines in credit generally. The Fund will not hedge (and the Adviser will not manage) the credit risk of any single issuer or specified group of issuers.

          To the extent that the Fund's potential exposure in a transaction involving a swap, a swaption or an interest rate floor, cap or collar is covered by the segregation of cash or liquid assets or otherwise, the Fund believes that such instruments do not constitute senior securities under the Investment Company Act and, accordingly, will not treat them as being subject to the Fund's borrowing restrictions.

          There are certain risks associated with the use of such hedging techniques. See "INVESTMENT RELATED RISKS--Hedging."

Temporary and Defensive Strategies

          The Fund may, from time to time in its sole discretion, take temporary or defensive positions in cash, cash equivalents, other short-term securities or money market funds to attempt to minimize extreme volatility caused by adverse market, economic, or other conditions. Any such temporary or defensive positions could prevent the Fund from achieving its investment objective. In addition, the Fund may, in the Adviser's sole discretion, hold cash, cash equivalents, other short-term securities or investments in money market funds pending investment in Investment Funds, in order to fund anticipated redemptions, expenses of the Fund or other operational needs, or otherwise in the sole discretion of the Adviser. See "USE OF PROCEEDS."

Applicability of Investment Company Act Limitations

          For purposes of the Fund's investment restrictions and certain investment limitations under the Investment Company Act, including for example, the Fund's leverage limitations, the Fund will "look through" to the underlying investments of any vehicles or accounts that it establishes to facilitate the management of the Fund's assets by a Subadviser. Other Investment Funds in which the Fund invests, however, are not subject to the Fund's investment restrictions and, unless registered under the Investment Company Act, are generally not subject to any investment limitations under the Investment Company Act or the Internal Revenue Code of 1986, as amended (the "Internal Revenue Code" or the "Code").

Futures Transactions

          The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act of 1974, as amended (the "CEA"), and, therefore, is not subject to registration or regulation as a commodity pool operator under the CEA.

          Pursuant to regulations and/or published positions of the SEC, the Fund may also be required to segregate cash or liquid securities in connection with its futures transactions in an amount generally equal to the entire value of the underlying security.

                               GENERAL RISKS

          The following are certain risk factors that relate to the operations and terms of the Fund.

RECENTLY ORGANIZED FUND; LIMITED OPERATING HISTORY

          The Fund is a recently formed entity and has no independent operating history upon which prospective investors can evaluate its likely performance. Similarly, many of the Investment Funds in which the Fund invests have limited operating histories. In addition, the information the Fund will obtain about an Investment Fund may be limited. As such, the ability of the Adviser to evaluate past performance or to validate investment strategies of such Investment Fund will be limited. Moreover, even to the extent an Investment Fund has a long operating history, the past investment performance of any of the Investment Funds should not be construed as an indication of the future results of the Investment Funds or the Fund and the investment professionals within the Investment Funds may change over time. This risk is related to, and enhanced by, the risks created by the fact that the Adviser relies upon information provided to it by the Investment Funds that is not, and cannot be, independently verified. Further, the results of other investment funds or accounts managed by the Adviser, which have or have had an investment objective similar to or different from that of the Fund may not be indicative of the results that the Fund may achieve.

RISK ALLOCATIONS

          The Adviser will have the discretion to underweight or overweight allocations among hedge fund sectors from a risk perspective. There is no assurance that its decisions in this regard will be successful. In addition, the Fund will be limited in its ability to make changes to allocations due to the subscription and redemption provisions of the Investment Funds, including notice periods and limited subscription and redemption dates, the ability of the Investment Funds to suspend and postpone redemptions, and lockups on redemptions imposed by certain Investment Funds. In addition, any such allocations will be made by the Adviser based on information previously provided by the Investment Funds. If such information is inaccurate or incomplete, it is possible that the Fund's allocation to the hedge fund sectors from a risk perspective may not reflect the Adviser's intended allocations. This could have a material adverse effect on the ability of the Adviser to implement the Fund's investment objective.

DEPENDENCE ON THE ADVISER AND THE INVESTMENT MANAGERS

          The Adviser will invest assets of the Fund through the Investment Managers, and the Adviser has the sole authority and responsibility for the selection of the Investment Managers. The success of the Fund depends upon the ability of the Adviser to develop and implement investment strategies that achieve the Fund's investment objective, and upon the ability of the Investment Managers to develop and implement strategies that achieve their investment objectives. Members will have no right or power to participate in the management or control of the Fund or the Investment Funds, and will not have an opportunity to evaluate the specific investments made by the Investment Funds or the Investment Managers, or the terms of any such investments.

          While the Adviser will select the Investment Funds in which the Fund invests, the Adviser relies to a great extent on information provided by the Investment Funds and will generally have limited access, if any access at all, to information regarding the Investment Funds' portfolios and operations. Most Investment Funds consider this information proprietary and would not provide this information even if requested. If the Fund only invested in Investment Funds that provided complete access to their information, the Fund would not be able to access many Investment Funds with which they might otherwise wish to invest since many Investment Funds with strong track records and/or limited capacity will not agree to provide this access. Limiting the Investment Funds that the Fund would invest with could have a material adverse impact on the Fund and, in turn, its Members. Accordingly, the Fund invests with many Investment Funds that do not provide any or all such information, and prospective investors who are not willing to assume this risk should not make an investment in the Fund.
There  is  a  risk  that  Investment   Funds  may  knowingly,   recklessly,
negligently or otherwise withhold or misrepresent information regarding activities that could have a material negative impact on the performance of the Fund. Members of the Fund are assuming the risk that the Investment Funds will act in such a manner. These activities, therefore, could occur without the knowledge of the Adviser, and could have a material negative impact on the Fund's performance. Once the Fund learns of any such misrepresentation or fraudulent activities, it will likely be too late for the Fund to withdraw its assets from such Investment Fund without having incurred significant losses due to its investment with such Investment Fund.

          Reference in this Private Placement Memorandum to information received by Investment Managers includes information received directly from the Investment Managers as well as information received from independent administrators or other third party providers on behalf of such Investment Managers.

CLOSED-END FUND; LIMITED LIQUIDITY

          The Fund is a non-diversified, closed-end management investment company designed primarily for long-term investors, and is not intended to be a trading vehicle. You should not invest in this Fund if you need a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis at a price based on net asset value. In order to be able to meet daily redemption requests, mutual funds are subject to more stringent liquidity requirements than closed-end funds. In particular, a mutual fund generally may not invest more than 15% of its net assets in illiquid securities. The Adviser believes that unique investment opportunities exist in the market for Investment Funds. However, these investments are often illiquid, and an open-end fund's ability to make such investments is limited.

REPORTING REQUIREMENTS

          Members who beneficially own Interests that constitute more than 5% or 10% of the Fund's Interests will be subject to certain requirements under the Securities Exchange Act of 1934, as amended, and the rules promulgated thereunder. These include requirements to file certain reports with the SEC. The Fund has no obligation to file such reports on behalf of such Members or to notify Members that such reports are required to be made. Members who may be subject to such requirements should consult with their legal advisors.

INTERESTS NOT LISTED; REPURCHASES OF INTERESTS

          The Fund does not intend to list its Interests for trading on any national securities exchange. There is no secondary trading market for the Interests, and none is expected to develop. The Interests are, therefore, not readily marketable. Because the Fund is a closed-end investment company, its Interests will not be redeemable at the option of Members and they will not be exchangeable for interests of any other fund. Although the Board of Managers may, in its sole discretion, cause the Fund to offer to repurchase outstanding Interests at their net asset value, and the Adviser intends to recommend that the Board of Managers does so on or about [ ], 2006, and thereafter semi-annually on or about each January 1 and July 1, the Interests are considerably less liquid than shares of funds that trade on a stock exchange, or shares of open-end registered investment companies.

          There will be a substantial period of time between the date as of which Members must submit a request to have their Interests repurchased and the date they can expect to receive payment for their Interests from the Fund. Members whose Interests are accepted for repurchase bear the risk that the Fund's net asset value may fluctuate significantly between the time that they submit their repurchase requests and the date as of which such Interests are valued for purposes of such repurchase. Members will have to decide whether to request that the Fund repurchase their Interests without the benefit of having current information regarding the value of Interests on a date proximate to the date on which Interests are valued by the Fund for purposes of effecting such repurchases. See "REPURCHASES OF INTERESTS."

          Further,  repurchases  of  Interests,  if any, may be  suspended,
postponed  or   terminated   by  the  Board  of  Managers   under   certain
circumstances. See "REPURCHASES OF INTERESTS--Periodic Repurchases." An investment in the Fund is suitable only for investors who can bear the risks associated with the limited liquidity of the Interests and the underlying investments of the Fund. Also, because the Interests will not be listed on any securities exchange, the Fund is not required, and does not intend, to hold annual meetings of its Members unless called for under the provisions of the Investment Company Act.

PAYMENT IN-KIND FOR REPURCHASED INTERESTS

          The Fund generally expects to distribute to the holder of an Interest (or portion thereof) that is repurchased a promissory note entitling such holder to the payment of cash in satisfaction of such repurchase. See "REPURCHASES OF INTERESTS--Periodic Repurchases." However, there can be no assurance that the Fund will have sufficient cash to pay for Interests that are being repurchased or that it will be able to liquidate investments at favorable prices to pay for repurchased Interests. The Fund has the right to distribute securities as payment for repurchased Interests in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Members, or if the Fund has received distributions from Investment Funds in the form of securities that are transferable to the Members. It is possible that, upon the Fund's withdrawal of all or a portion of its interest in an Investment Fund, the Fund may receive securities that are illiquid or difficult to value. In such circumstances, the Adviser would seek to dispose of these securities in a manner that is in the best interests of the Fund, which may include a distribution in-kind to its Members. In the event that the Fund makes such a distribution of securities as payment for Interests, Members will bear any risks of the distributed securities and may be required to pay a brokerage commission or other costs in order to dispose of such securities.

THE FUND'S NET ASSET VALUE IS AND IN THE FUTURE WILL BE BASED ON ESTIMATES OF VALUATIONS PROVIDED BY THIRD PARTY INVESTMENT MANAGERS WHICH MAY NOT BE ACCURATE OR MAY NEED TO BE ADJUSTED IN THE FUTURE

          The Fund calculates its net asset value based upon valuations provided by the Investment Managers of the Investment Funds. Generally, the Valuation Committee will not have any ability to assess the accuracy of such valuations. Although the Valuation Committee or the Adviser may obtain information provided by the Investment Managers about their net asset values, the Valuation Committee is not able to confirm independently the accuracy of such valuations (which are unaudited). Most Investment Managers treat their investment positions as proprietary information and many of them will not provide such information to their investors. Furthermore, the net asset values received by the Fund from each Investment Fund's
Investment Manager will typically be based on estimated or unaudited reports only, and such values will ordinarily be used to calculate the Fund's net asset value and fee accruals for purposes of determining amounts payable on redemption to the extent audited information is not then available. In some cases, Investment Managers do not use independent administrators or other third party providers to value and report their net asset values. In such cases, the valuations used to determine the net asset values of these Investment Funds will be dependent upon the Investment Managers for validation, and even when third parties are involved, the Investment Managers may have primary responsibility for determining the values of the portfolio securities. The valuation reports will not be audited by third parties in most cases. Valuations provided by each Investment Fund's Investment Managers may be subject to later adjustment based on valuation information available at that time, including, for example, as a result of year-end audits or other valuation reviews conducted by an Investment Fund's auditors. Furthermore, there is a risk that any valuation the Fund receives from an Investment Fund will be fraudulent or may inadvertently contain material errors that the Fund would not know when it prepares its financial statements. Prospective investors should understand that the Fund cannot prevent this risk since the Fund does not have access to the Investment Funds' books and records.

          Any such adjustments resulting from wrong valuations or errors in calculations may result in the Fund restating its net asset value at the time of such restatement as well as for prior periods. Any such restatement, whether increasing or decreasing the net asset value of the Fund, will result in a Member who had its Interest (or a portion thereof) repurchased based on the previously disclosed net asset value receiving a greater or lesser amount than it would have received had such restatement been effected prior to such repurchase. However, if a restatement is effected prior to, or in connection with, the audit of the financial statements of the Fund for any fiscal year in which repurchased Interests were valued, the Fund will either adjust the amount of the final payment in respect of such repurchase or the amount remaining in the capital account of such Member, as applicable. See "REPURCHASES OF INTERESTS--Periodic Repurchases." If such an adjustment or revision occurs after a Member has had its entire Interest repurchased, or if the capital account balance of a Member is insufficient to cover the amount of any necessary adjustment (including, without limitation, due to a decrease in the Fund's net asset value), subject to the ability of the Fund to recoup the repurchase proceeds received by Members under certain circumstances as described in "CAPITAL ACCOUNTS AND ALLOCATIONS--Reserves," the Fund may have limited or no recourse against such Member, and any corresponding restatement of and reduction in the net asset value of the Fund will be borne by the remaining Members of the Fund. Conversely, any increases in the Fund's net asset value resulting from such subsequent adjustments or revisions may be entirely for the benefit of the outstanding Interests and to the detriment of Members who had their Interests repurchased in full at a lesser value than the adjusted amount. The same principles also apply to purchases of Interests. Members of the Fund are assuming the risk that valuations may be materially incorrect and/or will need to be adjusted and prospective investors should not make an investment in the Fund if they are unwilling to assume such risks.

NON-DIVERSIFIED STATUS

          The Fund is a "non-diversified" management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the percentage of the Fund's assets that may be invested in the securities of any one issuer. Although the Adviser will follow a general policy of seeking to diversify the Fund's capital among multiple Investment Funds, the Adviser may depart from such policy from time to time and one or more Investment Funds may be allocated a relatively large percentage of the Fund's assets, although the Adviser generally will not invest more than 25% of the Fund's total assets with any single Investment Fund at the time of investment. Consequently, losses suffered by the Investment Funds could result in a higher reduction in the Fund's capital than if such capital had been more proportionately allocated among a larger number of Investment Funds.

LEGAL, TAX AND REGULATORY RISKS

          Legal, tax and regulatory changes could occur during the term of the Fund which may materially adversely affect the Fund. For example, the regulatory and tax environment for derivative instruments in which
Investment Managers may participate is evolving, and changes in the regulation or taxation of derivative instruments may materially adversely affect the value of derivative instruments held by the Fund and the ability of the Fund to pursue its trading strategies. Similarly, the regulatory environment for hedge funds generally is evolving, and changes in the direct or indirect regulation of hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies. Similarly, the regulatory environment for leveraged investors and for hedge funds generally is evolving, and changes in the direct or indirect regulation of leveraged investors or hedge funds may materially adversely affect the ability of the Fund to pursue its investment objective or strategies.

          Certain tax risks associated with an investment in the Fund are discussed in "CERTAIN TAX CONSIDERATIONS."

SUBSTANTIAL REPURCHASES

          Substantial requests for the Fund to repurchase Interests could require the Fund to liquidate certain of its investments more rapidly than otherwise desirable in order to raise cash to fund the repurchases and achieve a market position appropriately reflecting a smaller asset base. This could have a material adverse effect on the value of the Interests.

SPECIAL CONSIDERATIONS APPLICABLE TO THE SUBSEQUENT OFFERINGS OF INTERESTS

          The Fund may accept additional subscriptions for Interests as determined by the Board of Managers, in its sole discretion. Additional purchases will dilute the indirect interests of existing Members in the Fund's investment portfolio prior to such purchases, which could have an adverse impact on the existing Members' Interests in the Fund if future Fund investments underperform the prior investments. In addition, it is expected that Investment Managers may structure performance-based compensation so that it is paid only if gains exceed prior losses.
Appreciation in the net assets managed by an Investment Manager at any given time will be shared pro rata by all of the Members at such time, not just those who were Members at the time prior losses were incurred. The value attributable to the fact that no performance-based compensation will be paid to an Investment Manager until its gains exceed its prior losses will not be taken into account in determining the net asset value of the Fund. Such value to existing Members will be diluted by new sales of Interests, because the new Interests will participate in any positive performance by the Investment Manager until its gains exceed its prior losses without the Investment Manager being paid any performance-based compensation.

          In addition, Interests acquired following the Initial Closing will represent interests in an operating fund which may have significant open positions. Since these Interests will share in open positions which may have been held by the Fund for some period of time prior to the issuance of the additional Interests, the application of the relevant Investment Manager's trading approach to such positions may have a qualitatively different effect on the performance of the additional Interests than it does on the performance of previously issued Interests. For example, a number of trading approaches may become more aggressive in terms of willingness to tolerate losses in a position and increase the size of a position after an open trade has generated a substantial profit because subsequent losses (up to a certain level) are perceived as being only a partial give-back of prior profits, not an actual loss. As purchasers of Interests in a subsequent offering will not have received the benefit of any profits on open positions prior to the date on which they purchase the Interests, subsequent losses will constitute an absolute loss to such holders, not only a partial give-back of profits. In addition, certain trading approaches may follow profit-taking strategies whereby they will liquidate or partially liquidate a position after it has generated a predetermined amount of profit. Since the new Interests will not have had the benefit of any such profit prior to the date on which they were issued, Members holding such Interests may find themselves liquidated out of a position (which would have continued to generate substantial profits) due to an Investment Manager "taking profits," none of which had inured to their benefit. Some approaches apply similar analyses based on overall portfolio performance, not just the performance of particular positions, with generally analogous effects.

FEEDER FUNDS

          The Fund expects to accept investments from investment vehicles that may or may not be registered under the Investment Company Act, including investment vehicles that are managed or sponsored by the Adviser or an affiliate thereof ("Feeder Funds"). It is expected that Goldman Sachs Hedge Funds Partners Registered Fund, LLC (the "Registered Feeder Fund"), a recently formed limited liability company registered under the Investment Company Act as a non-diversified, closed-end management company, will invest all or substantially all of its assets in the Fund.

          It is expected that one or more Feeder Funds will make substantial investments in the Fund. Such Feeder Funds are likely to constitute all or a substantial portion of the Fund's outstanding Interests. A Feeder Fund's election to redeem a significant portion of its Interests could require the Fund to liquidate certain of its investments more rapidly than might otherwise be desirable in order to raise cash to fund the repurchase request and achieve a portfolio appropriately reflecting a smaller asset base. This may limit the ability of the Adviser to successfully implement the investment program of the Fund and could have a material adverse impact on the Fund. Moreover, regardless of the time period over which substantial repurchase requests are fulfilled, the resulting reduction in the Fund's asset base could make it more difficult for the Fund to generate profits or recover losses. Members will not receive notification of such repurchase requests and, therefore, may not have the opportunity to redeem their Interests in the Fund prior to or at the same time as the Feeder Fund that is requesting to have its Interest repurchased. In addition, additional subscriptions by a Feeder Fund could result in dilution of the other Members' interests in the Fund's positions that are in place prior to such additional subscriptions, which could result in an overall investment portfolio of lesser quality than existed prior to such additional subscriptions. See "--Special Considerations Applicable to the Subsequent Offerings of Interests."

          Because each Feeder Fund may be subject to different investment minimums, feeder-specific expenses and other terms, a Feeder Fund may offer access to the Fund on more attractive terms, or could experience better performance, than another Feeder Fund or another investor investing directly in the Fund. In addition, because a Feeder Fund may incur expenses that may not be incurred by other investors in the Fund, including Feeder Funds, certain investors in the Fund, including Feeder Funds, may experience better performance than other investors in the Fund, including other Feeder Funds.

                SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE

          This section discusses certain risks related to the fact that the Fund invests in Investment Funds or allocates assets to Subadvisers.

INVESTMENTS IN THE INVESTMENT FUNDS GENERALLY

          Because the Fund invests in Investment Funds, a Member's investment in the Fund will be affected by the investment policies and decisions of the Investment Manager of each Investment Fund in direct proportion to the amount of Fund assets that are invested in each Investment Fund. Although the Fund's investment objective is to target attractive long-term risk-adjusted absolute returns with lower volatility than, and minimal correlation to, the broad equity markets, there may be times when the performance of individual Investment Funds, and the performance of the Fund as a whole, exhibit correlation to the broad equity markets. As a result, the net asset value of the Fund, may fluctuate in response to, among other things, various market and economic factors related to the markets in which the Investment Funds invest and the financial condition and prospects of issuers in which the Investment Funds invest. Certain risks related to the investment strategies and techniques utilized by the Investment Managers are described under "INVESTMENT RELATED RISKS" below.

INVESTMENT FUNDS NOT REGISTERED

          The Fund is registered as an investment company under the Investment Company Act. The Investment Company Act is designed to afford various protections to Investors in pooled investment vehicles. For example, the Investment Company Act imposes limits on the amount of leverage that a registered investment company can assume, restricts layering of costs and fees, restricts transactions with affiliated persons, and requires that the investment company's operations be supervised by a board of managers, a majority of whose members are independent of management. The Fund is itself subject to these restrictions. However, the underlying portfolio companies in which the fund invests, i.e., the Investment Funds, are not subject to the provisions of the Investment Company Act. In addition, although the SEC has adopted new rules that will require most of the Investment Managers of the Investment Funds to register as investment advisers under the Investment Advisers Act of 1940, as amended (the "Advisers Act"), there is expected to be a significant period of time before such registrations are complete. As an investor in the Investment Funds managed by Investment Managers that are not registered as investment advisers, the Fund will not have the benefit of certain of the protections of the Advisers Act.

          The Investment Funds generally are exempted from regulation under the Investment Company Act because they permit investment only by investors who meet very high thresholds of investment experience and sophistication, as measured by net worth. The Fund's investment qualification thresholds are considerably lower. As a result, the Fund provides an avenue for investing in Investment Funds that would not otherwise be available to certain investors. This means that investors who would not otherwise qualify to invest in largely unregulated vehicles will have the opportunity to make such an investment.

          In addition, the Investment Funds typically do not maintain their securities and other assets in the custody of a bank or a member of a
securities  exchange,   as  generally  required  of  registered  investment
companies, in accordance with certain SEC rules. A registered investment company which places its securities in the custody of a member of a securities exchange is required to have a written custodian agreement, which provides that securities held in custody will be at all times individually segregated from the securities of any other person and marked to clearly identify such securities as the property of such investment company and which contains other provisions designed to protect the assets of such investment company. It is anticipated that the Investment Funds in which the Fund will invest generally will maintain custody of their assets with brokerage firms which do not separately segregate such customer assets as would be required in the case of registered investment companies. Under the provisions of the Securities Investor Protection Act of 1970, as amended, the bankruptcy of any such brokerage firm could have a greater adverse effect on the Fund than would be the case if custody of assets were maintained in accordance with the requirements applicable to registered investment companies. There is also a risk that an Investment Manager could convert assets committed to it by the Fund to its own use or that a custodian could convert assets committed to it by an Investment Manager to its own use. There can be no assurance that the Investment Managers or the entities they manage will comply with all applicable laws and that assets entrusted to the Investment Managers will be protected.

          Prospective investors should understand that the Fund is an appropriate investment only for investors who can tolerate a high degree of risk, including lesser regulatory protections in connection with the Fund's investments in the Investment Funds than might normally be available through investments in registered investment company vehicles.

INVESTMENT FUNDS ARE GENERALLY NON-DIVERSIFIED

          While there are no regulatory requirements that the investments of the Investment Funds be diversified, some Investment Funds may undertake to comply with certain investment concentration limits. Investment Funds may at certain times hold large positions in a relatively limited number of investments. Investment Funds may target or concentrate their investments in particular markets, sectors, or industries. Those Investment Funds that concentrate in a specific industry or target a specific sector will also be subject to the risks of that industry or sector, which may include, but are not limited to, rapid obsolescence of technology, sensitivity to regulatory changes, minimal barriers to entry, and sensitivity to overall market swings. As a result, the net asset values of such Investment Funds may be subject to greater volatility than those of investment companies that are subject to diversification requirements and this may negatively impact the net asset value of the Fund.

INVESTMENT FUNDS' SECURITIES ARE GENERALLY ILLIQUID

          The securities of the Investment Funds in which the Fund invests or plans to invest may be illiquid. Subscriptions to purchase the securities of Investment Funds are generally subject to restrictions or delays. Similarly, the Fund may not be able to dispose of Investment Fund securities that it has purchased in a timely manner and, if adverse market conditions were to develop during any period in which the Fund is unable to sell Investment Fund securities, the Fund might obtain a less favorable price than that which prevailed when it decided to buy or sell such securities.

MOST INVESTMENT MANAGERS DO NOT PROVIDE DETAILED POSITION INFORMATION REGARDING THEIR PORTFOLIOS

          As is customary with funds of hedge funds, most of the Investment Managers will not provide the Fund with detailed position reports because such information is proprietary to such Investment Managers. These Investment Managers would not likely permit the Fund to invest with them if such an information requirement was a condition to such investments. Also, Investment Managers may not comply with their stated investment strategies. Members of the Fund are assuming the risk that the Investment Managers may not be providing accurate and timely information about their strategies, performance and positions and that the information provided by the Investment Managers will subsequently be proven or discovered to be inaccurate and/or false.

          The Adviser will rely on information previously provided by each Investment Manager in determining in its sole discretion that the investment strategies utilized by Investment Managers are within or are related to a particular hedge fund sector or sectors and in allocating the Fund's assets among the four hedge fund sectors. However, due to changes in the investment programs of certain Investment Managers over time or the failure of the Investment Managers to accurately provide information or to provide such information in sufficient detail, it is possible that the Fund's assets will be allocated to Investment Managers whose investment strategies are not within or related to the intended hedge fund sector or sectors which could cause the Fund's assets not to be allocated among the hedge fund sectors in a manner consistent with the Adviser's intended allocation.

VALUATION OF THE FUND'S INTERESTS IN INVESTMENT FUNDS

          The valuation of the Fund's investments in Investment Funds is ordinarily determined based upon valuations provided by the Investment Managers of such Investment Funds which valuations are not audited. Certain securities in which the Investment Funds invest may not have a readily ascertainable market price and will be valued by the Investment Managers. In this regard, an Investment Manager may face a conflict of interest in valuing the securities, as their value will affect the Investment Manager's compensation. Valuations of the securities may be subjective and could prove in hindsight to have been wrong, and at times by significant amounts. The Fund and the Registered Feeder Fund will establish a joint committee approved by both the Board of Managers and the Board of Managers of the Registered Feeder Fund to oversee the valuation of the Fund's investments (the "Valuation Committee"), which will be comprised of at least one member of the Board of Managers as well as several representatives of the Adviser. The members of the Valuation Committee may face conflicts of interest in overseeing the valuation of the Fund's investments, as the value of the Fund's investments will affect the Adviser's compensation. Although prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodology utilized by such Investment Fund, no assurances can be given that the Adviser will be given access to necessary aspects of the Investment Fund's systems, that such due diligence review will ascertain whether accurate valuations will be provided by such Investment Funds to the Adviser, that the Investment Funds will comply with their own internal policies or procedures for keeping records or making valuations, or that the Investment Funds' policies and procedures and systems will not change without notice to the Fund. Moreover, neither the Valuation Committee nor the Adviser will generally have sufficient information in order to be able to confirm or review the accuracy of valuations provided by Investment Managers. In addition, the net asset values or other valuation information received by the Valuation Committee from an Investment Fund are typically estimated, and may be subject to later adjustment or revision by the Investment Fund. Any such adjustment or revision will result in either an increase or decrease in the net asset value of the Fund at the time that the Fund is provided with information regarding the adjustment.

          If an Investment Manager's valuations are consistently delayed or inaccurate, the Adviser will consider whether the Investment Fund continues to be an appropriate investment for the Fund. However, the Adviser may elect in its sole discretion to have the Fund retain its investment in the Investment Fund. The Investment Manager's information could be inaccurate due to fraudulent activity, misvaluation or inadvertent error. In any case, the Fund may not uncover errors for a significant period of time. Even if the Adviser elects to cause the Fund to redeem or sell its interests in such an Investment Fund, the Fund may be unable to redeem or sell interests in such an Investment Fund quickly, and could therefore be obligated to continue to hold such interests for an extended period of time. In such a case, such interests would continue to be valued without the benefit of the Investment Manager's valuations, and the Valuation Committee may, in its sole discretion, determine to discount the value of the interests or value them at zero.

          Members should be aware that situations involving uncertainties as to the valuations by Investment Managers could have a material adverse effect on the Fund if the Investment Manager's, the Adviser's or the Fund's judgments regarding valuations should prove incorrect. Persons who are unwilling to assume such risks should not make an investment in the Fund.

MULTIPLE LEVELS OF FEES AND EXPENSES

          Although in many cases investor access to the Investment Funds may be limited or unavailable, an investor who meets the conditions imposed by an Investment Fund may be able to invest directly with the Investment Fund. By investing in Investment Funds indirectly through the Fund, the investor bears asset-based fees at the Fund level, in addition to any asset-based fees and performance-based fees and allocations at the Investment Fund level. Moreover, an investor in the Fund bears a proportionate share of the fees and expenses of the Fund (including, among other things, offering expenses, operating costs, brokerage transaction expenses, administrative fees, and tender offer expenses) and, indirectly, similar expenses of the Investment Funds. Thus, an investor in the Fund may be subject to higher operating expenses than if he or she invested in an Investment Fund directly or in a closed-end fund which did not utilize a "fund of funds" structure.

          Each Investment Fund generally will be subject to a performance-based fee or allocation, irrespective of the performance of other Investment Funds and the Fund generally. Accordingly, an Investment Manager to an Investment Fund with positive performance may receive performance-based compensation from the Investment Fund, and thus indirectly from the Fund and its Members, even if the Fund's overall performance is negative. Generally, fees payable to Investment Managers of the Investment Funds will range from 1% to 3% (annualized) of the average net asset value of the Fund's investment, and incentive allocations or fees generally range from 15% to 30% of an Investment Fund's net profits annually, although it is possible that such ranges may be exceeded for certain Investment Managers. The performance-based compensation received by an Investment Manager also may create an incentive for that Investment Manager to make investments that are riskier or more speculative than those that it might have made in the absence of the performance-based allocation. Such compensation may be based on calculations of realized and unrealized gains made by the Investment Manager without independent oversight.

DUPLICATIVE TRANSACTION COSTS

          Investment decisions of the Investment Funds are generally made by their Investment Managers independently of each other. As a result, at any particular time, one Investment Fund may be purchasing securities of an issuer whose securities are being sold by another Investment Fund.
Consequently, the Fund could indirectly incur transaction costs without accomplishing any net investment result.

TURNOVER

          The Investment Funds may invest on the basis of short-term market considerations. The turnover rate within the Investment Funds may be significant, potentially involving substantial brokerage commissions and fees. The Fund will have no control over this turnover. As a result, it is anticipated that a significant portion of the Fund's income and gains, if any, may be derived from ordinary income and short-term capital gains. In addition, the withdrawal of the Fund from an Investment Fund could involve expenses to the Fund under the terms of the Fund's investment with that Investment Fund.

INABILITY TO VOTE

          In order to avoid becoming subject to certain Investment Company Act prohibitions with respect to affiliated transactions, the Fund intends to own less than 5% of the voting securities of each Investment Fund. This limitation on owning voting securities is intended to ensure that an Investment Fund is not deemed an "affiliated person" of the Fund for purposes of the Investment Company Act, which may, among other things, potentially impose limits on transactions with the Investment Funds, both by the Fund and other clients of the Adviser. To limit its voting interest in certain Investment Funds, the Fund may enter into contractual arrangements under which the Fund irrevocably waives its rights (if any) to vote its interests in an Investment Fund. Other investment funds or accounts managed by the Adviser may also waive their voting rights in a particular Investment Fund. Subject to the oversight of the Board of Managers, the Adviser will decide whether to waive such voting rights and, in making these decisions, will consider the amounts (if any) invested by the Adviser and its other clients in the particular Investment Fund. These voting waiver arrangements may increase the ability of the Fund and other clients of the Adviser to invest in certain Investment Funds. However, to the extent the Fund contractually forgoes the right to vote the securities of an Investment Fund, the Fund will not be able to vote on matters that require the approval of the interestholders of the Investment Fund, including matters adverse to the Fund's interests.

          There are, however, other statutory tests of affiliation (such as on the basis of control), and, therefore, the prohibitions of the Investment Company Act with respect to affiliated transactions could apply in some situations where the Fund owns less than 5% of the voting securities of an Investment Fund. In these circumstances, transactions between the Fund and an Investment Fund may, among other things, potentially be subject to the prohibitions of Section 17 of the Investment Company Act notwithstanding that the Fund has entered into a voting waiver arrangement.

INVESTMENT MANAGERS INVEST INDEPENDENTLY

          The Investment Managers generally invest wholly independently of one another and may at times hold economically offsetting positions. To the extent that the Investment Managers do, in fact, hold such positions, the Fund's portfolio, considered as a whole, may not achieve any gain or loss despite incurring fees and expenses in connection with such positions. In addition, Investment Managers are compensated based on the performance of their portfolios. Accordingly, there often may be times when a particular Investment Manager may receive incentive compensation in respect of its portfolio for a period even though the Fund's net asset value may have decreased during such period. Furthermore, it is possible that from time to time, various Investment Managers selected by the Adviser may be competing with each other for the same positions in one or more markets.

INVESTMENT MANAGERS MAY HAVE LIMITED CAPACITY TO MANAGE ADDITIONAL FUND INVESTMENTS

          Certain Investment Managers' trading approaches presently can accommodate only a certain amount of capital. Each Investment Manager will normally endeavor not to undertake to manage more capital than such Investment Manager's approach can accommodate without risking a potential deterioration in returns. Accordingly, each Investment Manager has the right to refuse to manage some or all of the Fund's assets that the Adviser may wish to allocate to such Investment Manager. Further, in the case of Investment Managers that limit the amount of additional capital that they will accept from the Fund, continued sales of Interests would dilute the indirect participation of existing Members with such Investment Manager.

LIMITATIONS ON ABILITY TO INVEST IN INVESTMENT FUNDS

          In the event that the Fund is able to make investments in Investment Funds only at certain times, the Fund may hold cash or invest any portion of its assets that is not invested in Investment Funds in cash equivalents, short-term securities or money market securities pending investment in Investment Funds. During the time that the Fund's assets are not invested in Investment Funds, that portion of the Fund's assets will not be used to pursue the Fund's investment objective.

INDEMNIFICATION OF INVESTMENT FUNDS AND INVESTMENT MANAGERS

          The Fund may agree to indemnify certain of the Investment Funds and the Investment Managers and their respective officers, directors, and affiliates from any liability, damage, cost, or expense arising out of, among other things, acts or omissions relating to the offer or sale of Interests by the Fund. Notwithstanding the above, the Fund will not indemnify any Subadviser and its respective officers, directors, and affiliates from any liability, damage, cost, or expense to which such Subadviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence, in the performance of its duties, or by reason of such Subadviser's reckless disregard of its obligations and duties to the Fund.

                          INVESTMENT RELATED RISKS

          This section discusses the types of investments that are expected to be made by the Investment Funds or the Fund, as indicated, and the principal risks associated with such investments. It is possible that an Investment Fund or the Fund will make an investment that is not described below, and any such investment will be subject to its own particular risks. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of a Subadviser.

RISKS OF INVESTMENT ACTIVITIES GENERALLY

          All securities investing and trading activities risk the loss of capital. No assurance can be given that the Fund's or any Investment Fund's investment activities will be successful or that the Members will not suffer losses.

LEVERAGE

          The Fund may, and the Investment Funds are expected to, utilize leverage in their investment programs. Such leverage may take the form of loans for borrowed money, trading on margin or other forms of direct and indirect borrowings, or derivative instruments, including, among others, forward contracts, futures contracts, options, swaps and reverse repurchase agreements, and other instruments and transactions that are inherently leveraged. The utilization of leverage will increase the volatility of the Fund's investments. In addition, the Investment Funds may buy and sell securities on margin and otherwise utilize leverage, further increasing the volatility of the Fund's investments. The use of leverage by the Fund or the Investment Funds can substantially increase the adverse impact to which the Fund's investment portfolio may be subject. Trading securities on margin results in interest charges and, depending on the amount of trading activity, such charges could be substantial. The level of interest rates generally, and the rates at which the Fund and the Investment Funds can borrow in particular, can affect the operating results of the Fund. The low margin deposits normally required in futures and forward trading permit a high degree of leverage; accordingly, a relatively small price movement in a futures contract can result in immediate and substantial losses to the investor. Such a high degree of leverage necessarily entails a high degree of risk. In the event that the Fund enters into an investment management agreement with a Subadviser that utilizes leverage in its investment program, the Fund may become subject to claims by financial intermediaries that extended "margin" loans in respect of such managed account. Such claims could exceed the value of the assets allocated to such Subadviser by the Fund.

          The rights of any lenders to the Fund or the Investment Funds to receive payments of interest or repayments of principal will be senior to those of the Members or the investors in such Investment Funds, respectively, and the terms of any borrowings may contain provisions that limit certain activities of the Fund or the Investment Funds, including the ability to make distributions.

HIGHLY VOLATILE MARKETS

          The prices of an Investment Fund's investments, and therefore the net asset value of the Fund's Interests, can be highly volatile. Price movements of forward contracts, futures contracts and other derivative contracts in which an Investment Fund may invest are influenced by, among other things, interest rates, changing supply and demand relationships, trade, fiscal, monetary and exchange control programs and policies of governments, and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those in currencies, financial instruments and interest rate-related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Moreover, since internationally there may be less government supervision and regulation of worldwide stock exchanges and clearinghouses than in the United States, Investment Funds also are subject to the risk of the failure of the exchanges on which their positions trade or of their clearinghouses, and there may be a higher risk of financial irregularities and/or lack of appropriate risk monitoring and controls.

EQUITY AND EQUITY RELATED INSTRUMENTS

          Investment Funds may invest long and short in equities and equity-related instruments in their investment programs. Stocks, options and other equity-related instruments may be subject to various types of risk, including market risk, liquidity risk, counterparty credit risk, legal risk and operations risk. In addition, equity-related instruments can involve significant economic leverage and may, in some cases, involve significant risk of loss. "Equity securities" may include common stocks, preferred stocks, interests in real estate investment trusts, convertible debt obligations, convertible preferred stocks, equity interests in trusts, partnerships, joint ventures or limited liability companies and similar enterprises, warrants and stock purchase rights. In general, stock values fluctuate in response to the activities of individual companies and in response to general market and economic conditions. Accordingly, the value of the stocks and other securities and instruments that an Investment Fund holds may decline over short or extended periods. The stock markets tend to be cyclical, with periods when stock prices generally rise and periods when stock prices generally decline. The volatility of equity securities means that the value of an investment in the Fund may increase or decrease.

SHORT SELLING

          Investment Funds may engage in short selling. Short selling involves selling securities which may or may not be owned and borrowing the same securities for delivery to the purchaser, with an obligation to replace the borrowed securities at a later date. Short selling allows the investor to profit from declines in securities. A short sale creates the risk of a theoretically unlimited loss, in that the price of the underlying security could theoretically increase without limit, thus increasing the cost of buying those securities to cover the short position. There can be no assurance that the security necessary to cover a short position will be available for purchase. Purchasing securities to close out the short position can itself cause the price of the securities to rise further, thereby exacerbating the loss.

FIXED-INCOME SECURITIES

          Investment Funds may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

          Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's or a guarantor's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk). In addition, mortgage-backed securities and asset-backed securities may also be subject to call risk and extension risk. For example, homeowners have the option to prepay their mortgages. Therefore, the duration of a security backed by home mortgages can either shorten (i.e., call risk) or lengthen (i.e., extension risk). In general, if interest rates on new mortgage loans fall sufficiently below the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to increase. Conversely, if mortgage loan interest rates rise above the interest rates on existing outstanding mortgage loans, the rate of prepayment would be expected to decrease. In either case, a change in the prepayment rate can result in losses to investors. The same would be true of asset-backed securities, such as securities backed by car loans.

HIGH YIELD DEBT

          High yield bonds (commonly known as "junk bonds") and other debt securities in which Investment Funds may invest will typically be junior to the obligations of companies to senior creditors, trade creditors and employees. The lower rating of high yield debt reflects a greater possibility that adverse changes in the financial condition of the issuer or in general economic, financial, competitive, regulatory or other conditions may impair the ability of the issuer to make payments of principal and interest. High yield debt securities have historically experienced greater default rates than investment grade securities. The ability of holders of high yield debt to influence a company's affairs, especially during periods of financial distress or following an insolvency, will be substantially less than that of senior creditors.

          As with other investments, there may not be a liquid market for certain high yield debt, which could result in an Investment Fund being unable to sell such securities for an extended period of time, if at all. In addition, as with other types of investments, the market for high yield debt has historically been subject to disruptions that have caused substantial volatility in the prices of such securities. Consolidation in the financial services industry has resulted in there being fewer market makers for high yield debt, which may result in further risk of illiquidity and volatility with respect to high yield debt, and this trend may continue in the future.

INSOLVENCY CONSIDERATIONS WITH RESPECT TO ISSUERS OF INDEBTEDNESS

          Various laws enacted for the protection of creditors may apply to indebtedness in which the Investment Funds invest. The information in this and the following paragraph is applicable with respect to U.S. issuers subject to United States federal bankruptcy law. Insolvency considerations may differ with respect to other issuers. If a court in a lawsuit brought by an unpaid creditor or representative of creditors of an issuer of indebtedness were to find that the issuer did not receive fair consideration or reasonably equivalent value for incurring the indebtedness and that, after giving effect to such indebtedness, the issuer (i) was insolvent, (ii) was engaged in a business for which the remaining assets of such issuer constituted unreasonably small capital or (iii) intended to incur, or believed that it would incur, debts beyond its ability to pay such debts as they mature, such court could determine to invalidate, in whole or in part, such indebtedness as a fraudulent conveyance, to subordinate such indebtedness to existing or future creditors of such issuer, or to recover amounts previously paid by such issuer in satisfaction of such indebtedness. The measure of insolvency for purposes of the foregoing will vary. Generally, an issuer would be considered insolvent at a particular time if the sum of its debts was then greater than all of its property at a fair valuation, or if the present fair saleable value of its assets was then less than the amount that would be required to pay its probable liabilities on its existing debts as they became absolute and matured. There can be no assurance as to what standard a court would apply in order to determine whether the issuer was "insolvent" after giving effect to the incurrence of the indebtedness in which an Investment Fund invested or that, regardless of the method of valuation, a court would not determine that the issuer was "insolvent" upon giving effect to such incurrence. In addition, in the event of the insolvency of an issuer of indebtedness in which an Investment Fund invests, payments made on such indebtedness could be subject to avoidance as a "preference" if made within a certain period of time (which may be as long as one year) before insolvency. In general, if payments on indebtedness are avoidable, whether as fraudulent conveyances or preferences, such payments can be recaptured from the Investment Fund to which such payments were made.

          The Fund does not anticipate that the Investment Funds will engage in conduct that would form the basis for a successful cause of action based upon fraudulent conveyance, preference or equitable subordination. There can be no assurance, however, as to whether any lending institution or other party from which the Investment Fund may acquire such indebtedness engaged in any such conduct (or any other conduct that would subject such indebtedness and the Investment Fund to insolvency laws) and, if it did, as to whether such creditor claims could be asserted in a U.S. court (or in the courts of any other country) against the Investment Fund.

          Indebtedness consisting of obligations of non-U.S. issuers may be subject to various laws enacted in the countries of their issuance for the protection of creditors. These insolvency considerations will differ depending on the country in which each issuer is located or domiciled and may differ depending on whether the issuer is a non-sovereign or a sovereign entity.

NON-U.S. INVESTMENTS

          Investment Funds may invest in securities of non-U.S. issuers and the governments of non-U.S. countries. These investments involve special risks not usually associated with investing in securities of U.S. companies or the U.S. government, including political and economic considerations, such as greater risks of expropriation and nationalization, confiscatory taxation, the potential difficulty of repatriating funds, general social, political and economic instability and adverse diplomatic developments; the possibility of the imposition of withholding or other taxes on dividends, interest, capital gain or other income; the small size of the securities markets in such countries and the low volume of trading, resulting in potential lack of liquidity and in price volatility; fluctuations in the rate of exchange between currencies and costs associated with currency conversion; and certain government policies that may restrict the Investment Funds' investment opportunities. In addition, because non-U.S. entities are not subject to uniform accounting, auditing, and financial reporting standards, practices and requirements comparable with those applicable to U.S. companies, there may be different types of, and lower quality, information available about a non-U.S. company than a U.S. company. There is also less regulation, generally, of the securities markets in many foreign countries than there is in the United States, and such markets may not provide the same protections available in the United States. With respect to certain countries there may be the possibility of political, economic or social instability, the imposition of trading controls, import duties or other protectionist measures, various laws enacted for the protection of creditors, greater risks of nationalization or diplomatic developments which could materially adversely affect the Investment Funds' investments in those countries. Furthermore, individual economies may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. An Investment Fund's investment in non-U.S. countries may also be subject to withholding or other taxes, which may be significant and may reduce the Investment Fund's returns.

          Brokerage commissions, custodial services and other costs relating to investment in international securities markets generally are more expensive than in the United States. In addition, clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures have been unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

          Investment in sovereign debt obligations of non-U.S. governments involve additional risks not present in debt obligations of corporate issuers and the U.S. government. The issuer of the debt or the governmental authorities that control the repayment of the debt may be unable or unwilling to repay principal or pay interest when due in accordance with the terms of such debt, and an Investment Fund may have limited recourse to compel payment in the event of a default. A sovereign debtor's willingness or ability to repay principal and to pay interest in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign currency reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the sovereign debtor's policy toward international lenders, and the political constraints to which the sovereign debtor may be subject. Periods of economic uncertainty may result in the volatility of market prices of sovereign debt to a greater extent than the volatility inherent in debt obligations of other types of issues.

INVESTMENT IN EMERGING MARKETS

          Investment Funds may invest in securities of companies based in emerging markets or issued by the governments of such countries. Securities traded in certain emerging markets may be subject to risks due to the inexperience of financial intermediaries, the lack of modern technology, the lack of a sufficient capital base to expand business operations, and the possibility of temporary or permanent termination of trading. Political and economic structures in many emerging markets may be undergoing significant evolution and rapid development, and emerging markets may lack the social, political and economic stability characteristics of more developed countries. As a result, the risks relating to investments in foreign securities described above, including the possibility of nationalization or expropriation, may be heightened. In addition, certain countries may restrict or prohibit investment opportunities in issuers or industries deemed important to national interests. Such restrictions may affect the market price, liquidity and rights of securities that may be purchased by Investment Funds. Settlement mechanisms in emerging securities markets may be less efficient and less reliable than in more developed markets and placing securities with a custodian or broker-dealer in an emerging country may also present considerable risks. The small size of securities markets in such countries and the low volume of trading may result in a lack of liquidity and in substantially greater price volatility. Many emerging market countries have experienced substantial, and in some periods extremely high rates of inflation for many years. Inflation and rapid fluctuations in inflation rates and corresponding currency devaluations and fluctuations in the rate of exchange between currencies and costs associated with currency conversion have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. In addition, accounting and financial reporting standards that prevail in certain of such countries are not equivalent to standards in more developed countries and, consequently, less information is available to investors in companies located in such countries.

FOREIGN CURRENCY TRANSACTIONS AND EXCHANGE RATE RISK

          Investment Funds may invest in equity and equity-related securities denominated in non-U.S. currencies and in other financial instruments, the price of which is determined with reference to such currencies. Investment Funds may engage in foreign currency transactions for a variety of purposes, including to "lock in" the U.S. dollar price of the security, between the trade and the settlement dates, the value of a security an Investment Fund has agreed to buy or sell, or to hedge the U.S. dollar value of securities the Investment Fund already owns. The Investment Funds may also engage in foreign currency transactions for non-hedging purposes to generate returns. The Fund will, however, value its investments and other assets in U.S. dollars. To the extent unhedged, the value of the Fund's net assets will fluctuate with U.S. dollar exchange rates as well as with price changes of an Investment Fund's investments in the various local markets and currencies. Forward currency contracts and options may be utilized by Investment Funds to hedge against currency fluctuations, but the Investment Funds are not required to utilize such techniques, and there can be no assurance that such hedging transactions will be available or, even if undertaken, effective.

MONEY MARKET AND OTHER LIQUID INSTRUMENTS

          Investment Funds may invest, for defensive purposes or otherwise, some or all of their assets in fixed-income securities, money market instruments, and money market mutual funds, or hold cash or cash equivalents in such amounts as their Investment Managers deem appropriate under the circumstances. Pending allocation of the offering proceeds and thereafter, from time to time, the Fund also may invest in these instruments. Money market instruments are short-term fixed-income obligations, which generally have remaining maturities of one year or less, and may include U.S. government securities, commercial paper, certificates of deposit, bankers' acceptances issued by domestic branches of U.S. banks that are members of the Federal Deposit Insurance Corporation, and repurchase agreements. The Fund may be prevented from achieving its objective during any period in which the Fund's assets are not substantially invested in accordance with its principal investment strategies.

RESTRICTED AND ILLIQUID INVESTMENTS

          Investment Funds may invest a portion or all of the value of their assets in restricted securities and other investments that are illiquid. Restricted securities are securities that may not be sold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. These may include restricted securities that can be offered and sold only to "qualified institutional buyers" under Rule 144A of the Securities Act. There is no limit to the percentage of an Investment Fund's net assets that may be invested in illiquid securities.

          Positions in restricted or non-publicly traded securities, securities on foreign exchanges and certain futures contracts may be illiquid because certain exchanges limit fluctuations in certain securities and futures contract prices during a single day by regulations referred to as "daily price fluctuation limits" or "daily limits." Under such daily limits, during a single trading day no trades may be executed at prices beyond the daily limits. Once the price of a particular security or futures contract has increased or decreased by an amount equal to the daily limit, positions in that security or contract can neither be taken nor liquidated unless traders are willing to effect trades at or within the limit. This constraint could prevent the Investment Funds from promptly liquidating unfavorable positions and subject the Fund to substantial losses. This could also impair the Fund's ability to repurchase Members' Interests in a timely manner.

CONVERGENCE RISK

          The Fund will pursue its investment objective by investing in Investment Funds whose Investment Managers take long positions in securities believed to be undervalued and short positions in securities believed to be overvalued. In the event that the perceived mispricings underlying one or more Investment Managers' trading positions were to fail to converge toward, or were to diverge further from, relationships expected by such Investment Managers, the Fund may incur significant losses.

CORPORATE EVENT RISKS

          Substantial transaction failure risks are involved in companies that are the subject of publicly disclosed mergers, takeover bids, exchange offers, tender offers, spin-offs, liquidations, corporate restructuring, and other similar transactions. Thus, there can be no assurance that any expected transaction will take place. Certain transactions are dependent on one or more factors to become effective, such as market conditions which may lead to unexpected positive or negative changes in a company profile, shareholder approval, regulatory and various other third party constraints, changes in earnings or business lines or shareholder activism as well as many other factors. No assurance can be given that the transactions entered into will result in a profitable investment for the Investment Funds or that the Investment Funds will not incur substantial losses.

ISSUER RISKS

          The issuers of securities acquired by Investment Funds will sometimes involve a high degree of business and financial risk. These companies may be in an early stage of development, may not have a proven operating history, may be operating at a loss or have significant variations in operating results, may be engaged in a rapidly changing business with products subject to a substantial risk of obsolescence, may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position, or may otherwise have a weak financial condition.

          Issuers of securities acquired by Investment Funds may be highly leveraged. Leverage may have important adverse consequences to these companies and an Investment Fund as an investor. These companies may be subject to restrictive financial and operating covenants. The leverage may impair these companies' ability to finance their future operations and capital needs. As a result, these companies' flexibility to respond to changing business and economic conditions and to business opportunities may be limited. A leveraged company's gross income and expenses and net assets will tend to increase or decrease at a greater rate than if borrowed money were not used.

          In addition, such companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel.

SMALL CAPITALIZATION COMPANIES

          Investment Funds may invest in securities of small capitalization companies and recently organized companies and, conversely, the Investment Funds may establish significant short positions in such securities. Historically, such securities have been more volatile in price than those of larger capitalized, more established companies. The securities of small capitalization and recently organized companies pose greater investment risks because such companies may have limited product lines, distribution channels and financial and managerial resources. In particular, small capitalization companies may be operating at a loss or have significant variations in operating results; may be engaged in a rapidly changing business with products subject to substantial risk of obsolescence; may require substantial additional capital to support their operations, to finance expansion or to maintain their competitive position; and may have substantial borrowings or may otherwise have a weak financial condition. In addition, these companies may face intense competition, including competition from companies with greater financial resources, more extensive development, manufacturing, marketing, and other capabilities, and a larger number of qualified managerial and technical personnel. Further, there is often less publicly available information concerning such companies than for larger, more established businesses. The equity securities of small capitalization companies are often traded over-the-counter or on regional exchanges and may not be traded in the volumes typical on a national securities exchange. Consequently, the Investment Funds or entities in which the Investment Funds invest may be required to dispose of such securities or cover a short position over a longer (and potentially less favorable) period of time than is required to dispose of or cover a short position with respect to the securities of larger, more established companies. Investments in small capitalization companies may also be more difficult to value than other types of securities because of the foregoing considerations as well as lower trading volumes. Investments in companies with limited operating histories are more speculative and entail greater risk than do investments in companies with an established operating record. Additionally, transaction costs for these types of investments are often higher than those of larger capitalization companies.

PURCHASING INITIAL PUBLIC OFFERINGS

          Investment Funds may purchase securities of companies in initial public offerings or shortly after those offerings are complete. Special risks associated with these securities may include a limited number of shares available for trading, lack of a trading history, lack of investor knowledge of the issuer, and limited operating history. These factors may contribute to substantial price volatility for the shares of these companies. The limited number of shares available for trading in some initial public offerings may make it more difficult for an Investment Fund to buy or sell significant amounts of shares without an unfavorable effect on prevailing market prices. In addition, some companies in initial public offerings are involved in relatively new industries or lines of business, which may not be widely understood by investors. Some of these companies may be undercapitalized or regarded as developmental stage companies, without revenues or operating income, or near-term prospects of achieving revenues or operating income.

RISKS ASSOCIATED WITH DERIVATIVE INSTRUMENTS GENERALLY

          Investment Funds may invest in, or enter into transactions involving, derivative instruments. These are financial instruments that derive their performance, at least in part, from the performance of an underlying asset, index, or interest rate. Examples of derivatives include, but are not limited to, futures contracts, options contracts, and options on futures contracts. A futures contract is an exchange-traded agreement between two parties, a buyer and a seller, to exchange a particular commodity or financial instrument at a specific price on a specific date in the future. An option transaction generally involves a right, which may or may not be exercised, to buy or sell a commodity or financial instrument at a particular price on a specified future date. A description of these and other derivatives that the Investment Funds may use is provided in the Fund's SAI.

          An Investment Fund's use of derivatives involves risks different from, or possibly greater than, the risks associated with investing directly in securities or more traditional investments, depending upon the characteristics of the particular derivative and the Investment Fund's portfolio as a whole. Derivatives permit an Investment Fund to increase or decrease the level of risk of its portfolio, or change the character of the risk to which its portfolio is exposed, in much the same way as the Investment Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities.

          Derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on an Investment Fund's performance. If an Investment Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Investment Fund's return or result in a loss. An Investment Fund also could experience losses if derivatives are poorly correlated with its other investments, or if an Investment Fund is unable to liquidate its position because of an illiquid secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid, and unpredictable changes in the prices for derivatives.

          Engaging in these transactions involves risk of loss to the Investment Funds that could materially adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time.

          The successful use of futures also is subject to the ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

FORWARD CONTRACTS

          Investment Funds may enter into forward contracts, which are the purchase or sale of a specific quantity of a commodity, government security, foreign currency, or other financial instrument at the current or spot price, with delivery and settlement at a specified future date. Because it is a completed contract, a purchase forward contract can be a cover for the sale of a futures contract. The Investment Funds may enter into forward contracts for hedging purposes and non-hedging purposes (i.e., to increase returns). Forward contracts are transactions involving an Investment Fund's obligation to purchase or sell a specific instrument at a future date at a specified price. Forward contracts may be used by the Investment Funds for hedging purposes to protect against uncertainty in the level of future foreign currency exchange rates, such as when an Investment Manager of an Investment Fund anticipates purchasing or selling a foreign security. For example, this technique would allow the Investment Fund to "lock in" the U.S. dollar price of the security. Forward contracts may also be used to attempt to protect the value of an Investment Fund's existing holdings of foreign securities. There may be, however, an imperfect correlation between an Investment Fund's foreign securities holdings and the forward contracts entered into with respect to those holdings. Forward contracts may also be used for non-hedging purposes to pursue an Investment Fund's investment objective, such as when an Investment Fund's Investment Manager anticipates that particular foreign currencies will appreciate or depreciate in value, even though securities denominated in those currencies are not then held in the Investment Fund's portfolio. There is no general requirement that the Investment Funds hedge all or any portion of their exposure to foreign currency risks.

          Forward contracts and options thereon, unlike futures contracts, are not traded on exchanges and are not standardized; rather, banks and dealers act as principals in these markets, negotiating each transaction on an individual basis. Forward and "cash" trading is substantially unregulated; there is no limitation on daily price movements and speculative position limits are not applicable. The principals who deal in the forward markets are not required to continue to make markets in the currencies or commodities they trade and these markets can experience periods of illiquidity, sometimes of significant duration. There have been periods during which certain participants in these markets have refused to quote prices for certain currencies or commodities or have quoted prices with an unusually wide spread between the price at which they were prepared to buy and that at which they were prepared to sell. Disruptions can occur in any market traded by an Investment Manager due to unusually high trading volume, political intervention or other factors. Arrangements to trade forward contracts may be made with only one or a few counterparties, and liquidity problems therefore might be greater than if such arrangements were made with numerous counterparties. The imposition of controls by governmental authorities might also limit such forward (and futures) trading to less than that which the Investment Manager would otherwise recommend, to the possible detriment of an Investment Fund. Market illiquidity or disruption could result in major losses to an Investment Fund. In addition, Investment Funds will be exposed to credit risks with regard to counterparties with whom the Investment Funds trade as well as risks relating to settlement default. Such risks could result in substantial losses to the Investment Fund and, in turn, the Fund.

SWAP AGREEMENTS

          Investment Funds may enter into equity, interest rate, index, currency rate, total return and other types of swap agreements. The transactions are entered into in an attempt to obtain a particular return without the need to actually purchase the reference asset. Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease the Investment Funds' exposure to long-term or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices, baskets of securities, or inflation rates.

          Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index.

          Swap agreements will tend to shift investment exposure from one type of investment to another. For example, if an Investment Fund agrees to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Depending on how they are used, swap agreements may increase or decrease the overall volatility of an Investment Fund's portfolio.

          Most swap agreements entered into by an Investment Fund would require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, an Investment Fund's current obligations (or rights) under a swap agreement generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps is limited to the net amount of interest payments that an Investment Fund is contractually obligated to make. If the other party to a swap defaults, an Investment Fund's risk of loss consists of the net amount of payments that the Investment Fund contractually is entitled to receive. If a swap agreement calls for payments by the Investment Fund, it must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declined, the value of a swap agreement would be likely to decline, potentially resulting in losses to the Investment Fund.

STRUCTURED SECURITIES

          Investment Funds may invest in structured securities. Structured securities are securities whose value is determined by reference to changes in the value of specific currencies, interest rates, commodities, indexes or other financial indicators (the "Reference") or the relative change in two or more References. The interest rate or the principal amount payable upon maturity or redemption may be increased or decreased depending upon changes in the applicable Reference. Structured securities may be positively or negatively indexed, so that appreciation of the Reference may produce an increase or decrease in the interest rate or value of the security at maturity. In addition, changes in the interest rates or the value of the security at maturity may be a multiple of changes in the value of the Reference. Consequently, structured securities may present a greater degree of market risk than other types of fixed-income securities and may be more volatile, less liquid and more difficult to price accurately than less complex securities.

WHEN-ISSUED AND FORWARD COMMITMENT SECURITIES

          Investment Funds may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis in order to hedge against anticipated changes in interest rates and prices or for speculative purposes. These transactions involve a commitment by an Investment Fund to purchase or sell securities at a future date (ordinarily at least one or two months later). The price of the underlying securities, which is generally expressed in terms of yield, is fixed at the time the commitment is made, but delivery and payment for the securities takes place at a later date. No income accrues on securities that have been purchased pursuant to a forward commitment or on a when-issued basis prior to delivery to the Investment Fund. When-issued securities and forward commitments may be sold prior to the settlement date. If an Investment Fund disposes of the right to acquire a when-issued security prior to its acquisition or disposes of its right to deliver or receive against a forward commitment, it may incur a gain or loss. There is a risk that securities purchased on a when-issued basis may not be delivered and that the purchaser of securities sold by an Investment Fund on a forward basis will not honor its purchase obligation. In such cases an Investment Fund and, in turn, the Fund may incur a loss.

DERIVATIVES WITH RESPECT TO HIGH YIELD AND OTHER INDEBTEDNESS

          In addition to the credit risks associated with holding high yield debt securities, with respect to derivatives involving high yield and other debt, an Investment Fund will usually have a contractual relationship only with the counterparty of the derivative, and not with the issuer of the indebtedness. An Investment Fund generally will have no right to directly enforce compliance by the issuer with the terms of the derivative nor any rights of set-off against the issuer, nor have any voting rights with respect to the indebtedness. An Investment Fund will not directly benefit from the collateral supporting the underlying indebtedness and will not have the benefit of the remedies that would normally be available to a holder of the indebtedness. In addition, in the event of the insolvency of the counterparty to the derivative, the Investment Fund will be treated as a general creditor of such counterparty, and will not have any claim with respect to the underlying indebtedness. Consequently, the Investment Fund will be subject to the credit risk of the counterparty as well as that of the issuer of the indebtedness. As a result, concentrations of such derivatives in any one counterparty subject the Investment Fund, and in turn the Fund, to an additional degree of risk with respect to defaults by such counterparty as well as by the issuer of the underlying indebtedness.

FAILURE OF THE INVESTMENT FUNDS' COUNTERPARTIES, BROKERS, AND EXCHANGES

          The Investment Funds will be exposed to the credit risk of the counterparties with which, or the brokers, dealers and exchanges through which they deal, whether they engage in exchange-traded or off-exchange transactions. An Investment Fund may be subject to risk of loss of its assets on deposit with a broker in the event of the broker's bankruptcy, the bankruptcy of any clearing broker through which the broker executes and clears transactions on behalf of the Investment Fund, or the bankruptcy of an exchange clearing house. Although the Commodity Exchange Act requires a commodity broker to segregate the funds of its customers, if a commodity broker fails to properly segregate customer funds, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker in the event of such broker's bankruptcy or insolvency. The Investment Fund may be subject to risk of loss of its funds on deposit with foreign brokers because foreign regulatory bodies may not require such brokers to segregate customer funds. The Investment Fund may be required to post margin for its foreign exchange transactions either with the Investment Manager or other foreign exchange dealers who are not required to segregate funds (although such funds are generally maintained in separate accounts on the foreign exchange dealer's books and records in the name of the Investment Fund). Under certain circumstances, such as the inability of another customer of the commodity broker or foreign exchange dealer or the commodity broker or foreign exchange dealer itself to satisfy substantial deficiencies in such other customer's account, the Investment Fund may be subject to a risk of loss of its funds on deposit with such broker or dealer, even if such funds are properly segregated. In the case of any such bankruptcy or customer loss, the Investment Fund might recover, even in respect of property specifically traceable to the Investment Fund, only a pro rata share of all property available for distribution to all of such broker's or dealer's customers, which could result in losses to the Fund.

          Many of the markets in which the Investment Funds effect their transactions are "over-the-counter" or "interdealer" markets. Participants in these markets are typically not subject to credit evaluation and regulatory oversight as are members of "exchange based" markets. To the extent an Investment Fund invests in swaps, derivatives or synthetic instruments, or other over-the-counter transactions in these markets, the Investment Fund may take a credit risk with regard to parties with which it trades and also may bear the risk of settlement default. These risks may differ materially from those involved in exchange-traded transactions, which generally are characterized by clearing organization guarantees, daily marking-to-market and settlement, and segregation and minimum capital requirements applicable to intermediaries. Transactions entered into directly between two counterparties generally do not benefit from these protections, which in turn may subject an Investment Fund to the risk that a counterparty will not settle a transaction in accordance with agreed terms and conditions because of a dispute over the terms of the contract or because of a credit or liquidity problem. Such "counterparty risk" is increased for contracts with longer maturities when events may intervene to prevent settlement. The ability of the Investment Funds to transact business with any one or any number of counterparties, the lack of any independent evaluation of the counterparties or their financial capabilities, and the absence of a regulated market to facilitate settlement, may increase the potential for losses to the Fund.

          In addition, the Investment Funds may engage in direct or indirect trading of securities, currencies, forward contracts, options, swaps and repurchase agreements on a principal basis. As such, an Investment Fund and/or the Investment Managers as transferee or counterparty could experience both delays in liquidating the underlying security, future or other investment and losses, including: (a) the risk of the inability or refusal to perform with respect to such transactions on the part of the principals with which the Investment Fund trades; (b) possible decline in the value of any collateral during the period in which the Investment Fund seeks to enforce its rights with respect to such collateral; (c) possible subnormal levels of income and lack of access to income during such period; (d) expenses of enforcing its rights; and (e) legal uncertainty concerning the enforceability of certain rights under swap agreements and possible lack of priority against collateral posted under the swap agreements. Any such failure or refusal, whether due to insolvency, bankruptcy or other causes, could subject the Investment Fund, and in turn the Fund, to substantial losses. The Investment Fund will not be excused from performance on any such transactions due to the default of third parties in respect of other trades which in the Investment Fund's trading strategies were to have substantially offset such contracts.

INVESTMENT FUNDS' INVESTMENT STRATEGIES

          Many of the Investment Managers will, among other things, seek to utilize specialized investment strategies, follow allocation methodologies, apply investment models or assumptions, achieve a certain level of performance relative to specified benchmarks, and enter into hedging and other strategies intended, among other things, to affect the Investment Funds' performance, risk levels, and/or market correlation. There can be no assurance that any Investment Manager will have success in achieving any goal related to such practices. The Investment Managers may be unable to or may choose in their judgment not to seek to achieve such goals.

          The success of an Investment Manager's trading activities will depend on, among other things, the Investment Manager's ability to identify overvalued and undervalued investment opportunities and to exploit price discrepancies in the capital markets. Identification and exploitation of the investment strategies to be pursued by an Investment Manager involve a high degree of uncertainty. No assurance can be given that the Investment Managers will be able to locate suitable investment opportunities in which to deploy all their capital. A reduction in the volatility and pricing inefficiency of the markets in which an Investment Manager may seek to invest, as well as other market factors, will reduce the scope for an Investment Manager's investment strategies.

HEDGING

          From time to time in its sole discretion, the Adviser may employ various hedging techniques to reduce certain potential risks to which the Fund's portfolio may be exposed. The Adviser is not required to hedge and there can be no assurance that hedging transactions will be available or, even if undertaken, will be effective. Members should be aware that, although the contemplated use of these hedging techniques should tend to minimize the risk of loss to the Fund, these hedging techniques tend to limit potential gain. In addition, losses on a hedge may be greater than gains in the value of the Fund's positions, and the Fund may be exposed to both counterparty risk and settlement risk in connection with its hedging activity. There is also a risk that the Fund may over or under hedge a particular exposure because it has incomplete information regarding the amount of such exposure to which the Fund's investments are subject.

LIMITS OF RISKS DISCLOSURE

          The above discussions and the discussions in the SAI relating to various risks associated with the Fund, the Interests, and the Investment Funds are not, and are not intended to be, a complete enumeration or explanation of the risks involved in an investment in the Fund. Prospective investors should read this entire Private Placement Memorandum, the SAI, and the Limited Liability Company Agreement of the Fund ("LLC Agreement") and should consult with their own advisers before deciding whether to invest in the Fund. In addition, as the Fund's investment program or market conditions change or develop over time, an investment in the Fund may be subject to risk factors not currently contemplated or described in this Private Placement Memorandum.

          IN VIEW OF THE RISKS NOTED ABOVE, THE FUND SHOULD BE CONSIDERED A SPECULATIVE INVESTMENT AND INVESTORS SHOULD INVEST IN THE FUND ONLY IF THEY CAN SUSTAIN A COMPLETE LOSS OF THEIR INVESTMENT.

          NO GUARANTEE OR REPRESENTATION IS MADE THAT THE INVESTMENT PROGRAM OF THE FUND OR ANY INVESTMENT FUND WILL BE SUCCESSFUL, THAT THE VARIOUS INVESTMENT FUNDS SELECTED WILL PRODUCE POSITIVE RETURNS OR THAT THE FUND WILL ACHIEVE ITS INVESTMENT OBJECTIVE.

                           MANAGEMENT OF THE FUND

THE BOARD OF MANAGERS

          The Board of Managers of the Fund has overall responsibility for the management and supervision of the business operations of the Fund on behalf of the Members. A majority of the Board of Managers are and will be persons who are not "interested persons," as defined in Section 2(a)(19) of the Investment Company Act ("Independent Managers"). To the extent permitted by the Investment Company Act and other applicable law, the Board of Managers may delegate any of its rights, powers and authority to, among others, any person, including without limitation, the officers of the Fund, the Adviser, service providers or any committee of the Board of Managers. See "BOARD OF MANAGERS AND OFFICERS" in the Fund's SAI for the identities of the Managers and executive officers of the Fund, brief biographical information regarding each of them, and other information regarding the election of the Board of Managers and Board of Managers membership.

THE ADVISER

          Goldman Sachs Hedge Fund Strategies LLC, a Delaware limited liability company and a registered investment adviser with principal offices at 701 Mount Lucas Road, Princeton, NJ 08540, serves as the Fund's investment adviser. Subject to the general supervision of the Board of Managers and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser is responsible for the management and operation of the Fund and the selection of the Investment Funds and Subadvisers with which the Fund invests its assets pursuant to the Investment Management Agreement. The Adviser may reallocate the Fund's assets among Investment Funds, terminate its relationship with Investment Funds and select additional Investment Funds, subject in each case to the ultimate supervision of, and any policies established by, the Board of Managers and to the condition that the retention of any Subadviser will require the approval of a majority of the Independent Managers and, unless the Fund receives an exemption from certain provisions of the Investment Company Act, of a majority of the outstanding Interests. Subject to the requirements of the Investment Company Act, the Adviser is permitted to delegate certain of its investment management responsibilities to other persons as set forth in the LLC Agreement. The Adviser's principal business is to function as an investment adviser for multi-manager funds and accounts and to select investment managers to make investments on behalf of such funds and accounts.

          The Adviser, which was formerly known as Goldman Sachs Princeton LLC, is an advisory affiliate of Goldman, Sachs & Co. ("Goldman Sachs"), and Goldman Sachs Asset Management, L.P. ("GSAM"). Each of the Adviser, Goldman Sachs and GSAM is a wholly owned subsidiary of The Goldman Sachs Group, Inc.

          Founded in 1869, Goldman Sachs is among the oldest and largest investment banking firms in the United States. Goldman Sachs is a leader in developing portfolio strategies and in many fields of investing and financing, participating in financial markets worldwide and serving individuals, institutions, corporations and governments. Goldman Sachs is also among the principal market sources for current and thorough information on companies, industrial sectors, markets, economies and currencies, and trades and makes markets in a wide range of equity and debt securities 24 hours a day. The firm is headquartered in New York and has offices throughout the United States and in Beijing, Frankfurt, George Town, Hong Kong, London, Madrid, Mexico City, Milan, Montreal, Paris, Sao Paulo, Seoul, Shanghai, Singapore, Sydney, Taipei, Tokyo, Toronto, Vancouver and Zurich. It has trading professionals throughout the United States, as well as in London, Tokyo, Hong Kong and Singapore. The active participation of Goldman Sachs in the world's financial markets enhances its ability to identify attractive investments.

          The Adviser and its affiliates serve as investment advisers to other investment funds that have investment programs which are similar to that of the Fund, and the Adviser and/or its affiliates may in the future serve as an investment adviser or otherwise manage or direct the investment activities of other registered and/or private investment companies with investment programs similar to the Fund's. See "CONFLICTS OF INTEREST."

MANAGEMENT TEAM

          The personnel of the Adviser who will initially have primary responsibility for management of the Fund are:

          SEB CALABRO is a Vice President of Goldman Sachs and the Adviser. Mr. Calabro is a portfolio manager for the tactical trading sector. Prior to this, Mr. Calabro served as head of the Adviser's Quantitative Research & Risk Management Group. Mr. Calabro joined a predecessor entity of the Adviser in 1991 as the Controls Manager in the Operations Services Group. He later helped form the Quantitative Research & Risk Management Group in 1993, and became head of the department in 1998. The department's primary responsibilities include developing quantitative models to assist the firm in risk measurement, risk monitoring, manager evaluation and portfolio construction. Mr. Calabro received his B.S. and M.S. degrees in Computer Science, and an M.B.A. from Rensselaer Polytechnic Institute.

          KENT A. CLARK, CFA, is a Managing Director of Goldman Sachs and a Managing Director and the Chief Investment Officer of the Adviser. Prior to that, Mr. Clark spent eight years on the Goldman Sachs Quantitative Equity team, managing U.S. and global equities portfolios. In this capacity, he developed and managed equity long/short and market neutral programs. Mr. Clark joined Goldman Sachs from the University of Chicago Graduate School of Business, where he completed all but his dissertation in the Ph.D. program and received an M.B.A. He holds a Bachelor of Commerce degree from the University of Calgary. Mr. Clark has had research published in the Journal of Financial and Quantitative Analysis, and in Enhanced Indexing. He is a member of the Managed Funds Association board, is a past President of the New York Society of Quantitative Analysts, and is a member of the Chicago Quantitative Alliance.

          THOMAS DOBLER is a Vice President of Goldman Sachs and the Adviser. Mr. Dobler is a strategy specialist focusing on the tactical trading sector. Prior to working for the Adviser, Mr. Dobler led Goldman Sachs' Client Research and Investment Strategy Group in London, responsible for advising high net worth clients on asset allocation and overall investment strategy. Prior to London, Mr. Dobler spent two years in New York assisting in development of the Client Research and Strategy Group, where he also worked with high net worth clients and their advisers. Mr. Dobler joined Goldman Sachs in 1998 from Salomon Brothers Asset Management, where he was a senior member of their Quantitative Research Group. Mr. Dobler holds a Ph.D. in Mathematics from Columbia University and a B.S. in Mathematics from the University of Vienna.

          TERRENCE O. JONES is a Managing Director of Goldman Sachs and the Adviser. Mr. Jones is a portfolio manager for the Adviser's event driven and relative value strategies. Mr. Jones joined the firm in 2001 from Arden Asset Management, a $2 billion fund of funds company, where he was Managing Director and Director of Research. In this capacity, he worked on the investment committee of the firm and was responsible for manager selection, portfolio construction, and due diligence. Prior to joining Arden, Mr. Jones was head of research and manager selection for Morgan Stanley's Fiduciary Group, which managed in excess of $22 billion for pension plans, endowments, foundations, and high net worth individuals. Mr. Jones received a Bachelor of Arts in Economics from Columbia University and an M.B.A. from Columbia University.

          PETER ORT is a Vice President of Goldman Sachs and the Adviser. Mr. Ort is a portfolio manager for the equity long/short sector. Prior to joining the Adviser in 2001, Mr. Ort was a Vice President with Smartleaf, Inc., a portfolio management software company based in Cambridge, MA. Mr. Ort was previously with Goldman Sachs from 1996 to 2000, where he worked in the Investment Management Division's Private Equity Group, evaluating private equity fund managers and direct investment opportunities. He first joined the firm in the Investment Banking Division's Financial Institutions Group, where he focused on M&A transactions in New York and Tokyo. Mr. Ort received a J.D./M.B.A. from New York University in 1995 and a B.A. from Duke University in 1991. He was a Fulbright Scholar in Japan from 1991 to 1992.

          NADJA PINNAVAIA is an Executive Director of the Adviser for Europe. Ms. Pinnavaia is responsible for selection of European and Asian Investment Managers. She joined Goldman Sachs in January 1995 after completing her Ph.D. in Quantum Chemistry from Cambridge University and her first degree in Chemistry at King's College London. From 1995 through 2000, Ms. Pinnavaia worked within Goldman Sachs' Equity Derivatives Group, where she is now responsible for the development of the derivatives business involving United Kingdom and Italian institutions. Her product specialization included financial engineering using derivative instruments, effective and innovative means of assets allocation, marketing and pricing of capital guaranteed products. She subsequently moved to the Investment Management Division, focusing on wealth management for ultra high net worth individuals and recently became co-head of the Adviser for Europe. Ms. Pinnavaia is Italian and consequently speaks fluent Italian, and has a working knowledge of French and Spanish.

INVESTMENT MANAGEMENT AGREEMENT

          The Investment Management Agreement will become effective as of [ ], 2005, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund's outstanding voting securities or a majority of the Board of Managers, and (ii) the vote of a majority of the Independent Managers, cast in person at a meeting called for the purpose of voting on such approval. The Investment Management Agreement will terminate automatically with respect to the Fund if assigned (as defined in the Investment Company Act), and is terminable at any time without penalty upon 60 days' written notice to the Fund by either the Board of Managers or the Adviser.

          The Investment Management Agreement provides that, in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund, the Adviser and any partner, director, officer or employee of the Adviser, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of services to the Fund. The Investment Management Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Adviser, or any partner, director, officer or employee of the Adviser, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations to the Fund.

                         INVESTMENT MANAGEMENT FEE

          In consideration of the advisory and other services provided by the Adviser to the Fund pursuant to the Investment Management Agreement, the Fund will pay the Adviser a monthly investment management fee ("Investment Management Fee"), equal to 0.083% (1.00% on an annualized basis) of the Fund's net assets as of each month-end. The Investment Management Fee will be paid to the Adviser out of the Fund's assets and will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member's capital account. Net assets means the total value of all assets of the Fund, less an amount equal to all accrued debts, liabilities and obligations of the Fund. The Investment Management Fee will be computed based on the net assets of the Fund as of the last day of each month, and will be due and payable in arrears within five business days after the end of the month.

          A portion of the Investment Management Fee may be paid to brokers or dealers that assist in the placement of Interests, including brokers or dealers that may be affiliated with the Adviser.

                               ADMINISTRATION

          The Fund has retained the Administrator, SEI Investments Global Funds Services, whose principal business address is One Freedom Valley Drive, Oaks, PA 19456, to provide administrative services, and to assist the Fund with operational needs, pursuant to an administration agreement (the "Administration Agreement"). Under the terms of the Administration Agreement, the Administrator is responsible directly or through its agents for, among other things: (1) maintaining a list of Members and generally performing all actions related to the issuance and repurchase of Interests, if any, including delivery of trade confirmations and capital statements;
(2) providing the Fund with certain administrative, clerical and bookkeeping services; (3) providing transfer agency services, services related to the payment of distributions, and accounting services; (4) computing the net asset value of the Fund in accordance with U.S. generally accepted accounting principles and procedures defined in consultation with the Adviser; (5) overseeing the preparation of semi-annual and annual financial statements of the Fund in accordance with U.S. generally accepted accounting principles, quarterly reports of the operations of the Fund and tax returns; (6) supervising regulatory compliance matters and preparing certain regulatory filings; and (7) performing additional services, as agreed upon, in connection with the administration of the Fund. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Adviser.

          In consideration for these services, the Fund will pay the Administrator a monthly administration fee ("Administration Fee") equal to 0.0050% (0.060% on an annualized basis) of the Fund's net assets (prior to reduction for any Investment Management Fee) as of each month-end. The Administration Fee will be paid to the Administrator out of the Fund's assets and will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member's capital account. The Administration Fee will be computed based on the net assets of the Fund as of the last day of each month, and will be due and payable in arrears within five business days after the end of the month. The Administrator will also be reimbursed by the Fund for out-of-pocket expenses relating to services provided by the Fund. The Administration Fee and the other terms of the Administration Agreement may change from time to time as may be agreed to by the Fund and the Administrator.

          The Administration Agreement provides that, in the absence of willful misfeasance, bad faith, negligence or reckless disregard of its obligations to the Fund, the Administrator and any partner, director, officer or employee of the Administrator, or any of their affiliates, executors, heirs, assigns, successors or other legal representatives, will not be liable to the Fund for any error of judgment, for any mistake of law or for any act or omission by the person in connection with the performance of administration services for the Fund. The Administration Agreement also provides for indemnification, to the fullest extent permitted by law, by the Fund of the Administrator, or any partner, director, officer or employee of the Administrator, and any of their affiliates, executors, heirs, assigns, successors or other legal representatives, against any liability or expense to which the person may be liable that arises in connection with the performance of services to the Fund, so long as the liability or expense is not incurred by reason of the person's willful misfeasance, bad faith, negligence or reckless disregard of its obligations to the Fund.

                                 CUSTODIAN

          SEI Private Trust Company (in such capacity, the "Custodian"), an affiliate of the Administrator, serves as the primary custodian of the assets of the Fund, including the assets managed by the Subadvisers, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks and trust companies), securities depositories and clearing agencies in accordance with the requirements of Section 17(f) of the Investment Company Act and the rules thereunder. Assets of the Fund and the Investment Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is One Freedom Valley Drive, Oaks, PA 19456.

                               FUND EXPENSES

          The Fund will pay all of its expenses other than those that the Adviser or an affiliate of the Adviser assumes, if any. The expenses of the Fund include, but are not limited to, any fees and expenses in connection with the offering and issuance of Interests; all fees and expenses directly related to portfolio transactions and positions for the Fund's account such as direct and indirect expenses associated with the Fund's investments, including its investments in Investment Funds, and enforcing the Fund's rights in respect of such investments; quotation or valuation expenses; the Investment Management Fee and the Administration Fee; brokerage commissions; interest and fees on any borrowings by the Fund; professional fees (including, without limitation, expenses of consultants, experts and specialists); research expenses; fees and expenses of outside legal counsel (including fees and expenses associated with the review of documentation for prospective investments by the Fund), including foreign legal counsel; accounting, auditing and tax preparation expenses; fees and expenses in connection with repurchase offers and any repurchases or redemptions of Interests; taxes and governmental fees (including tax preparation fees); fees and expenses of any custodian, subcustodian, transfer agent, and registrar, and any other agent of the Fund; all costs and charges for equipment or services used in communicating information regarding the
Fund's transactions among the Adviser and any custodian or other agent engaged by the Fund; bank services fees; costs and expenses relating to any amendment of the LLC Agreement or the Fund's other organizational documents; expenses of preparing, amending, printing, and distributing private placement memoranda, SAIs, and any other sales material (and any supplements or amendments thereto), reports, notices, other communications to Members, and proxy materials; expenses of preparing, printing, and filing reports and other documents with government agencies; expenses of Members' meetings, including the solicitation of proxies in connection therewith; expenses of corporate data processing and related services; Member recordkeeping and Member account services, fees, and disbursements; expenses relating to investor and public relations; fees and expenses of the members of the Board of Managers who are not employees of the Adviser or its affiliates; insurance premiums; Extraordinary Expenses (as defined below); and all costs and expenses incurred as a result of dissolution, winding-up and termination of the Fund. The Fund may need to sell portfolio securities to pay fees and expenses, which could cause the Fund to realize taxable gains.

          "Extraordinary Expenses" means all expenses incurred by the Fund outside of the ordinary course of its business, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or dispute and the amount of any judgment or settlement paid in connection therewith, or the enforcement of the Fund's rights against any person or entity; costs and expenses for indemnification or contribution payable by the Fund to any person or entity (including, without limitation, pursuant to the indemnification obligations described under "ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENT--Limitation of Liability; Indemnification"); expenses of a reorganization, restructuring or merger of the Fund; expenses of holding, or soliciting proxies for, a meeting of Members (except to the extent relating to items customarily addressed at an annual meeting of a registered closed-end management investment company); and the expenses of engaging a new administrator, custodian, transfer agent or escrow agent.

          The Adviser will bear all of its expenses and its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Investment Funds. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board of Managers and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law.

          Pursuant to the Expense Limitation Agreement, the Adviser has contractually agreed with the Fund to waive and/or reimburse the Fund's expenses to the extent necessary so that the Fund's total expenses, not including Extraordinary Expenses, during the 12-month period (the "Expense Limitation Period") beginning on the Initial Closing Date do not exceed 1.50% of the average of the net assets of the Fund (prior to reduction for any Extraordinary Expenses), as of each month-end during the Expense Limitation Period, as such calculation may be appropriately adjusted to account for any partial month periods. Such expense waivers and/or reimbursements, if any, will be calculated and paid on a monthly basis in accordance with the Expense Limitation Agreement. The Adviser does not expect to waive or reimburse Fund expenses with respect to any subsequent periods. In addition, the Fund's organizational expenses are being borne voluntarily by the Adviser.

          Subject to the terms of the Expense Limitation Agreement, the Fund's expenses incurred and to be incurred in connection with the initial offering of Interests will be amortized by the Fund over the 12-month period beginning on the Initial Closing Date and are not expected to exceed $245,000. The Fund will also bear certain ongoing offering costs associated with any periodic offers of Interests, which will be expensed as they are incurred. Offering costs cannot be deducted by the Fund or the Members.

          The Investment Funds will bear various fees and expenses in connection with their operations. These fees and expenses are similar to those incurred by the Fund. In addition, the Investment Funds will pay asset-based fees to their Investment Managers and generally may pay performance-based fees or allocations to their Investment Managers, which effectively reduce the investment returns of the Investment Funds. These expenses, fees, and allocations are in addition to those incurred by the Fund itself. As an investor in the Investment Funds, the Fund will indirectly bear a portion of the expenses and fees of the Investment Funds.

          The Fund's fees and expenses will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member's capital account.

                                   VOTING

          Each Member will have the right to cast a number of votes, based on the value of such Member's respective capital account, at any meeting of Members called by the (i) Board of Managers or (ii) Members holding at least a majority of the total number of votes eligible to be cast by all Members. Members will be entitled to vote on any matter on which shareholders of a registered investment company organized as a corporation would be entitled to vote, including the selection of members of the Board of Managers and the approval of the Investment Management Agreement. Except for the exercise of such voting privileges, Members will not be entitled to participate in the management or control of the Fund's business, and may not act for or bind the Fund.

                           CONFLICTS OF INTEREST

GENERAL CATEGORIES OF CONFLICTS ASSOCIATED WITH THE FUND

          The Goldman Sachs Group, Inc. is a worldwide, full-service investment banking, broker-dealer, asset management and financial services organization. As a result, The Goldman Sachs Group, Inc., GSAM, the Adviser and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively, for purposes of this "CONFLICTS OF INTEREST" section, "Goldman Sachs"), including those who may be involved in the management, sales, investment activities, business operations, or distribution of the Fund, are engaged in businesses and have interests other than that of managing the Fund. In addition, the investment managers to which the Fund, directly or indirectly, allocates its assets, including Subadvisers, and their affiliates, directors, partners, trustees, managers, members, officers and employees (collectively, for purposes of this "CONFLICTS OF INTEREST" section, the "Investment Managers") may similarly have clients, businesses, and interests in addition to managing assets of the Investment Funds (or, in the case of Subadvisers, the Fund). The activities and interests of Goldman Sachs and the Investment Managers include potential multiple advisory, transactional and financial and other interests in securities, instruments and companies that may be directly or indirectly purchased or sold by the Fund, the Investment Funds, and their service providers, including without limitation the Investment Managers. These are considerations of which potential investors should be aware, and which may cause conflicts that could disadvantage the Fund.

          Present and future activities of Goldman Sachs and the Investment Managers in addition to those described in this "CONFLICTS OF INTEREST" section may give rise to additional conflicts of interest. Each of the activities described below that may give rise to conflicts of interest will only be conducted by Goldman Sachs, the Fund or the Adviser, as applicable, to the extent that such activities are in compliance with applicable law, including without limitation, the Investment Company Act.

          In addition, Part II the Adviser's Form ADV, as filed with the SEC, contains important information about the Adviser, including a description of certain conflicts of interest that may arise in the operation of the Adviser's business, and will be provided to Members or prospective Members upon request.

POTENTIAL CONFLICTS RELATING TO THE SELECTION OF INVESTMENT MANAGERS, THE SALE OF FUND INTERESTS AND THE ALLOCATION OF INVESTMENT OPPORTUNITIES

Goldman Sachs' Interests Have the Potential to Influence the Selection of Investment Managers for the Fund

          The interests of Goldman Sachs, including the Adviser and its personnel, may create potential conflicts in the selection of Investment Managers for the Fund and in the sale of Fund Interests. The Adviser will select Investment Managers for the Fund in accordance with its duties to clients. However, given the breadth of Goldman Sachs' activities, it is expected that Goldman Sachs may receive various forms of compensation, commissions, payments, rebates or services from the Investment Managers and/or their Investment Funds, and provide a variety of products and services to them. The amount of such compensation, commissions, payments, rebates or services to Goldman Sachs may increase if the Fund invests with such Investment Managers or Investment Funds. While decisions for the Fund will be made consistent with Goldman Sachs' obligations to manage the Fund appropriately, it is possible that such compensation, commissions, payments, rebates or services may incentivize Goldman Sachs and its personnel to promote the sale of Fund Interests, or to select such Investment Managers and/or Investment Funds over other Investment Managers and/or their Investment Funds which might also be appropriate for the Fund.

          Goldman Sachs is a full-service investment banking, broker-dealer, asset management and financial services organization and a major participant in global financial markets. As such, it acts as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent and principal, and has other direct or indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Fund and the Investment Funds directly and indirectly invest. In addition, it is likely that the Investment Managers will invest in, engage in transactions with, make voting decisions with respect to, or obtain services from entities for which Goldman Sachs performs or seeks to perform investment banking or other services. It is also likely that the Investment Managers will engage in transactions with or obtain services from Goldman Sachs, and invest in securities in which Goldman Sachs makes a market or has other direct or indirect interests. The Adviser makes decisions for the Fund in accordance with its obligations as an investment adviser. However, Goldman Sachs' other activities may have a negative effect on the Fund. Further, while decisions for the Fund will be made consistent with Goldman Sachs' obligations to manage the Fund appropriately, business relationships and the fees, compensation and other benefits to Goldman Sachs arising therefrom may in certain cases incentivize the Adviser to select certain Investment Managers as opposed to other Investment Managers which might also be appropriate for the Fund.

          For example, while the Adviser will select Investment Managers in accordance with its fiduciary obligations to the Fund, subject to compliance with applicable law, including without limitation, the Investment Company Act, Goldman Sachs may also provide brokerage or other services to Investment Funds or act as prime broker for Investment Funds. Payments to Goldman Sachs for providing brokerage or other services or acting as prime broker will generally increase as the size of an Investment Fund increases. Therefore, investment by the Fund with an Investment Fund where Goldman Sachs acts as prime broker, or to which Goldman Sachs provides brokerage or other services, will likely result in additional revenues to Goldman Sachs and its personnel. Goldman Sachs may provide research products and other products and services to an Investment Fund and receive revenues in connection with these activities. Goldman Sachs may receive price discounts or services from Investment Managers based on its relationships with such Investment Managers. In connection with services Goldman Sachs may provide Investment Funds, Goldman Sachs will act in its own commercial interests. As a result, investment with Investment Funds will be subject to many of the same conflicts arising from Goldman Sachs activities described herein.

          In addition, if an Investment Manager provides fee "breakpoints," such breakpoints may be affected by Goldman Sachs' business relationships or accounts other than the Fund, and may directly or indirectly benefit Goldman Sachs and other proprietary or client accounts of Goldman Sachs.

Goldman  Sachs'  Financial  and  Other  Interests  and   Relationships  May
Incentivize Goldman Sachs to Promote the Sale of Fund Interests

          Goldman Sachs, and its sales personnel and other financial service providers, have interests in promoting sales of the Fund and certain Investment Managers. With respect to Goldman Sachs and its personnel, the remuneration and profitability of activity relating to the Fund may be greater than the provision of other services and sales of other products that might be provided or offered. For example, Goldman Sachs and its sales personnel may directly or indirectly receive a portion of the fees and commissions charged to the Fund or the Members. Such fees and commissions may be higher than for other products or services, and the remuneration and profitability to Goldman Sachs and such personnel resulting from transactions on behalf of the Fund may be greater than the remuneration and profitability resulting from other products. See "PURCHASING INTERESTS."

          Goldman Sachs may also have business relationships with, and purchase, or distribute or sell, services or products from or to, distributors, consultants and others who recommend the Fund or the Investment Funds, or who engage in transactions with or for the Fund or the Investment Funds. For example, Goldman Sachs regularly participates in industry and consultant sponsored conferences and may purchase educational, data related or other services from consultants or other third parties that it deems to be of value to its personnel and its business. The products and services purchased from consultants may include, but are not limited to, those that help Goldman Sachs understand the consultant's points of view on the investment management process. Consultants and other third parties that provide consulting or other services to potential investors in the Fund may receive fees from Goldman Sachs, the Fund or the Investment Funds in connection with the distribution of Fund Interests or other Goldman Sachs products. In addition, Goldman Sachs personnel, including employees of the Adviser, may have board, advisory, brokerage or other relationships with issuers, distributors, consultants and others that may have investments in Investment Funds or that may recommend or distribute Investment Fund interests or engage in transactions for the Investment Funds or their Investment Managers. As a result, those persons and institutions may have conflicts associated with their promotion of the Fund or the Investment Funds or other dealings with the Fund or the Investment Funds that would create incentives for them to promote the Fund or the Investment Funds or raise other conflicts.

Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Fund and Other Goldman Sachs Accounts

          Goldman Sachs, including the Adviser, currently manages or advises, or may in the future manage or advise, accounts or funds, including accounts or funds that may provide greater fees or other compensation, including performance-based fees, to Goldman Sachs or in which Goldman Sachs or its personnel have an interest (collectively, the "Client/GS Accounts"), that have investment objectives that are similar to those of the Fund. Subject to Goldman Sachs' obligations to manage the Fund appropriately, the advice to those Client/GS Accounts may compete or conflict with the advice given to the Fund, or may involve a different timing or nature of action taken than with respect to the Fund. For example, the Fund may compete with Client/GS Accounts for investment opportunities.

          Client/GS Accounts may wish to invest with Investment Managers with which the Fund invests or that would be an appropriate investment for the Fund. Because Investment Managers may limit the number of investors in or the size of their Investment Funds or the amount of assets that they manage, Client/GS Accounts may compete with the Fund for appropriate investment opportunities. In determining the allocation of such opportunities among the Fund and Client/GS Accounts, a number of factors may be considered by the Adviser that may include, without limitation, the relative sizes of the applicable accounts and their expected future sizes, the expected future capacity of the applicable Investment Manager, the investment objectives and guidelines, risk tolerance, availability of other investment opportunities, and available cash for investment of the Fund and such Client/GS Accounts. Fees charged by the Investment Managers also have the potential to cause conflicts with the Adviser's allocation decisions. See "--Goldman Sachs' Interests Have the Potential to Influence the Selection of Investment Managers for the Fund" above.

          Allocation of investment opportunities with Investment Managers among the Fund and other Client/GS Accounts will be made by the Adviser in a manner that it considers, in its sole discretion, to be reasonable and equitable over time. Allocation among accounts in any particular circumstance may be more or less advantageous to any one account. The Adviser may determine that an investment opportunity or particular purchases or sales are appropriate for one or more Client/GS Accounts or for itself or an affiliate, but not for the Fund, or is appropriate for, or available to, the Fund but in different sizes, structures, terms or timing than is appropriate for others. Therefore, the amount, timing, structuring or terms of an investment by the Fund may differ from, and performance may be lower than, investments and performance of other Client/GS Accounts. Although allocating investment opportunities with Investment Managers among the Fund and other Client/GS Accounts may create potential conflicts of interest because of the interest of Goldman Sachs or its personnel in such other Client/GS Accounts or because Goldman Sachs may receive greater fees or compensation from such Client/GS Accounts, the Adviser will not make allocation decisions based on such interests or such greater fees or compensation.

          The Adviser is currently the managing member or investment manager of a number of private investment funds that invest in investment funds in each of the hedge fund sectors, as well as a number of funds that invest in certain of such funds in order to gain exposure to the four hedge fund sectors (collectively, the "Private Funds"). Certain of the Private Funds currently allocate assets to certain Investment Managers which are currently not accepting any new investments. Such Investment Managers currently manage a material portion of the total assets of certain of such Private Funds. It is not anticipated that the Fund will generally allocate assets to such Investment Managers at this time. If at any time in the future these Investment Managers accept additional investments, the Private Funds which currently allocate assets to such Investment Managers may be given priority over the Fund in the determination of how any such available capacity is allocated.

OTHER  POTENTIAL  CONFLICTS  RELATING TO THE  MANAGEMENT OF THE FUND BY THE
ADVISER

Potential Restrictions and Issues Relating to Information Held by Goldman Sachs

          Subject to applicable law, in connection with its acting as the investment adviser to the Fund, the Adviser may utilize investment policy advisors or a committee which may include personnel of Goldman Sachs or of unaffiliated firms. The performance by such persons of obligations related to their consultation with Adviser personnel could conflict with their areas of primary responsibility within Goldman Sachs or elsewhere. In connection with their activities with the Adviser, such persons may receive information regarding the proposed investment activities of the Fund that is not generally available to the public. There will be no obligation on the part of such persons to make available for use by the Fund any information or strategies known to them or developed in connection with their own client, proprietary or other activities. In addition, Goldman Sachs will be under no obligation to make available any research or analysis prior to its public dissemination.

          The Adviser may from time to time have access to certain fundamental analysis and proprietary technical models developed by Goldman Sachs and its personnel, although Goldman Sachs has no obligation to make such analysis and models available to the Adviser. The Adviser is not obligated to use such analysis or models, and the Adviser is not obligated to effect transactions on behalf of the Fund in accordance therewith. In addition, Goldman Sachs has no obligation to seek information or to make available to or share with the Fund any information, investment strategies, opportunities or ideas known to Goldman Sachs personnel or developed or used in connection with other clients or activities.

          Goldman Sachs and certain of its personnel, including the Adviser or other Goldman Sachs personnel advising or otherwise providing services to the Fund, may be in possession of information not available to all Goldman Sachs personnel, and such personnel may act on the basis of such information in ways that have adverse effects on the Fund.

          From time to time, Goldman Sachs may come into possession of material, non-public information or other information that could limit the ability of the Fund to invest with Investment Managers. The investment flexibility of the Fund may be constrained as a consequence.

Potential Conflicts Relating to Goldman Sachs' Proprietary Activities and Activities on Behalf of Other Accounts

          The results of the investment activities of the Fund may differ significantly from the results achieved by Goldman Sachs for its proprietary accounts and from the results achieved by Goldman Sachs for other Client/GS Accounts. Goldman Sachs may give advice, and take action, with respect to any current or future Client/GS Account or proprietary or other account that may compete or conflict with the advice the Adviser may give to the Fund, or may involve a different timing or nature of action than with respect to the Fund.

          Transactions undertaken by Goldman Sachs or Client/GS Accounts may adversely impact the Fund. Goldman Sachs and one or more Client/GS Accounts may buy or sell positions while an Investment Fund (or the Fund through a Subadviser) is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Investment Fund or the Fund. For example, an Investment Fund (or the Fund through a Subadviser) may buy a security and Goldman Sachs or its Client/GS Accounts may establish a short position in that same security. That subsequent short sale may result in impairment of the price of the security which the Investment Fund or the Fund holds. Conversely, an Investment Fund (or the Fund through a Subadviser) may establish a short position in a security and Goldman Sachs or its Client/GS Accounts may buy that same security. That subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Investment Fund or the Fund. In addition, transactions in investments by one or more Client/GS Accounts and Goldman Sachs may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of the Investment Funds (or the Fund through a Subadviser), particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. For example, an Investment Fund (or the Fund through a Subadviser) may purchase or sell a position after or at the same time Goldman Sachs or the Client/GS Accounts undertake the same strategy which may increase the cost of that strategy to the Investment Fund or the Fund or otherwise disadvantage the Fund.

          In addition, conflicts may arise because portfolio decisions made by an Investment Manager may benefit other Client/GS Accounts. For example, the sale of a long position or establishment of a short position by an Investment Manager may impair the price of the same security sold short by (and therefore benefit) Goldman Sachs or another Client/GS Account, and the purchase of a security or covering of a short position in a security by an Investment Manager may increase the price of the same security held by (and therefore benefit) Goldman Sachs or another Client/GS Account.

          The directors, partners, trustees, managers, members, officers and employees of the Adviser, Goldman, Sachs & Co. (the "Placement Agent") and their affiliates may buy and sell securities or other investments for their own accounts (including through investment funds managed by Goldman Sachs, including the Adviser). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, partners, trustees, managers, members, officers and employees that are the same, different from or made at different times than positions taken for the Fund. To reduce the possibility that the Fund will be materially adversely affected by the personal trading described above, each of the Fund, the Adviser and the Placement Agent has adopted a code of ethics (collectively, the "Codes of Ethics") in compliance with Section 17(j) of the Investment Company Act that restricts securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of the Fund. The Codes of Ethics can be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The Codes of Ethics are also available on the EDGAR Database on the SEC's Internet site at http://www.sec.gov, and copies may be obtained, after paying a duplicating fee, by email at publicinfo@sec.gov or by writing to the SEC's Public Reference Section, Washington, DC 20549-0102.

          Subject to applicable law, clients of Goldman Sachs (including Client/GS Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding Goldman Sachs' transactions (and, when Goldman Sachs is a client of an Investment Manager, transactions of such Investment Manager) or views which may affect their transactions outside of accounts controlled by the Adviser's personnel and as a result negatively impact the performance of the Fund or the Investment Funds. The Fund and the Investment Funds may also be adversely affected by cash flows and market movements arising from purchase and sales transactions, as well as increases in capital invested in and redemptions from Investment Funds, by other Client/GS Accounts.

          An Investment Manager's management of an Investment Fund (or, in the case of Subadvisers, the Fund) may benefit Goldman Sachs. For example, the Investment Managers may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with Goldman Sachs or in which Goldman Sachs has an equity, debt or other interest. Subject to applicable law, the Investment Managers may engage in investment transactions which may result in Goldman Sachs or other Client/GS Accounts being relieved of obligations or otherwise divesting of investments. The purchase, holding and sale of investments by the Investment Managers may enhance the profitability of Goldman Sachs' or other Client/GS Accounts' own investments in and its activities with respect to such companies.

          Goldman Sachs and its clients may pursue or enforce rights with respect to an issuer in which an Investment Fund (or the Fund through a Subadviser) has invested, and those activities may have an adverse effect on the Fund. As a result, prices, availability, liquidity and terms of an Investment Fund's or Subadviser's investments may be negatively impacted by the activities of Goldman Sachs or its clients, and transactions of an Investment Fund (or the Fund through a Subadviser) may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

          Goldman Sachs may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to the Fund or with respect to which the underlying securities, currencies or instruments may be those in which the Fund invests, or which may be otherwise based on the performance of the Fund or an Investment Fund. The structure or other characteristics of the derivative instruments may have an adverse effect on the Fund. For example, the derivative instruments could represent leveraged investments in the Fund or an Investment Fund, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Fund or an Investment Fund more quickly than might otherwise be the case. Goldman Sachs, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management, flexibility, and diversification strategies of the Fund or Investment Funds, as applicable, and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of the Fund. Similarly, Goldman Sachs (including its personnel or Client/GS Accounts) may also invest in the Fund or Investment Funds, hedge its derivative positions by buying or selling interests in the Fund or Investment Funds and reserves the right to request the repurchase of its interest in the Fund, or a portion thereof, without notice to the other Members. Any such repurchase of Fund Interests will be effected pursuant to an offer to repurchase Interests which is made by the Fund to all of the Members. Such repurchases may have an adverse effect on the Fund's investment management and diversification strategies and on the fees, expenses and costs incurred by the Members.

          The Adviser and the Fund may receive research products and services in connection with the brokerage services that brokers (including, without limitation, Goldman Sachs entities) may provide to the Fund or one or more Client/GS Accounts. Such products and services may disproportionately benefit other Client/GS Accounts relative to the Fund based on the amount of brokerage commissions paid by the Fund and such other Client/GS Accounts. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, Client/GS Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Fund and to Client/GS Accounts.

Potential Conflicts in Connection with Investments in Goldman Sachs Money Market Funds

          Subject to the Fund first obtaining any necessary exemptive relief from the provisions of the Investment Company Act, some or all of the Fund's short term cash investments may be invested in any money market fund advised or managed by Goldman Sachs, and the Fund's assets may be invested in Investment Funds managed by Investment Managers or with Subadvisers that are affiliated with Goldman Sachs.

          In connection with any such investments, the Fund will pay all fees pertaining to the investments, and no portion of any advisory, administrative or 12b-1 fees will be offset against fees payable in accordance with any such investment (i.e., there could be "double fees" involved in making any such investment, which would not arise in connection with a direct investment). In such circumstances, as well as in all other circumstances in which Goldman Sachs receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Fund or the Members will be required.

Goldman Sachs May In-Source or Outsource

          Subject to applicable law, Goldman Sachs, including the Adviser, may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that it provides to the Fund in its administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

POTENTIAL CONFLICTS THAT MAY ARISE WHEN GOLDMAN SACHS PROVIDES BROKERAGE OR OTHER SERVICES TO THE INVESTMENT MANAGERS AND THE FUND

          To the extent permitted by applicable law, including, without limitation, the Investment Company Act, an Investment Manager may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments in which Goldman Sachs, acting as principal or on a proprietary basis for its customers, serves as the counterparty. Except as permitted by applicable law, Goldman Sachs will not, acting as principal for its own account, purchase securities or other property from, or sell securities or other property to, the Fund (directly or through Subadvisers). However, subject to compliance with applicable law, including without limitation, the Investment Company Act, the Fund may engage in transactions with accounts which are affiliated with the Fund because they are advised by Goldman Sachs or because they have common officers, directors or managers. Such transactions would be made in circumstances where the Adviser has determined that it would be appropriate for the Fund to purchase and Goldman Sachs or another client of Goldman Sachs to sell, or the Fund to sell and another client of Goldman Sachs to purchase, the same security or instrument on the same day.

          An Investment Fund (or, in the case of a Subadviser, the Fund) may enter into cross transactions in which Goldman Sachs acts on behalf of such Investment Fund or the Fund, as applicable, and for the other party to the transaction. Goldman Sachs may have a potentially conflicting division of loyalties and responsibilities to both parties to a cross transaction. For example, Goldman Sachs and its personnel may receive compensation or other payments from, or have different interests in, an Investment Fund or the Fund, as applicable, and the other party to the transaction. Goldman Sachs will only consider engaging in a principal transaction, or a cross transaction on behalf of an Investment Fund (or, in the case of a Subadviser, the Fund), with Goldman Sachs or its affiliates to the extent permitted by applicable law.

          To the extent permitted by applicable law, including the Investment Company Act, Goldman Sachs may act as broker, dealer, agent, lender, or advisor or in other commercial capacities for the Fund. It is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged by Goldman Sachs will be in its view commercially reasonable, although Goldman Sachs, including its sales personnel, will have an interest in obtaining fees and other amounts that are favorable to Goldman Sachs and such sales personnel. The Fund, when the Adviser deems it appropriate, may, to the extent permitted by applicable law (including, without limitation, the Investment Company Act), borrow funds from Goldman Sachs, at rates and on other terms arranged with Goldman Sachs.

          Subject to applicable law, including the Investment Company Act, Goldman Sachs (and its personnel and other distributors) will be entitled to retain fees and other amounts that it receives in connection with its service to the Fund, the Investment Funds and their Investment Managers as broker, dealer, agent, lender, advisor or in other commercial capacities. In such circumstances, no accounting to the Fund or the Members will be required, and no fees or other compensation payable by the Fund or the Members will be reduced by reason of receipt by Goldman Sachs of any such fees or other amounts.

          When Goldman Sachs acts as broker, dealer, agent, lender, or advisor, or in other commercial capacities in relation to the Fund or an Investment Fund, Goldman Sachs may take commercial steps in its own interests, which may have an adverse effect on the Fund or the Investment Fund, as applicable. For example, in connection with prime brokerage or lending arrangements involving Investment Funds, Goldman Sachs may require repayment of all or part of a loan at any time or from time to time.

          The Fund will be required to establish business relationships with its counterparties based on its own credit standing. Goldman Sachs, including the Adviser, will not have any obligation to allow its credit to be used in connection with the Fund's establishment of its business relationships, nor is it expected that the Fund's counterparties will rely on the credit of such entities in evaluating the Fund's creditworthiness.

POTENTIAL CONFLICTS RELATING TO THE SELECTION OF INVESTMENTS BY THE INVESTMENT MANAGERS

An Investment Manager's Interests Have the Potential to Influence the Selection of Investments

          Each Investment Manager may act as an investor, investment banker, research provider, investment manager, financer, advisor, market maker, trader, prime broker, lender, agent or principal, or have other direct or indirect interests, in the global fixed income, currency, commodity, equity and other markets in which the Investment Manager invests. Thus, it is possible that an Investment Fund (or the Fund through a Subadviser) will undertake transactions in securities in which its Investment Manager makes a market or otherwise has direct or indirect interests. These business relationships and the fees, compensation and other benefits to the Investment Managers arising therefrom may in certain cases incentivize the Investment Managers to make certain investments for Investment Funds (or, in the case of Subadvisers, the Fund) over other investments which might also be appropriate.

Potential Conflicts Relating to the Allocation of Investment Opportunities Among the Investment Managers' Accounts

          Investment Managers may manage or advise current or future accounts or funds, including accounts or funds that may provide greater fees or other compensation, including performance-based fees, to the Investment Managers or in which Investment Managers or their personnel have an interest (collectively, the "Investment Manager Accounts"), that have investment objectives that are similar to those of an Investment Fund managed by a particular Investment Manager (or, in the case of a Subadviser, the Fund). Investment Manager Accounts may wish to invest in securities or instruments in which an Investment Fund (or the Fund through a Subadviser) invests or that would be an appropriate investment thereby. Therefore, an Investment Manager or its personnel may have a financial incentive to favor other Investment Manager Accounts over an Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Fund) when allocating investment opportunities and making purchase and sale decisions.

          An Investment Manager may determine that a particular investment opportunity or particular purchases or sales are appropriate for one or more Investment Manager Accounts, or for itself or an affiliate, but not for an Investment Fund (or, in the case of a Subadviser, the Fund) or is appropriate for, or available to, such Investment Fund (or, in the case of a Subadviser, the Fund), but in different sizes, terms or timing than is appropriate for others. Such decisions may create a potential conflict of interest. The amount, timing, structuring or terms of an investment by an Investment Fund (or, in the case of a Subadviser, the Fund) may differ from, and performance may be lower than, investments and performance of other Investment Manager Accounts managed by the same Investment Manager.

OTHER POTENTIAL CONFLICTS RELATING TO THE INVESTMENT MANAGERS' PORTFOLIO MANAGEMENT ACTIVITIES

Potential   Restrictions   and  Issues  Relating  to  Information  Held  by
Investment Managers

          In connection with its management of an Investment Fund (or, in the case of a Subadviser, the Fund), an Investment Manager may utilize investment policy advisors or a committee which may include personnel of the Investment Manager or unaffiliated firms. These individuals may, as a result, obtain information regarding the proposed activities of the Investment Fund (or, in the case of a Subadviser, the Fund) which is not generally available to the public.

          An Investment Manager may from time to time have access to certain fundamental analysis and proprietary technical models developed by it and its affiliates, although the Investment Manager may not be permitted to use such analysis and models on behalf of an Investment Fund (or, in the case of a Subadviser, the Fund). Such Investment Manager may not be obligated to use such analysis or models, and may not be obligated to effect transactions on behalf of an Investment Fund that it manages (or, in the case of a Subadviser, the Fund) in accordance therewith. In addition, the Investment Manager may have no obligation to seek information or to make available to or share with the Investment Fund (or, in the case of a Subadviser, the Fund) any information, investment strategies, opportunities or ideas known to personnel of the Investment Manager or developed or used in connection with other Investment Manager Accounts or activities.

          In addition, an Investment Manager and certain of its personnel may be in possession of information not available to all Investment Manager personnel, including the personnel advising or otherwise providing services to the Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Fund), and such representatives may act on the basis of such information in ways that have adverse effects on such Investment Fund (or, in the case of a Subadviser, the Fund). The Investment Manager will not be under any obligation to disseminate such information.

          From time to time, an Investment Manager may come into possession of material, non-public information or other information that could limit the ability of the Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Fund) to buy and sell investments. The investment flexibility of such an Investment Fund (or, in the case of a Subadviser, the Fund) may be constrained as a consequence.

Potential  Conflicts  Relating  to  an  Investment  Manager's   Proprietary
Activities on Behalf of Other Accounts Managed by Investment Managers

          The results of the investment activities of an Investment Fund (or, in the case of a Subadviser, the Fund) may differ significantly from the results achieved by its Investment Manager for its proprietary accounts and from the results achieved by the Investment Manager for other accounts managed by it. An Investment Manager may give advice, and take action, with respect to one or more Investment Manager Accounts that may compete or conflict with the advice the Investment Manager may give to the Investment Fund managed by it (or, in the case of a Subadviser, the Fund), or may involve a different timing or nature of action taken than with respect to such Investment Fund (or, in the case of a Subadviser, the Fund). Transactions undertaken by Investment Managers or Investment Manager Accounts may adversely impact an Investment Fund (or, in the case of a Subadviser, the Fund). An Investment Manager and its Investment Manager Accounts may buy or sell investment positions while an Investment Fund managed by it (or, in the case of a Subadviser, the Fund) is undertaking the same or a differing, including potentially opposite, strategy, which could disadvantage the Investment Fund or the Fund. For example, an Investment Fund may buy a security and its Investment Manager or such Investment Manager's Investment Manager Accounts may establish a short position in that same security. That subsequent short sale may result in impairment of the price of the security which the Investment Fund holds.
Conversely, the Investment Fund may establish a short position in a security and the Investment Manager or its Investment Manager Accounts may buy that same security. That subsequent purchase may result in an increase of the price of the underlying position in the short sale exposure of the Investment Fund.

          In addition, transactions in investments by one or more Investment Manager Accounts or an Investment Manager may have the effect of diluting or otherwise disadvantaging the values, prices or investment strategies of an Investment Fund (or, in the case of a Subadviser, the
Fund), particularly, but not limited to, in small capitalization, emerging market or less liquid strategies. This may occur when portfolio decisions regarding an Investment Fund (or, in the case of a Subadviser, the Fund) are based on research or other information that is also used to support portfolio decisions for other Investment Manager Accounts managed by personnel of the Investment Manager, which could impact the timing and manner in which the portfolio decisions for the Investment Fund (or, in the case of a Subadviser, the Fund) and other Investment Manager Accounts are implemented. When the Investment Manager or an Investment Manager Account implements a portfolio decision or strategy ahead of, or contemporaneously with, similar portfolio decisions or strategies for an Investment Fund (or, in the case of a Subadviser, the Fund), market impact, liquidity constraints, or other factors could result in the Investment Fund, (or, in the case of a Subadviser, the Fund) receiving less favorable trading results and the costs of implementing such portfolio decisions or strategies could be increased or the Investment Fund (or, in the case of a Subadviser, the Fund) could otherwise be disadvantaged. The Investment Manager may, in certain cases, elect to implement internal policies and procedures designed to limit such consequences to the Investment Manager Accounts as well as the Investment Funds (or, in the case of a Subadviser, the Fund), which may cause an Investment Fund (or, in the case of a Subadviser, the Fund) to be unable to engage in certain activities, including purchasing or disposing of securities, when it might otherwise be desirable for it to do so.

          Conflicts may also arise because portfolio decisions regarding an Investment Fund (or, in the case of a Subadviser, the Fund) may benefit other Investment Manager Accounts. For example, the sale of a long position or establishment of a short position by an Investment Fund may impair the price of the same security sold short by (and therefore benefit) the Investment Manager or another Investment Manager Account, and the purchase of a security or covering of a short position in a security by an Investment Fund may increase the price of the same security held by (and therefore benefit) the Investment Manager or another Investment Manager Account.

          The directors, partners, trustees, managers, members, officers and employees of an Investment Manager may buy and sell securities or other investments for their own accounts (including through funds managed by the Investment Manager). As a result of differing trading and investment strategies or constraints, positions may be taken by directors, partners, trustees, managers, members, officers and employees of an Investment Manager that are the same, different from or made at different times than positions taken for an Investment Fund (or, in the case of a Subadviser, the Fund). An Investment Manager may establish policies and procedures that restrict securities trading in the personal accounts of investment professionals and others who normally come into possession of information regarding the portfolio transactions of an Investment Fund that it manages (or, in the case of a Subadviser, the Fund). However, there can be no assurance that such policies and procedures will avoid all conflicts of interest.

          Subject to applicable law, clients of an Investment Manager (including Investment Manager Accounts) may have, as a result of receiving client reports or otherwise, access to information regarding the Investment Manager's transactions or views which may affect their transactions outside of accounts controlled by the personnel providing advice to an Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Fund), and in connection therewith negatively impact the performance of such Investment Fund or the Fund.

          An Investment Manager's management of the assets of an Investment Fund (or, in the case of a Subadviser, the Fund) may benefit the Investment Manager. For example, an Investment Fund (or, in the case of a Subadviser, the Fund) may, subject to applicable law, invest directly or indirectly in the securities of companies affiliated with the Investment Manager or in which the Investment Manager has an equity, debt or other interest. Subject to applicable law, an Investment Fund (or, in the case of a Subadviser, the Fund) may engage in investment transactions which may result in the Investment Manager or an Investment Manager Account being relieved of obligations or otherwise divesting of an investment. The purchase, holding and sale of investments by such Investment Fund (or, in the case of a Subadviser, the Fund) may enhance the profitability of the Investment Manager's or its Investment Manager Accounts' own investments in and its activities with respect to such companies.

          An Investment Manager and its clients may also pursue or enforce rights with respect to an issuer in which an Investment Fund (or, in the case of a Subadviser, the Fund) has invested, and those activities may have an adverse effect on such Investment Fund (or, in the case of a Subadviser, the Fund). As a result, prices, availability, liquidity and terms of Investment Fund (or, in the case of a Subadviser, the Fund) investments may be negatively impacted by the activities of the Investment Manager or its clients, and transactions for an Investment Fund managed by an Investment Manager (or, in the case of a Subadviser, Fund) may be impaired or effected at prices or terms that may be less favorable than would otherwise have been the case.

          An Investment Manager may create, write, sell or issue, or act as placement agent or distributor of, derivative instruments with respect to which the underlying securities, currencies or instruments may be those in which the Investment Fund (or, in the case of a Subadviser, the Fund) managed by it invests, or which may be based on the performance of such Investment Fund. The structure or other characteristics of the derivative instruments may have an adverse effect on the Investment Fund. For example, the derivative instruments could represent leveraged investments in an Investment Fund, and the leveraged characteristics of such investments could make it more likely, due to events of default or otherwise, that there would be significant redemptions of interests from the Investment Fund more quickly than might otherwise be the case. The Investment Manager, acting in commercial capacities in connection with such derivative instruments, may in fact cause such a redemption. This may have an adverse effect on the investment management, flexibility, and diversification strategies of an Investment Fund and on the amount of fees, expenses and other costs incurred directly or indirectly for the account of such Investment Fund. Similarly, an Investment Manager (including its personnel or Investment Manager Accounts) may also invest in an Investment Fund or hedge its derivative positions by buying or selling Investment Fund interests and will generally reserve the right to redeem some or all of its Investment Fund interests and other positions at any time. These investments and redemptions will be made without notice to the investors in such Investment Funds, including the Fund, and could result in early redemptions that could have similarly adverse effects on the Investment Funds.

Potential Conflicts That May Arise When an Investment Manager Acts in a Capacity Other Than Investment Manager to the Investment Funds

          To the extent permitted by applicable law, an Investment Manager may enter into transactions and invest in futures, securities, currencies, swaps, options, forward contracts or other instruments on behalf of an Investment Fund in which such Investment Manager, acting as principal or on a proprietary basis for its customers, serves as the counterparty. An Investment Fund may also enter into cross transactions in which its Investment Manager acts on behalf of the Investment Fund and for the other party to the transaction. An Investment Manager may have a potentially conflicting division of responsibilities to both parties to a cross transaction.

          When an Investment Manager acts as broker, dealer, agent, lender or advisor or in other commercial capacities in relation to an Investment Fund (or, in the case of a Subadviser, the Fund), such Investment Manager may take commercial steps in its own interests, which may have an adverse effect on such an entity or account. For example, in connection with prime brokerage or lending arrangements involving an Investment Fund (or, in the case of a Subadviser, the Fund), Investment Managers may require repayment of all or part of a loan at any time or from time to time.

          To the extent permitted by applicable law, an Investment Fund may invest all or some of its short term cash investments in money market funds advised or managed by its Investment Manager, and may invest in other products advised or managed by its Investment Manager. In connection with any such investment, the Investment Funds may pay all fees pertaining to the investment, and any advisory, administrative or 12b-1 fees will not generally be offset against fees payable in accordance with any such investment (i.e., there could be "double fees" involved in making any such investment, which would not arise in connection with a direct investment). In such circumstances, as well as in all other circumstances in which the Investment Manager receives any fees or other compensation in any form relating to the provision of services, no accounting or repayment to the Investment Fund will be required.

          When an Investment Manager acts as broker, dealer, agent, lender or advisor or in other commercial capacities for an Investment Fund, it is anticipated that the commissions, mark-ups, mark-downs, financial advisory fees, underwriting and placement fees, sales fees, financing and commitment fees, brokerage fees, other fees, compensation or profits, rates, terms and conditions charged thereby will be in its view commercially reasonable, although the Investment Manager, including its sales personnel, will have an interest in obtaining fees and other amounts which are favorable to such Investment Manager and its sales personnel.

The Investment Managers May In-Source or Outsource

          Subject to applicable law, Investment Managers may from time to time and without notice to investors in-source or outsource certain processes or functions in connection with a variety of services that they provide to the Investment Funds managed by them in their administrative or other capacities. Such in-sourcing or outsourcing may give rise to additional conflicts of interest.

POTENTIAL CONFLICTS IN CONNECTION WITH BROKERAGE TRANSACTIONS AND PROXY VOTING BY THE INVESTMENT MANAGERS

          Purchases and sales of securities for an Investment Fund (or, in the case of a Subadviser, the Fund) may be bunched or aggregated with orders for other Investment Manager Accounts of the Investment Manager that manages such Investment Fund (or, in the case of a Subadviser, the Fund). An Investment Manager, however, is not required to bunch or aggregate orders if portfolio management decisions for different accounts are made separately, or if it determines that bunching or aggregating would be inconsistent with its investment management duties or with client direction. Prevailing trading activity frequently may make impossible the receipt of the same price or execution on the entire volume of securities purchased or sold. When this occurs, the various prices may be averaged and the Investment Fund (or, in the case of a Subadviser, the Fund) will be charged or credited with the average price. Thus, the effect of aggregation may operate on some occasions to the disadvantage of the Investment Fund (or, in the case of a Subadviser, the Fund). In addition, under certain circumstances, an Investment Fund (or, in the case of a Subadviser, the Fund) will not be charged the same commission or commission equivalent rates in connection with a bunched or aggregated order.

          An Investment Manager and the Investment Fund managed by it (or, in the case of a Subadviser, the Fund), or such Investment Manager's affiliates or personnel, may from time to time receive research products and services in connection with the brokerage services that brokers (including, without limitation, affiliated entities) may provide to such Investment Fund (or, in the case of a Subadviser, the Fund) or one or more Investment Manager Accounts managed by such Investment Manager. Such products and services may disproportionately benefit other Investment Manager Accounts relative to such Investment Fund (or, in the case of a Subadviser, the Fund) based on the amount of brokerage commissions paid by such Investment Fund (or, in the case of a Subadviser, the Fund) and such other Investment Manager Account. For example, research or other services that are paid for through one client's commissions may not be used in managing that client's account. In addition, Investment Manager Accounts may receive the benefit, including disproportionate benefits, of economies of scale or price discounts in connection with products and services that may be provided to the Investment Funds (or, in the case of a Subadviser, the Fund) and to Investment Manager Accounts.

          Investment Managers may adopt policies and procedures designed to prevent conflicts of interest from influencing proxy voting decisions they make on behalf of advisory clients, including the Investment Funds that they manage, and to help ensure that such decisions are made in accordance with the Investment Managers' fiduciary obligations to their clients. Nevertheless, notwithstanding such proxy voting policies and procedures, actual proxy voting decisions of an Investment Manager may have the effect of favoring the interests of other clients or businesses of the Investment Manager and/or its affiliates, and of Goldman Sachs.

Potential Regulatory Restrictions on Investment Manager Activity

          From time to time, the activities of the Investment Funds (or, in the case of a Subadviser, the Fund) may be restricted because of regulatory requirements applicable to an Investment Manager and/or its internal policies designed to comply with, limit the applicability of, or otherwise relate to such requirements. A client not advised by an Investment Manager would not be subject to some of those considerations. There may be periods when an Investment Manager may not initiate or recommend certain types of transactions, or may otherwise restrict or limit its advice in certain securities or instruments issued by or related to companies for which the Investment Manager is performing investment banking, market making or other services or has proprietary positions. For example, when an Investment Manager is engaged in an underwriting or other distribution of securities of, or advisory services for, a company, an Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Fund) may be prohibited from or limited in purchasing or selling securities of that company. Similar situations could arise if personnel of an Investment Manager serve as directors of companies the securities of which an Investment Fund managed by such Investment Manager (or, in the case of a Subadviser, the Fund) wishes to purchase or sell. However, if permitted by applicable law, the Investment Fund (or, in the case of a Subadviser, the Fund) may purchase investments that are issued, or the subject of an underwriting, distribution, or advisory assignment by its Investment Manager, or in cases in which the Investment Manager's personnel are directors or officers of the issuer.

          The investment activities of an Investment Manager for proprietary accounts and for other accounts may also limit the investment strategies and rights of the Investment Fund managed by such Investment Manager. For example, in certain regulated industries, in certain emerging or international markets, in corporate and regulatory ownership definitions, and in certain futures and derivative transactions, there are limits on the aggregate amount of investment by affiliated investors that may not be exceeded without the grant of a license or other regulatory or corporate consent or, if exceeded, may cause the Investment Manager or the Investment Fund managed by it to suffer disadvantages or business restrictions. If certain aggregate ownership thresholds are reached or certain transactions undertaken, the ability of the Investment Manager to purchase or dispose of investments, or exercise rights or undertake business transactions, may be restricted by regulation or otherwise impaired. As a result, an Investment Manager may limit purchases, sell existing investments, or otherwise restrict or limit the exercise of rights (including voting rights) when the Investment Manager, in its sole discretion, deems it appropriate in light of potential regulatory restrictions on ownership or other impairments arising from reaching investment thresholds.


                           OUTSTANDING SECURITIES

------------------- ---------------------- --------------------- ------------------------------
                                                                   Amount Outstanding as of
                                                                    [ ], 2005, exclusive of
                                              Amount Held by      Amount Shown under "Amount
                                            Registrant for its    Held by Registrant for its
  Title of Class      Amount Authorized          Account                   Account"
------------------- ---------------------- --------------------- ------------------------------
    Interests             Unlimited                N/A                     $100,000
------------------- ---------------------- --------------------- ------------------------------

          As of [ ], 2005, all of the Interests outstanding were owned by The Goldman Sachs Group, Inc., which has its principal business address at 85 Broad Street, New York, NY 10004. Accordingly, as of that date, The Goldman Sachs Group, Inc. may be deemed to "control" the Fund as that term is defined in the Investment Company Act. Interests held by The Goldman Sachs Group, Inc. may constitute more than 25% of the outstanding Interests after the Initial Closing, depending on the aggregate investments made in the Fund by other persons. The Goldman Sachs Group, Inc. is an affiliate of the Adviser.

                          REPURCHASES OF INTERESTS

NO RIGHT OF REDEMPTION

          No Member (or other person holding an Interest or a portion of an Interest acquired from a Member) will have the right to require the Fund to redeem its Interest or any portion thereof. No public market exists for the Interests, and none is expected to develop. Consequently, Members may not be able to liquidate their investment other than as a result of repurchases of Interests by the Fund, as described below.

PERIODIC REPURCHASES

          The Board of Managers, from time to time and in its sole discretion, may determine to cause the Fund to offer to repurchase Interests from Members, including the Adviser, pursuant to written tenders by Members. The aggregate value of Interests to be repurchased at any time will be determined by the Board of Managers in its sole discretion, and such amount may be a percentage of the value of the Fund's outstanding Interests. If a repurchase offer is oversubscribed by Members, the Fund will repurchase only a pro rata portion of the Interest tendered by each Member. The Adviser anticipates recommending to the Board of Managers that the Fund offer to repurchase Interests from Members on or about [ ], 2006, and thereafter semi-annually on or about each January 1 and July 1. In determining whether the Fund should offer to repurchase Interests from Members pursuant to written requests, the Board of Managers will consider the recommendation of the Adviser. The Board of Managers also will consider the following factors, among others, in determining whether to repurchase Interests and the amount of Interests to be repurchased:

          o whether any Members have requested to tender Interests or portions of Interests to the Fund;

          o the liquidity of the Fund's assets (including fees and costs associated with withdrawing from Investment Funds and/or disposing of assets allocated to Subadvisers);

          o the investment plans and working capital requirements of the Fund;

          o the relative economies of scale of the repurchase requests with respect to the size of the Fund;

          o    the past practice of the Fund in repurchasing Interests;

          o the availability of information as to the value of the Fund's interests in underlying Investment Funds;

          o the condition of the securities markets and the economy generally, as well as political, national or international developments or current affairs; and

          o the anticipated tax consequences of any proposed repurchases of Interests.

          The LLC Agreement provides that the Fund will be dissolved if any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender its entire Interest for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period), provided that any such Member has submitted a separate written notice requesting dissolution of the Fund following the expiration of the applicable two-year period.

PROCEDURES FOR REPURCHASES OF INTERESTS

          Following is a summary of the procedures expected to be employed by the Fund in connection with the repurchase of Interests.

          The Board of Managers will determine that the Fund will offer to repurchase Interests (or portions of Interests) pursuant to written tenders only on terms that the Board of Managers determines to be fair to the Fund and Members. The amount due to any Member whose Interest (or portion thereof) is repurchased will be equal to the value of the Member's capital account (or portion thereof being repurchased) based on the Fund's net asset value as of the Valuation Date (as defined below), after reduction for all fees (including any Investment Management Fee or Administration
Fee), any required tax withholding and other liabilities of the Fund to the extent accrued or otherwise attributable to the Interest (or portion thereof) being repurchased. If the Board of Managers determines that the Fund will offer to repurchase Interests, written notice will be provided to Members that describes the commencement date of the repurchase offer, specifies the date on which repurchase requests must be received by the Fund, and contains other information Members should consider in deciding whether and how to participate in such repurchase opportunity. The expiration date of the repurchase offer (the "Expiration Date") will be a date set by the Board of Managers occurring no sooner than 20 business days after the commencement date of the repurchase offer, provided that such Expiration Date may be extended by the Board of Managers in its sole discretion. The Fund generally will not accept any repurchase request received by it or its designated agent after the Expiration Date.

          Payment by the Fund upon a repurchase of Interests will be made in the form of the Promissory Note (as defined below). The Fund does not generally expect to distribute securities (other than the Promissory Note) as payment for repurchased Interests except in unusual circumstances, including if making a cash payment would result in a material adverse effect on the Fund or the Members, or if the Fund has received distributions from Investment Funds in the form of securities that are transferable to the Members. Securities which are distributed in-kind in connection with a repurchase of Interests may be illiquid. Any in-kind distribution of securities will be valued in accordance with the LLC Agreement and will be distributed to all tendering Members on a proportional basis. See "CALCULATION OF NET ASSET VALUE; VALUATION."

          In light of liquidity constraints associated with the Fund's investments in Investment Funds and that the Fund may have to effect withdrawals from those Investment Funds to pay for Interests being repurchased and due to other considerations applicable to the Fund, the Fund expects to employ the following additional repurchase procedures:

          o The value of Interests (or portions of Interests) being repurchased will be determined as of a date, determined by the Board of Managers, in its sole discretion, which is approximately 65 days, but in no event earlier than 60 days, after the Expiration Date (the "Valuation Date"), and any such repurchase will be effected as of the day after the Valuation Date (the "Repurchase Date"). As discussed above, the Adviser expects that it will recommend to the Board of Managers that there should be a Repurchase Date on or about [ ], 2006, and that thereafter there should be a Repurchase Date on or about each January 1 and July 1.

          o As promptly as practicable after the Expiration Date, the Fund will give to each Member whose Interest (or portion thereof) has been accepted for repurchase a promissory note (the "Promissory Note") entitling the Member to be paid an amount equal to the value, determined as of the Valuation Date, of the repurchased Interest (or portion thereof). The determination of the value of Interests as of the Valuation Date is subject to adjustment based upon the results of the annual audit of the Fund's financial statements for the fiscal year in which such Valuation Date occurred.

          o The Promissory Note, which will be non-interest bearing and non-transferable, is expected to contain terms providing for, among other things, the following payments. The initial payment in respect of the Promissory Note (the "Initial Payment") will be in an amount equal to at least 95% of the estimated value of the repurchased Interest (or portion thereof), determined as of the Valuation Date. The Initial Payment will be made on or before the 30th day after the Repurchase Date, provided that if the Fund, in the sole discretion of the Adviser, has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, such payment may be postponed until ten business days after the Fund has received at least 95% of the aggregate amount so requested to be withdrawn by the Fund from the Investment Funds (the "Investment Fund Payment Date"). The second and final payment in respect of the Promissory Note (the "Final Payment") is expected to be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest (or portion thereof), determined as of the Valuation Date based upon the results of the annual audit of the Fund's financial statements for the fiscal year in which the Valuation Date of such repurchase occurred, over (2) the Initial Payment. The Adviser anticipates that the annual audit of the Fund's financial statements will be completed within 60 days after the end of each fiscal year of the Fund and that the Final Payment will be made as promptly as practicable after the completion of such audit.

          o Notwithstanding anything in the foregoing to the contrary, in the event that a Member has requested the repurchase of a portion of its Interest which would result in such Member continuing to hold at least 5% of the value of its Interest as of December 31 of the fiscal year ending immediately prior to the fiscal year in which such request was made, the Final Payment in respect of such repurchase shall be made on or before the 60th day after the Repurchase Date, provided that if the Fund, in the sole discretion of the Adviser, has requested withdrawals of its capital from any Investment Funds in order to fund the repurchase of Interests, such payment may be postponed until 10 business days after the applicable Investment Fund Payment Date. Such payment shall be in an amount equal to the excess, if any, of (1) the value of the repurchased Interest (or portion thereof), determined as of the Valuation Date, based upon information known to the Fund as of the date of the Final Payment, over
               (2) the Initial Payment. If, based upon the results of the annual audit of the Fund's financial statements for the fiscal year in which the Valuation Date of such repurchase occurred, it is determined that the value at which the Interest was repurchased was incorrect, the Fund shall, as promptly as practicable after the completion of such audit, decrease such Member's capital account balance by the amount of any overpayment, or increase such Member's capital account balance by the amount of any underpayment, as applicable.

          The repurchase of Interests is subject to regulatory requirements imposed by the SEC. The Fund's repurchase procedures are intended to comply with such requirements. However, in the event that the Board of Managers determines that modification of the repurchase procedures described above is required or appropriate, the Board of Managers will adopt revised repurchase procedures as necessary to ensure the Fund's compliance with applicable regulations or as the Board of Managers in its sole discretion deems appropriate. Following the commencement of an offer to repurchase
Interests, the Fund may suspend, postpone or terminate such offer in certain circumstances upon the determination of a majority of the Board of Managers, including a majority of the Independent Managers, that such suspension, postponement or termination is advisable for the Fund and its Members, including, without limitation, circumstances as a result of which it is not reasonably practicable for the Fund to dispose of its investments or to determine the value of its net assets, and other unusual circumstances.

          Each Member whose Interest (or portion thereof) has been accepted for repurchase will continue to be a Member of the Fund until the Repurchase Date (and thereafter if its Interest is repurchased in part) and may exercise its voting rights with respect to the repurchased Interest (or portion thereof) until the Repurchase Date. Moreover, the capital account maintained in respect of a Member whose Interest (or portion thereof) has been accepted for repurchase will be adjusted for the net profits or net losses of the Fund through the Valuation Date, and such Member's capital account shall not be adjusted for the amount withdrawn, as a result of the repurchase, prior to the Repurchase Date.

          Upon its acceptance of tendered Interests or portions of Interests for repurchase, the Fund will maintain daily on its books a segregated account consisting of (1) cash, (2) liquid securities or (3) interests in Investment Funds that the Fund has requested be withdrawn (or any combination of them), in an amount equal to the aggregate estimated unpaid dollar amount of the Promissory Notes issued to Members tendering Interests and portions of Interests.

          Payments for repurchased Interests may require the Fund to liquidate portfolio holdings in Investment Funds earlier than the Adviser otherwise would liquidate such holdings, potentially resulting in losses, and may increase the Fund's portfolio turnover. The Adviser intends to take measures to attempt to avoid or minimize such potential losses and turnover, but there can be no guarantee that it will be successful in doing so. The Fund may, but need not, maintain cash or borrow money to meet repurchase requests. Such a practice could increase the Fund's operating expenses and impact the ability of the Fund to achieve its investment objective.

          The Fund does not presently intend to impose any charges on the repurchase of Interests, although it may allocate to Members whose
Interests are repurchased withdrawal or similar charges imposed by Investment Funds if the Adviser determines to withdraw from one or more Investment Funds as a result of Member repurchase tenders and such charges are imposed on the Fund.

          A Member who tenders some but not all of the Member's Interest for repurchase will be required to maintain a minimum capital account balance of $5 million. Such minimum capital account balance requirement may be waived by the Fund, in its sole discretion. The Fund reserves the right to reduce the amount to be repurchased from a Member so that the required capital account balance is maintained.

          In the event that the Adviser or any of its affiliates holds an Interest (or portion of an Interest) in its capacity as a Member, such Interest (or portion of an Interest) may be tendered for repurchase in connection with any repurchase offer made by the Fund, without notice to the other Members.

MANDATORY REDEMPTION BY THE FUND

          In accordance with the terms and conditions of the LLC Agreement, the Fund may cause a mandatory redemption of an Interest of a Member (or portion thereof), or any person acquiring an Interest from or through a Member, in the event that the Board of Managers determines or has reason to believe, in its sole discretion, that: (i) all or a portion of its Interest has been transferred to, or has vested in, any person, by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of a Member; (ii) ownership of the Interest by such Member or other person will cause the Fund to be in violation of, or subject the Fund or the Adviser to additional registration or regulation under the securities, commodities, or other laws of the United States or any other jurisdiction; (iii) continued ownership of the Interest may be harmful or injurious to the business or reputation of the Fund or the Adviser, or may subject the Fund or any Members to an undue risk of adverse tax or other fiscal consequences; (iv) any representation or warranty made by a Member in connection with the acquisition of an Interest was not true when made or has ceased to be true; or (v) it would be in the best interests of the Fund for the Fund to cause a mandatory redemption of such Interest. In addition, the Fund may cause a redemption of an Interest held by a Feeder Fund (or portion thereof) to the extent that such Feeder Fund has redeemed the interest of an investor in such Feeder Fund (or portion thereof) for reasons that are similar to those stated above.

                           TRANSFERS OF INTERESTS

          No person shall become a substituted Member of the Fund without the consent of the Fund, which consent may be withheld in its sole discretion. Interests held by Members may be transferred only: (i) by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member; or (ii) under other limited circumstances, with the consent of the Board of Managers (which may be withheld in its sole discretion and is expected to be granted, if at all, only under extenuating circumstances).

          Unless counsel to the Fund confirms that the transfer will not cause the Fund to be treated as a "publicly traded partnership" taxable as a corporation, the Board of Managers generally will not consider consenting to a transfer of an Interest (or portion of an Interest) unless the transfer is: (i) one in which the tax basis of the Interest in the hands of the transferee is determined, in whole or in part, by reference to its tax basis in the hands of the transferring Member (e.g., certain transfers to affiliates, gifts and contributions to family entities); (ii) to members of the transferring Member's immediate family (siblings, spouse, parents, or children); or (iii) a distribution from a qualified retirement plan or an individual retirement account.

          Notice to the Fund of any proposed transfer must include evidence satisfactory to the Board of Managers that the proposed transferee, at the time of transfer, meets any requirements imposed by the Fund with respect to investor eligibility and suitability. See "ELIGIBLE INVESTORS." Notice of a proposed transfer of an Interest must also be accompanied by a properly completed and executed Subscription Agreement in respect of the proposed transferee. In connection with any request to transfer an Interest (or portion of an Interest), the Fund may require the Member requesting the transfer to obtain, at the Member's expense, an opinion of counsel selected by the Fund as to such matters as the Fund may reasonably request. The Board of Managers generally will not consent to a transfer of an Interest by a Member (i) unless such transfer is to a single transferee, or (ii) if, after the transfer of the Interest, the balance of the capital account of each of the transferee and transferor is less than $5 million. Each transferring Member and transferee may be charged reasonable expenses, including, but not limited to, attorneys' and accountants' fees, incurred by the Fund in connection with the transfer.

          Any transferee acquiring an Interest or a portion of an Interest by operation of law in connection with the death, divorce, bankruptcy, insolvency, or adjudicated incompetence of the Member, will be entitled to the allocations and distributions allocable to the Interest or a portion of the Interest so acquired, to transfer the Interest or a portion of the Interest in accordance with the terms of the LLC Agreement and to tender the Interest or a portion of the Interest for repurchase by the Fund, but will not be entitled to the other rights of a Member unless and until the transferee becomes a substituted Member as specified in the LLC Agreement. If a Member transfers an Interest with the approval of the Board of Managers, the Fund shall as promptly as practicable take all necessary actions so that each transferee or successor to whom the Interest is transferred is admitted to the Fund as a Member.

          By subscribing for an Interest, each Member agrees to indemnify and hold harmless the Fund, the Board of Managers, the Adviser, and each other Member, and any affiliate of the foregoing against all losses, claims, damages, liabilities, costs, and expenses (including legal or other expenses incurred in investigating or defending against any losses, claims, damages, liabilities, costs, and expenses or any judgments, fines, and amounts paid in settlement), joint or several, to which such persons may become subject by reason of or arising from any transfer made by that Member in violation of the LLC Agreement or any misrepresentation made by that Member in connection with any such transfer.

                 CALCULATION OF NET ASSET VALUE; VALUATION

          The Fund will calculate its net asset value as of the close of business on the last business day of each calendar month and the last day of each accounting period (as defined under "CAPITAL ACCOUNTS AND ALLOCATIONS--Capital Accounts"). In determining its net asset value, the Fund will value its investments as of such month-end or as of the end of such accounting period, as applicable. The net asset value of the Fund will equal the value of the total assets of the Fund, less all of its liabilities, including accrued fees and expenses, each determined as of the date the Fund's net asset value is calculated.

          The Valuation Committee will oversee the valuation of the Fund's investments, including the Fund's investments in Investment Funds, on behalf of the Fund. See "BOARD OF MANAGERS AND OFFICERS--Committees of the Board of Managers--Valuation Committee" in the Fund's SAI. The Board of Managers has approved procedures pursuant to which the Fund will value its investments in Investment Funds at fair value. In accordance with these procedures, fair value as of each month-end or as of the end of each accounting period, as applicable, ordinarily will be the value determined as of such date by each Investment Fund in accordance with the Investment Fund's valuation policies and reported at the time of the Fund's valuation. As a general matter, the fair value of the Fund's interest in an Investment Fund will represent the amount that the Fund could reasonably expect to receive from an Investment Fund if the Fund's interest was redeemed at the time of valuation, based on information reasonably available at the time the valuation is made and that the Fund believes to be reliable. In the event that an Investment Fund does not report a month-end value to the Fund on a timely basis, the Fund will determine the fair value of such Investment Fund based on the most recent final or estimated value reported by the Investment Fund, as well as any other relevant information available at the time the Fund values its portfolio. Using the nomenclature of the hedge fund industry, any values reported as "estimated" or "final" values are expected to reasonably reflect market values of securities for which market quotations are available or fair value as of the Fund's valuation date.

          Prior to investing in any Investment Fund, the Adviser will conduct a due diligence review of the valuation methodologies utilized by the Investment Fund, which as a general matter will utilize market values when available, and otherwise will utilize principles of fair value that the Adviser reasonably believes to be consistent, in all material respects, with those used by the Master Fund in valuing its own investments. Although the procedures approved by the Board of Managers provide that the Valuation Committee will review the valuations provided by the Investment Managers to the Investment Funds, none of the Valuation Committee, the Board of Managers or the Adviser will be able to confirm independently the accuracy of valuations provided by such Investment Managers (which are unaudited).

          The Fund's valuation procedures require the Adviser to consider all relevant information reasonably available at the time the Fund values its portfolio. The Adviser and/or the Valuation Committee will consider such information, and may conclude in certain circumstances that the information provided by the Investment Manager does not represent the fair value of the Fund's interests in the Investment Fund. Although redemptions of interests in Investment Funds are subject to advance notice requirements, Investment Funds will typically make available net asset value information to holders which will represent the price at which, even in the absence of redemption activity, the Investment Fund would have effected a redemption if any such requests had been timely made or if, in accordance with the terms of the Investment Fund's governing documents, it would be necessary to effect a mandatory redemption. Following procedures adopted by the Board of Managers, the Valuation Committee will consider whether it is appropriate, in light of all relevant circumstances, to value such interests at the net asset value as reported by the Investment Manager at the time of valuation, or whether to adjust such value to reflect a premium or discount to net asset value. In accordance with U.S. generally accepted accounting principles and industry practice, the Fund may not always apply a discount in cases where there is no contemporaneous redemption activity in a particular Investment Fund. In other cases, as when an Investment Fund imposes extraordinary restrictions on redemptions, when other extraordinary circumstances exist, or when there have been no recent transactions in Investment Fund interests, the Fund may determine that it is appropriate to apply a discount to the net asset value of the Investment Fund. Any such decision will be made in good faith, and subject to the review and supervision of the Board of Managers.

          The valuations reported by the Investment Managers, upon which the Fund calculates its month-end net asset value and the net asset value of each Interest, may be subject to later adjustment or revision, based on information reasonably available at that time. For example, fiscal year-end net asset value calculations of the Investment Funds may be audited by their independent auditors and may be revised as a result of such audits. Other adjustments may occur from time to time. Because such adjustments or revisions, whether increasing or decreasing the net asset value of the Fund at the time they occur, relate to information available only at the time of the adjustment or revision, the adjustment or revision may not affect the amount of the repurchase proceeds of the Fund received by Members who had their Interests repurchased prior to such adjustments and received their repurchase proceeds, subject to the ability of the Fund to adjust or recoup the repurchase proceeds received by Members under certain circumstances as described in "REPURCHASES OF INTERESTS--Periodic Repurchases" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Reserves." As a result, to the extent that such subsequently adjusted valuations from the Investment Managers or revisions to the net asset value of an Investment Fund adversely affect the Fund's net asset value, the outstanding Interests may be adversely affected by prior repurchases to the benefit of Members who had their Interests repurchased at a net asset value higher than the adjusted amount. Conversely, any increases in the net asset value resulting from such subsequently adjusted valuations may be entirely for the benefit of the outstanding Interests and to the detriment of Members who previously had their Interests repurchased at a net asset value lower than the adjusted amount. The same principles apply to the purchase of Interests. New Members may be affected in a similar way. See "GENERAL RISKS--The Fund's Net Asset Value Is and in the Future Will Be Based on Estimates of Valuations Provided by Third Party Investment Managers Which May Not Be Accurate or May Need to be Adjusted in the Future."

          The procedures approved by the Board of Managers provide that, where deemed appropriate by the Valuation Committee and consistent with the Investment Company Act, investments in Investment Funds may be valued at cost. Cost will be used only when cost is determined to best approximate the fair value of the particular security under consideration. For example, cost may not be appropriate when the Fund is aware of sales of similar securities to third parties at materially different prices or in other circumstances where cost may not approximate fair value (which could include situations where there are no sales to third parties). In such a situation, the Fund's investment will be revalued in a manner that the Valuation Committee, in accordance with procedures approved by the Board of Managers, determines in good faith best reflects approximate market value. The Board of Managers will be responsible for ensuring that the valuation procedures utilized by the Valuation Committee are fair to the Fund and consistent with applicable regulatory guidelines.

          To the extent the Fund holds securities or other instruments that are not investments in Investment Funds, the Fund will generally value such assets as described below. Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued at the last sale price or the official closing price on the exchange or system where such securities are principally traded for the business day as of which such value is being determined. If no sale or official closing price of particular securities are reported on a particular day, the securities will be valued at the closing bid price for securities held long, or the closing ask price for securities held short, or if a closing bid or ask price, as applicable, is not available, at either the exchange or system-defined closing price on the exchange or system in which such securities are principally traded. Over-the-counter securities not quoted on the Nasdaq Stock Market will be valued at the last sale price on the applicable valuation day or, if no sale occurs, at the last bid price, in the case of securities held long, or the last ask price, in the case of securities held short, at the time net asset value is determined. Equity securities for which no prices are obtained under the foregoing procedures, including those for which a pricing service supplies no exchange quotation or a quotation that is believed by the Adviser not to reflect the market value, will be valued at the bid price, in the case of securities held long, or the ask price, in the case of securities held short, supplied by one or more dealers making a market in those securities or one or more brokers, in accordance with the Fund's valuation procedures (the "Valuation Procedures").

          Fixed-income securities with a remaining maturity of 60 days or more for which accurate market quotations are readily available will normally be valued according to dealer-supplied bid quotations or bid quotations from a recognized pricing service (e.g., FT Interactive Data Corp., Merrill Lynch, J.J. Kenny, Lehman, Muller Data Corp., Bloomberg, Reuters or Standard & Poor's). Fixed-income securities for which market quotations are not readily available or are believed by the Adviser not to reflect market value will be valued based upon broker-supplied quotations in accordance with the Valuation Procedures, provided that if such quotations are unavailable or are believed by the Adviser not to reflect market value, such fixed-income securities will be valued at fair value in accordance with the Valuation Procedures, which may include the utilization of valuation models that take into account spread and daily yield changes on government securities in the appropriate market (e.g., matrix pricing). High quality investment grade debt securities (e.g., treasuries, commercial paper, etc.) with a remaining maturity of 60 days or less are valued by the Adviser at amortized cost, which the Board of Managers has determined to approximate fair value. All other instruments held by the Fund will be valued in accordance with the Valuation Procedures.

          If no price is obtained for a security in accordance with the foregoing, because either an external price is not readily available or such external price is believed by the Adviser not to reflect the market value, the Valuation Committee will make a determination in good faith of the fair value of the security in accordance with the Valuation Procedures. In general, fair value represents a good faith approximation of the current value of an asset and will be used when there is no public market or possibly no market at all for the asset. The fair values of one or more assets may not be the prices at which those assets are ultimately sold. In such circumstances, the Adviser, the Board of Managers and/or the Valuation Committee will reevaluate its fair value methodology to determine, what, if any, adjustments should be made to the methodology.

          Assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars using foreign exchange rates provided by a pricing service. Trading in foreign securities generally is completed, and the values of such securities are determined, prior to the close of securities markets in the United States. Foreign exchange rates are also determined prior to such close. On occasion, the values of securities and exchange rates may be affected by events occurring between the time as of which determination of such values or exchange rates are made and the time as of which the net asset value of the Fund is determined. When such events materially affect the values of securities held by the Fund or its liabilities, such securities and liabilities may be valued at fair value as determined in good faith in accordance with procedures approved by the Board of Managers.

          The Adviser and its affiliates act as investment advisers to other clients that may invest in securities for which no public market price exists. Valuation determinations by the Adviser or its affiliates for other clients may result in different values than those ascribed to the same security owned by the Fund. Consequently, the fees charged to the Fund may be different than those charged to other clients, since the method of calculating the fees takes the value of all assets, including assets carried at different valuations, into consideration.

          Expenses of the Fund, including the Investment Management Fee, are accrued on a monthly basis on the day net asset value is calculated and taken into account for the purpose of determining such net asset value.

          Prospective investors should be aware that situations involving uncertainties as to the value of portfolio positions could have an adverse effect on the Fund's net assets if the judgments of the Board of Managers, the Valuation Committee, or the Investment Managers regarding appropriate valuations should prove incorrect. Also, Investment Managers will generally only provide determinations of the net asset value of Investment Funds on a weekly or monthly basis, in which event it will not be possible to determine the net asset value of the Fund more frequently.

                      CAPITAL ACCOUNTS AND ALLOCATIONS

CAPITAL ACCOUNTS

          The Fund will maintain a separate capital account on its books for each Member. Each Member's capital account will have an opening balance equal to the Member's initial contribution to the capital of the Fund and thereafter, will be (i) increased by the amount of any additional capital contributions by such Member, (ii) decreased for any payments upon repurchase or in redemption of such Member's Interest or any distributions in respect of such Member, and (iii) increased or decreased by such Member's allocable share of the net profits or net losses of the Fund for each accounting period (as defined below). A Member's capital account will also be adjusted for any amounts debited against the Member's capital account as described below. The Fund may elect, in its sole discretion, to establish and maintain multiple capital accounts in respect of an investment in the Fund by a Member (including a Member that is a Feeder
Fund). In such case, capital contributions, distributions, redemptions and allocations of net profits and net losses will be determined separately for each such capital account as if it were held by a separate Member and each such separate capital account will be treated as a capital account for all purposes pursuant to this Private Placement Memorandum.

          Members' capital accounts are adjusted on the last day of each accounting period, other than for repurchases and capital contributions, which are debited and credited, respectively, to the Members' capital accounts as of the beginning of each accounting period. The initial accounting period begins upon the commencement of operations of the Fund. Each subsequent accounting period begins on the day after the last day of the preceding accounting period, and each accounting period (including the initial accounting period) ends on the first to occur of (1) the last day of each fiscal year of the Fund, (2) the last day of each taxable year of the Fund; (3) the day preceding the effective date on which a contribution of capital is made to the Fund; (4) the Valuation Date with respect to any repurchase of an Interest or portion of an Interest by the Fund, or the day preceding the effective date of any redemption of any Interest or portion of an Interest of any Member or the complete withdrawal by a Member; (5) the day preceding the day on which a substituted Member is admitted to the Fund; or (6) the effective date on which any amount is credited to or debited from the capital account of any Member other than an amount to be credited to or debited from the capital accounts of all Members in accordance with their respective investment percentages (as defined below). In addition, the final accounting period shall end on the date the Fund dissolves. An "investment percentage" for each capital account of a Member will be determined, as of the start of an accounting period, by dividing the balance of the Member's capital account by the sum of the balances of the capital accounts of all Members, as adjusted for any capital contributions and any repurchases of Interests as of the beginning of such accounting period.

ALLOCATION OF PROFIT AND LOSS

          Net profits or net losses of the Fund for each accounting period will be allocated among and credited to or debited against the capital accounts of all Members in accordance with the Members' respective investment percentages as of the start of such accounting period. Net profits or net losses will be measured as the net change in the value of the net assets of the Fund, including any net change in unrealized appreciation or depreciation of investments and realized income and gains or losses and expenses (including offering and organizational expenses) during an accounting period, adjusted to exclude any changes in the net assets that are attributable to any items to be allocated among the capital accounts of the Members other than in accordance with the Members' respective investment percentages.

ALLOCATION  OF  SPECIAL  ITEMS  --  CERTAIN  WITHHOLDING  TAXES  AND  OTHER
EXPENDITURES

          Withholding taxes or other tax obligations incurred by the Fund, directly or indirectly, that are attributable to any Member, as determined by the Fund, will be debited against the capital account of that Member as of the close of the accounting period during which the Fund paid or incurred those obligations, and any amounts then or thereafter distributable to the Member will be reduced by the amount of those taxes. If the amount of those taxes is greater than the distributable amounts, then the Member and any successor to the Member's Interest is required to pay upon demand to the Fund, as a contribution to the capital of the Fund, the amount of the excess. The Fund is not obligated to apply for or obtain a reduction of or exemption from withholding tax on behalf of any Member, although in the event that the Fund determines that a Member is eligible for a refund of any withholding tax, it may, at the request and expense of that Member, assist the Member in applying for the refund.

          Any expenditures payable by the Fund, directly or indirectly, and any other Fund items, to the extent paid or incurred or withheld, directly or indirectly, on behalf of, or by reason of particular circumstances applicable to, one or more but fewer than all of the Members, as determined by the Fund, will generally be charged to only those Members on whose behalf the expenditures or items are paid or incurred or whose circumstances gave rise to such expenditures or items. These charges or items will be debited to the capital accounts of the applicable Members as of the close of the accounting period during which the items were paid or accrued by the Fund.

RESERVES

          Appropriate reserves may be created, accrued, and charged against net assets and proportionately against the capital accounts of the Members for contingent liabilities as of the date the contingent liabilities become known to the Fund or the Board of Managers. Reserves will be in such amounts (subject to increase or reduction) that the Fund or the Board of Managers may deem necessary or appropriate. The amount of any reserve, or any increase or decrease therein, will be proportionately charged or credited, as appropriate, to the capital accounts of those investors who are Members at the time when such reserve is created, increased or decreased, as the case may be; provided, however, that if any such reserve, or any increase or decrease therein exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all such Members, the amount of such reserve, increase, or decrease shall instead be charged or credited to those investors who, as determined by the Board of Managers, were Members at the time of the act or omission giving rise to the contingent liability for which the reserve was established, increased or decreased in proportion to their capital accounts at that time and any such Member or former Member will be obligated to pay the amount of any such charge.

          If at any time an amount is paid or received by the Fund (other than contributions to the capital of the Fund, distribution or repurchases of Interests or portions thereof) that was not accrued or reserved for but would nevertheless, in accordance with the Fund's accounting practices, be treated as applicable to one or more prior accounting periods and such amount exceeds the lesser of $500,000 or 1% of the aggregate value of the capital accounts of all Members at the time of payment or receipt, then such amount will be proportionately charged or credited, as appropriate, to those parties who were Members during such prior accounting period or periods.

          Notwithstanding the foregoing (i) no former Member will be obligated to make a payment exceeding the amount of such Member's capital account at the time to which the charge relates, and (ii) no such demand will be made after the expiration of three years from the date on which such party ceased to be a Member. To the extent that a former Member fails to pay to the Fund, in full, any amount required to be charged to such former Member as described above, the deficiency will be charged proportionately to the capital accounts of the Members at the time of the act or omission giving rise to the charge to the extent feasible, and otherwise proportionately to the capital accounts of the current Members.

                         CERTAIN TAX CONSIDERATIONS

          The following summary describes certain significant U.S. federal income tax consequences of owning Interests to investors that are U.S. persons, i.e., a citizen or resident of the United States, a corporation or partnership created or organized in the United States or any state thereof, or an estate or trust, the income of which is includible in income for federal income tax purposes regardless of its source. This summary does not discuss all of the tax consequences that may be relevant to a particular investor, including an investor who holds an Interest as part of a hedging, straddle, conversion, constructive sale or other integrated transaction, or to certain investors (e.g., tax-exempt and foreign investors and insurance companies) subject to special treatment under the federal income tax laws. In addition, this summary does not address the special tax consequences that may be applicable to persons who hold interests in partnerships, grantor trusts and other pass-through entities that hold Interests.

          THIS SUMMARY IS NECESSARILY GENERAL, AND EACH PROSPECTIVE INVESTOR IS ADVISED TO CONSULT WITH ITS OWN TAX ADVISER WITH RESPECT TO THE U.S. FEDERAL, STATE AND LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP AND DISPOSAL OF INTERESTS.

          This summary is based on the Code as in effect on the date of this Private Placement Memorandum, the U.S. Treasury Regulations promulgated thereunder (the "Treasury Regulations"), rulings of the U.S. Internal Revenue Service (the "Service"), and court decisions in existence on the date hereof, all of which are subject to change, possibly with retroactive effect. The Fund has not sought a ruling from the Service or any other federal, state or local agency with respect to any of the tax issues affecting the Fund.

PARTNERSHIP STATUS OF FUND

          The Fund will receive an opinion of Fried, Frank, Harris, Shriver & Jacobson LLP, special legal counsel to the Fund, that based on the provisions of the Code and Treasury Regulations, as in effect on the date of the opinion, other current applicable authority, and certain representations of the Fund, the Fund will be treated as a partnership for federal income tax purposes and not as an association taxable as a corporation.

          Under Section 7704 of the Code, a "publicly traded partnership" is generally taxable as a corporation for federal income tax purposes. A publicly traded partnership is any partnership the interests of which are traded on an established securities market or which are "readily tradable on a secondary market (or the substantial equivalent thereof)." Under applicable Treasury Regulations, interests in a partnership are readily tradable on the substantial equivalent of a secondary market, if taking into account all facts and circumstances, the partners are readily able to buy, sell, exchange or redeem their interests in a manner that is economically comparable to trading on an established securities market. The applicable Treasury Regulations further provide that interests in a partnership are readily tradable on a secondary market or the substantial equivalent thereof if (i) interests in the partnership are regularly quoted by any person, such as a broker or dealer making a market in the interests,
(ii) any person regularly makes available to the public bid or offer quotes with respect to interests in the partnership and stands ready to effect buy or sell transactions at the quoted prices, (iii) interest holders in the partnership have a readily available, regular, and ongoing opportunity to sell or exchange their interests in the partnership through a public means of obtaining or providing information of offers to buy, sell or exchange interests in the partnership, or (iv) prospective buyers or sellers of interests in the partnership otherwise have an opportunity to buy or sell interests in a time frame and with the regularity and continuity that is comparable to the foregoing. A plan of redemptions, such as the Fund's plan to repurchase Interests, whereby holders of interests in a partnership have readily available, regular, and ongoing opportunities to dispose of their interests, can be substantially equivalent to a secondary market under these rules.

          Under the LLC Agreement, transfers of Interests by Members, other than repurchases by the Fund, are generally restricted to "private transfers" and other transfers that cannot cause the Fund to be a publicly traded partnership. The Treasury Regulations contain a safe harbor with respect to transfers pursuant to certain redemption plans. The Fund's plan to offer to repurchase Interests on at most two days per year, with a Valuation Date no earlier than 60 days after the Expiration Date, at a price equal to the value of the Interests (or portion thereof being repurchased) as of the Valuation Date, is considerably more limiting than the timing and pricing delay provisions of the redemption plan safe harbor. However, the Fund will not qualify for the redemption plan safe harbor in any year if more than 10% of the value of the Interests are transferred (exclusive of "private transfers") during that year. Because the Fund may offer to repurchase more than 10% of the value of the Interests in any year, the Fund may, in any year, fail to qualify for the redemption plan safe harbor.

          Notwithstanding that the Fund may not qualify for the redemption plan safe harbor (or any other safe harbor) in any taxable year, the Treasury Regulations specifically provide that the failure to qualify for a safe harbor is disregarded for purposes of determining whether Interests in the Fund are publicly traded under a facts and circumstances analysis, and the Fund's transfer restrictions and restricted redemption rights make the position of the Interest holders very different from the economic position that they would have been in if the Interests were traded on a securities market. Based on the foregoing and other relevant considerations, the Fund will receive an opinion, that under a facts and circumstances analysis, the Fund will not be treated as a publicly traded partnership.

          However, there is no case or ruling that holds that a partnership which has restricted redemption rights similar to those of the Fund is not a publicly traded partnership and the opinion of counsel described above will not be binding on the Service or the courts. If it were determined that the Fund was a publicly traded partnership taxable as a corporation, the taxable income of the Fund from and after the time it became a publicly traded partnership would be subject to corporate federal income tax (as well as state and local taxes) when recognized by the Fund. Moreover, distributions of such income, other than in certain redemptions of Interests, would be treated as dividend income when received by the Members to the extent of the Fund's current or accumulated earnings and profits; and Members would not be entitled to report profits or losses recognized by the Fund.

STATUS OF INVESTMENT FUNDS

          The Fund generally intends to invest in Investment Funds that are treated as partnerships. However, the Fund may invest from time to time in Investment Funds that are treated as corporations.

TAXATION OF THE FUND AND INVESTMENT FUNDS

          The Fund and the entities in which the Fund invests that are treated as partnerships for federal income income tax purposes will not be subject to federal income tax, although they each will file an annual partnership information return with the Service which will report the results of its operations. The Fund's income will include its allocable share of the income, gain, loss, deduction and credit of its partnership investments. References below to positions held or transactions effected by the Fund include the Fund's interests in managed accounts and its allocable interest in positions held and transactions effected by the partnerships in which the Fund invests.

          Investment Funds that are classified as corporations for federal income tax purposes and are organized in foreign jurisdictions will be subject to federal income tax on their net income that is effectively connected with a U.S. trade or business and U.S. withholding tax on certain non-effectively connected U.S. source income. In general, the Fund will recognize taxable gain or loss when it disposes of stock in such a corporate Investment Fund. Moreover, such a corporate Investment Fund will likely be treated as a "passive foreign investment company," in which case, each Member will be required to pay tax at ordinary income rates (as determined under Section 1291 of the Code) on its allocable share of any gain recognized on the sale of its indirect interest in the Investment Fund, plus a deemed interest charge (treated as an addition to tax) to reflect the deferral of income over the term for which the stock was held. The deferred tax charge will not apply if the Fund elects to recognize its allocable share of the corporate Investment Fund's income and gain annually. The Fund generally intends to make such an election when and to the extent available, but no assurances can be given that such election will be available or that, if available the Fund will make such election.

TAXATION OF MEMBERS

          Each Member will be required to report on its federal income tax return, and will be taxed upon, its allocable share of each item of the Fund's income, gain, loss, deduction and credit for each taxable year of the Fund ending with or within the Member's taxable year. See "--Allocations of Income, Gain, Loss and Deduction" below. Each item generally will have the same character and source (either U.S. or foreign), as though the Member realized the item directly. Members must report these items regardless of the extent to which, or whether, they receive cash distributions from the Fund for such taxable year. Moreover, investments in certain securities, such as original issue discount obligations, market discount obligations, Section 1256 Contracts (as defined below), preferred stock with redemption or repayment premiums, or stock of certain types of foreign corporations, such as a "controlled foreign corporation," "foreign personal holding company" or "passive foreign investment company," could cause the Fund, and consequently the Members, to recognize taxable income without the Fund or the Members receiving any related cash distribution. See "--Tax Treatment of Fund Investments--In General" and "--Tax Treatment of Fund Investments--'Phantom Income' from Investments" below. An investment in a "passive foreign investment company" could also, in the absence of a specific election, cause a Member to pay a deferred tax and interest charge on income and gain that is treated as having been deferred. In addition, because the net profits or net losses of the Fund that are allocated to a Member's capital account reflect both gain and loss realized for federal income tax purposes and the unrealized appreciation and depreciation of investments, a Member's share of the taxable income of the Fund in any year may be more or less than the amount of net profits or net losses allocated to the Member's capital account for that year.

          FOR THE REASONS DESCRIBED ABOVE AND BECAUSE, AMONG OTHER THINGS, THE FUND IS NOT GENERALLY OBLIGATED, AND DOES NOT INTEND, TO MAKE DISTRIBUTIONS, MEMBERS MAY RECOGNIZE SUBSTANTIAL AMOUNTS OF TAXABLE INCOME IN EACH YEAR, THE TAXES ON WHICH ARE FAR IN EXCESS OF ANY DISTRIBUTIONS FROM THE FUND.

          Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable after receipt of the necessary information from the Investment Funds. However, in the likely event that the Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. MEMBERS SHOULD THEREFORE EXPECT TO OBTAIN EXTENSIONS OF THE FILING DATES FOR THEIR INCOME TAX RETURNS AT THE FEDERAL, STATE AND LOCAL LEVEL.

          The Code generally allows certain partnerships with 100 or more partners to elect to have a special set of rules and procedures apply that are intended to simplify the calculation and reporting of certain partnership items. The Fund does not intend to make this election if it becomes available, but it reserves the right, in its sole discretion, to make the election if it determines that the election would be in the best interests of the Members. In certain cases, it is possible that the election would have an adverse effect on the Members.

TAX-EXEMPT INVESTORS

          Because the Fund and the Investment Funds may incur debt in connection with the purchase of securities, futures and other investments, the Fund may generate income that is taxable as unrelated business taxable income ("UBTI") to tax-exempt investors who invest directly in the Fund, or indirectly through a partnership or other pass-through entity. In addition, a tax-exempt investor may recognize UBTI if it incurs indebtedness to finance its investment in the Fund, and it is possible that certain investments by the Fund may result in UBTI, even if such investments are not debt financed.

          An individual retirement account may be required to pay income taxes, make estimated income tax payments, and file an income tax return for any taxable year in which it has UBTI. To file an income tax return, an individual retirement account may need to obtain a taxpayer identification number. The Fund is not designed for investment by charitable remainder trusts ("CRUTs") and, therefore, an investment in the Fund will not be appropriate for CRUTs. A title-holding company will not be exempt from tax if it has certain types of UBTI, and the charitable contribution deduction for charitable lead trusts and other trusts under Section 642(c) of the Code may be limited for any year in which the trusts have UBTI. Additional tax considerations may also be applicable to private foundations and private operating foundations.

          Prospective investors that are individual retirement accounts, title holding companies, private foundations, and private operating foundations, as well as any other tax-exempt investors, should consult their own tax advisers with respect to the tax consequences of investing in, and receiving UBTI from, the Fund.

DISTRIBUTIONS TO A WITHDRAWING MEMBER

In General

          Subject to Section 751 of the Code (as discussed below), distributions to a Member by the Fund, other than in liquidation of the Member's Interest in the Fund, will not result in the recognition of gain or loss by such Member, except that gain will be recognized to the extent that cash distributed exceeds the Member's adjusted tax basis for its Interest in the Fund. Any such gain recognized will generally be treated as capital gain.

          On the complete liquidation of a Member's Interest in the Fund, a Member that receives only cash will recognize gain or loss equal to the difference between the amount of cash received and such Member's adjusted tax basis for its Interest in the Fund. If a Member receives cash and other property, or only other property, it will not recognize loss but will recognize gain to the extent that the amount of cash received exceeds the adjusted tax basis of its Interest in the Fund. Any gain or loss recognized will generally be treated as capital gain or loss.

          Under Section 751 of the Code, if a Member withdraws any amount of its capital account, a portion of the cash or other property received in the withdrawal will generally be considered received in exchange for the Member's allocable share of the "unrealized receivables" (as defined under Section 751(c) of the Code) of the Fund and the Member will generally recognize ordinary income or loss equal to the Member's share (with respect to the interest withdrawn) of any appreciation or depreciation (measured by the difference in fair market value and tax basis) in respect of such unrealized receivables. For these purposes, accrued but untaxed market discount, if any, on debt securities held by the Fund will be treated as an unrealized receivable.

          The LLC Agreement provides that the Fund may, in its sole discretion, specially allocate items of Fund income and gain or loss and deduction (including short-term capital gain or loss) for a taxable year to a Member who has fully withdrawn its Interest in the taxable year or who will fully withdraw its Interest as of the first day of the next taxable year, to the extent its book capital account does not equal its adjusted tax basis in its Interest at the time of the withdrawal, in the Fund's sole discretion, without taking into account any adjustment to the tax basis of the Interest resulting from any transfer prior to such withdrawal. Such a special allocation is intended to equalize a completely withdrawing Member's economic and tax basis in its Interest, and may result in the Member recognizing additional income and gain or loss and deduction (including short-term capital gain or loss) in the Member's last taxable year in the Fund, or the taxable year immediately preceding the Member's last taxable year in the Fund, in the case of a Member who withdraws as of the first day of a taxable year, thereby reducing the amount of capital gain or capital loss recognized by the Member on such withdrawal.

Distributions of Property

          A partner's receipt of a distribution of property from a partnership is generally not taxable. However, under Section 731 of the Code, a distribution consisting of marketable securities generally is treated as a distribution of cash (rather than property) unless the distributing partnership is an "investment partnership" and the recipient is an "eligible partner" within the meaning of Section 731(c) of the Code. The Fund will determine at the appropriate time whether it qualifies as an "investment partnership." Assuming it so qualifies, if a Member is an "eligible partner," which term should include a Member whose contributions to the Fund consisted solely of cash, the recharacterization rule described above would not apply.

ALLOCATIONS OF INCOME, GAIN, LOSS AND DEDUCTION

          Under the LLC Agreement, the net profits or net losses of the Fund for each accounting period are allocated among the Members and to their capital accounts without regard to the amount of income or loss actually recognized by the Fund for federal income tax purposes. The LLC Agreement provides that items of taxable income, deduction, gain, loss or credit actually recognized by the Fund for federal income tax purposes for each taxable year generally are to be allocated for federal income tax purposes among the Members pursuant to the principles of Treasury Regulations issued under Sections 704(b) and 704(c) of the Code, to reflect equitably the amounts of net profits or net losses of the Fund allocated to each Member's capital account for the current and prior taxable years.

          As discussed above, the Fund may, in its sole discretion, specially allocate items of Fund taxable income and gain or loss and deduction for a taxable year to a Member who has fully withdrawn its Interest in the taxable year or who will fully withdraw its Interest as of the first day of the next taxable year, to the extent its book capital account is not equal to its adjusted tax basis in its Interest at the time of the redemption. If the Fund specially allocates items of Fund taxable loss and deduction to a withdrawing Member, the Fund's taxable income and gain allocable to the remaining Members will be increased. There can be no assurance that, if the Fund makes such special allocations, the Service will accept such allocations. If such allocations are successfully challenged by the Service, the Fund's items of income and gain or loss and deduction allocable to the remaining Members will be increased. If the Fund does not specially allocate items of Fund taxable income and gain to a withdrawing Member, the Fund's income and gain allocable to the remaining Members will be increased.

TAX TREATMENT OF FUND INVESTMENTS

In General

          Subject to the treatment of certain transactions and the mark-to-market election described below, the Fund expects that its gains and losses from securities transactions typically will be capital gains and capital losses. These capital gains and losses may be long-term or short-term depending, in general, upon the length of time a particular investment position was held and, in some cases, upon the nature of the transaction. The application of certain rules relating to short sales, to so-called "straddle" and "wash sale" transactions and to certain futures contracts, certain foreign currency forward contracts and certain option contracts may serve to alter the manner in which the holding period for a security is determined or may otherwise affect the characterization as short-term or long-term, and also the timing of the recognition of certain gains or losses. Moreover, the straddle rules and short sale rules may require the capitalization of certain related expenses.

          In view of the flexibility afforded to the Fund, turnover of the Fund's investments may be greater than that of other similar investment vehicles. As a consequence, the Members may recognize greater amounts of gains in any given taxable year which, in the case of non-corporate Members, may constitute short-term capital gains subject to tax at ordinary income tax rates. Moreover, the Fund may make investments through the use of derivative contracts such as swaps that may involve payments that would give rise to ordinary income or expense rather than be taken into account in computing gains and losses. In respect of any such expenses, see "--Deductibility of Fund Investment Expenditures" below.

          Additionally, the Fund will recognize ordinary income from accruals of interest and dividends on securities. The Fund may hold debt obligations with "original issue discount." In such case, the Fund would be required to include amounts in taxable income on a current basis even though receipt of such amounts occurred in a subsequent year. The Fund may also acquire debt obligations with "market discount." Upon disposition of a market discount obligation, the Fund generally would be required to treat gain recognized as interest income to the extent of the market discount which accrued during the period the debt obligation was held by the Fund or, alternatively, if a certain election is made, market discount generally would be included in income currently, as interest income, as the market discount accrues during such period. The Fund may recognize ordinary income or loss with respect to its investments in partnerships engaged in a trade or business. Gain and loss on foreign currencies and on debt instruments, receivables and liabilities that are denominated in a foreign currency and that result from fluctuations in exchange rates, will also generally constitute ordinary income and loss. Moreover, gain recognized from certain "conversion transactions" will be treated as ordinary income. Under Section 1256 of the Code, certain futures contracts, certain foreign currency forward contracts and certain option contracts ("Section 1256 Contracts") must be marked to market annually, and any gain or loss thereon, generally, is characterized as short-term capital gain or loss to the extent of 40% thereof and as long-term capital gain or loss to the extent of 60% thereof.

 "Phantom Income" from Investments

          Pursuant to various "anti-deferral" provisions of the Code (the "controlled foreign corporation," "passive foreign investment company" and "foreign personal holding company" provisions), investments (if any) by the Fund in certain foreign corporations may cause a Member to (i) recognize income and gain prior to the Fund's receipt of distributable proceeds, (ii) pay a deferred tax and interest charge on income and gain that are deemed as having been deferred or (iii) recognize ordinary income that, but for the "anti-deferral" provisions, would have been treated as long-term or short-term capital gain.

Mark-to-Market Accounting Election

          Each of the Fund and the Investment Funds generally may, in its sole discretion, elect for federal income tax purposes to use the mark-to-market accounting method for the securities and commodities which it holds as a trader. Under the mark-to-market accounting method, an electing fund would mark the value of each of these securities and commodities to its fair market value at the end of each taxable year and would recognize gain or loss as if it had sold each of these securities and commodities for an amount equal to its fair market value at such time. Moreover, gain or loss recognized by an electing fund as a result of marking to market these securities and commodities, as well as a result of any dispositions of these securities and commodities, would be treated as ordinary income or loss, rather than capital gain or loss.

DEDUCTIBILITY OF FUND INVESTMENT EXPENDITURES

          Subject to certain exceptions, all miscellaneous itemized deductions, as defined by the Code, of an individual taxpayer, and certain of such deductions of an estate or trust, including in each case a partner's allocable share of any such deductions with respect to expenses incurred by a partnership, are deductible only to the extent that such deductions exceed 2% of the taxpayer's adjusted gross income. Moreover, expenses which are miscellaneous itemized deductions are not deductible by a non-corporate taxpayer in calculating its alternative minimum tax liability. The foregoing limitations on deductibility do not apply to deductions attributable to a trade or business. The trading of stocks or securities is generally considered engaging in a trade or business for this purpose while investing in stocks or securities is generally not so considered.

          At the end of each taxable year, the Fund will determine the extent to which its expenses are attributable to a trade or business or are miscellaneous itemized deductions. The manager or other authorized person of each Investment Fund classified as a partnership for federal income tax purposes will make this determination for such Investment Fund. There can be no assurance that the Service will agree with such determinations.

          Operating expenses of the Fund, including the Investment Management Fee and any other amounts treated as compensation paid to the Adviser, as well as certain investment expenses of the Fund, including amounts paid in respect of certain swaps and other derivative contracts, to the extent not attributable to a trade or business, may be treated as miscellaneous itemized deductions subject to the foregoing rules or may be required to be capitalized. Moreover, syndication expenses of the Fund (including expenses attributable to the issuing and marketing of Interests), which are required to be capitalized for U.S. federal income tax purposes, are not amortizable for tax purposes.

          No deduction is allowed for any sales charge paid by a Member to acquire an Interest; instead, any such fees will be included in the Member's adjusted tax basis for its Interest.

          Under Section 163(d) of the Code, "investment interest" expense of a non-corporate taxpayer (including in the case of a partner its allocable share of any such expense incurred by a partnership) is deductible only to the extent of such taxpayer's "net investment income" (including in the case of a partner its allocable share of any net investment income of a partnership). For this purpose, net investment income does not include any long-term capital gain and dividends taxable at capital gain rates unless the Member elects to pay tax on such amounts at ordinary income tax rates. Interest expense incurred by the Fund should constitute "investment interest" and accordingly may be subject to the foregoing limitation.

LOSSES

          A Member may deduct its allocable share of the Fund's losses only to the extent of such Member's adjusted tax basis for its Interest in the Fund. Under current law, the deduction of capital losses is limited to the extent of capital gains in the case of a corporation and to the extent of capital gains plus $3,000 in the case of an individual.

APPLICATION OF RULES FOR INCOME AND LOSSES FROM PASSIVE ACTIVITIES

          The Code restricts the deductibility of losses from a "passive activity" against certain income which is not derived from a passive activity. This restriction applies to individuals, personal service corporations and certain closely held corporations. Pursuant to temporary Treasury Regulations issued by the Treasury Department, income or loss from securities and commodities trading (including trading in foreign currencies) or investing activity generally will not constitute income or loss from a passive activity. Therefore, passive losses from other sources generally could not be deducted against a Member's share of such income and gain.

TAX ELECTIONS; RETURNS; AUDITS

          The Code provides for optional adjustments to the basis of partnership property upon distributions of partnership property (including cash) to a partner and  transfers of  partnership  Interests  (including by reason of death) provided that a partnership election has been made pursuant to Section 754. The Fund, in its sole discretion, may make such an election. Any such election, once made, cannot be revoked without the
Service's consent. As a result of the complexity and added expense of the tax accounting required to implement such an election, the Fund presently does not intend to make such election. As a result of recently enacted legislation, these optional basis adjustments are mandatory upon distributions of partnership property and transfers of partnership interests under certain circumstances. The Fund may incur additional expenses for the reasons discussed above as a result of making any mandatory basis adjustments.

          The Fund decides how to report the tax items on its information returns, and all Members are required under the Code to treat the items consistently on their own returns, unless they file a statement with the Service disclosing the inconsistency. In the event the income tax returns of the Fund are audited by the Service, the tax treatment of the Fund's income and deductions generally is determined at the Fund level in a single proceeding rather than by individual audits of the Members. The Adviser, who is designated as the "Tax Matters Partner," has considerable authority to make decisions affecting the tax treatment and procedural rights of all Members. In addition, the Tax Matters Partner has the authority to bind certain Members to settlement agreements and the right on behalf of all Members to extend the statute of limitations relating to the Members' tax liabilities with respect to Fund items.

TAX RETURN DISCLOSURE AND INVESTOR LIST REQUIREMENTS

          Treasury Regulations directed at tax shelter activity require persons filing U.S. federal income tax returns to disclose certain information on IRS Form 8886 if they participate in a "reportable transaction." A transaction will be a "reportable transaction" if it is described in any of several categories of transactions, which include transactions that result in the incurrence of a loss or losses exceeding certain thresholds, that result in the existence of significant book-tax differences or that, in certain circumstances, are offered under conditions of confidentiality. The Service has issued Revenue Procedures that may exempt many of the Fund's transactions from the loss and book-tax difference categories of reportable transactions. Nevertheless, Members may have disclosure obligations with respect to their indirect participation in reportable transactions through their investment in the Fund, particularly in respect of losses on certain foreign currency transactions. The Fund shall use reasonable efforts to provide any information needed by a Member to satisfy such disclosure obligations. In addition, a Member may have disclosure obligations with respect to its Interest in the Fund if the Member engages in a reportable transaction with respect to its Interest in the Fund. Members should consult with their own tax advisors concerning such possible disclosure obligations. Moreover, Members should be aware that if the Fund engages in any "reportable transactions," the Fund itself would be obligated to disclose these transactions to the Service, and the Fund's advisers might be required to also disclose these transactions to the Service and to provide a list of investors to the Service if the Service so requests. Recently enacted legislation imposes significant penalties for failure to comply with these disclosure requirements.

STATE AND LOCAL TAXES

          Prospective investors should also consider the potential state and local tax consequences of an investment in the Fund. In addition to being taxed in its own state or locality of residence, a Member may be subject to tax return filing obligations and income, franchise and other taxes in jurisdictions in which the Fund or the Investment Funds that are treated as partnerships operate. The Fund may be required to withhold state and local taxes on behalf of the Members. Any amount withheld generally will be treated as a distribution to each particular Member. However, an individual Member may be entitled to claim a credit on his or her resident state income tax return for the income taxes paid to the nonresident jurisdictions. Further, the Fund and the Investment Funds may be subject to state and/or local taxes.

NEW JERSEY TAXES

          The Adviser has a place of business and office in Princeton, New Jersey. Ernst & Young LLP has provided the Fund the following advice concerning New Jersey's tax treatment of the Fund and the Members.

The Fund

          In general, an entity that is classified as a partnership for federal income tax purposes is subject to New Jersey tax on its income from New Jersey sources that is allocable to its partners that are nonresident corporations (excluding tax-exempt corporations), partnerships, individuals, estates and trusts. The tax is imposed at a rate of 6.37% with respect to New Jersey source income allocated to partners that are individuals, estates and trusts and 9% with respect to New Jersey source income allocated to partners that are partnerships and corporations. The tax is allocated to the partners and the partners are able to claim credit for this tax when computing their New Jersey tax liability.

          A qualified investment partnership is not subject to New Jersey income tax. A qualified investment partnership is a partnership that derives at least 90% of its gross income from the purchase and sale of securities or commodities and is not a "dealer" in securities within the meaning of Section 1236 of the Code. In addition, a qualified investment partnership must have at least 11 partners and no single partner may own more than a 50% interest in the partnership. If the Fund is classified as a qualified investment partnership under the New Jersey Tax Law, it would not be subject to tax in New Jersey. If, as expected, the Fund is not a qualified investment partnership, the Fund will be subject to New Jersey income tax on its New Jersey source income. However, the Fund will not be subject to tax on the New Jersey source income allocated to a partner that certifies that it is subject to tax in New Jersey.

          In addition to the income tax discussed above, New Jersey imposes an annual filing fee on partnerships with New Jersey source income. The filing fee does not apply to a partnership with less than three partners. The amount of the fee is $150 per partner up to a maximum amount of $250,000. For each partner not present in New Jersey, the fee will be prorated based on the portion of the Fund's activities in New Jersey. As the Adviser will have operations in New Jersey and the Fund may invest in Investment Funds treated as partnerships that generate New Jersey source income, the filing fee may be imposed on the Fund if it has more than two partners. The filing fee may also be imposed on any Investment Fund that has operations in New Jersey.

The Members

          Members who are individuals and are residents of New Jersey will be subject to tax on their distributive share of the Fund's income. Members who are individuals and are nonresidents of New Jersey will not be subject to New Jersey tax if the activities of the Fund and the Investment Funds are restricted to the purchase, holding and sale of securities for its own account.

          As a result of recent amendments to the New Jersey Tax Law, taxpayers include every corporation that derives income from sources in New Jersey. Therefore, a corporate Member may be subject to New Jersey tax as a result of owning an Interest in the Fund.

POTENTIAL INVESTORS SHOULD CONSULT THEIR OWN TAX ADVISERS REGARDING THE STATE AND LOCAL TAX CONSEQUENCES OF AN INVESTMENT IN THE FUND.

FOREIGN TAXATION

          In general, the manner in which the Fund and its income will be subject to taxation in the various countries in which it conducts investment activities will depend on whether the Fund is treated as having a trade or business in the particular country. Although the Fund will endeavor, to the extent consistent with achieving its management and investment objectives, to minimize the risk that it is treated as engaged in a trade or business in a particular country that might result in significant taxation, no assurance can be provided in this regard.

          It is possible that certain amounts received from sources within foreign countries will be subject to withholding taxes imposed by such countries. In addition, the Fund may also be subject to other withholding and capital gains, stamp duty or other taxes in some of the foreign countries where it purchases and sells securities and other instruments. Tax treaties between certain countries and the United States, if applicable, may reduce or eliminate such taxes. However, in certain circumstances, it may not be administratively feasible to claim such benefits and the Board of Managers shall have sole discretion as to whether the Fund will apply for benefits on behalf of itself or the Members under any tax treaty. It is impossible to predict the rate of foreign tax the Fund will pay in advance because the amount of the Fund's assets to be invested in various countries, and the ability of the Fund to reduce such taxes, is not known.

          The Members will be informed by the Fund as to their proportionate share of the foreign taxes paid by the Fund, which they will be required to include in their income. The Members generally will be entitled to claim either a credit (subject, however, to various limitations on foreign tax credits) or, if they itemize their deductions, a deduction (subject to the limitations generally applicable to deductions) for their share of such foreign taxes in computing their federal income taxes.

          THE TAX AND OTHER MATTERS DESCRIBED IN THIS PRIVATE PLACEMENT MEMORANDUM DO NOT CONSTITUTE, AND SHOULD NOT BE CONSIDERED AS, LEGAL OR TAX ADVICE TO PROSPECTIVE INVESTORS.

                            ERISA CONSIDERATIONS

          The U.S. Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the Code impose certain requirements on employee benefit plans to which ERISA applies, certain other plans (such as individual retirement accounts and Keogh plans) that, although not subject to ERISA, are subject to certain similar rules of the Code (such employee benefit plans subject to ERISA and such other plans, collectively, "Plans") and those persons who are fiduciaries with respect to such Plans. In accordance with ERISA's general fiduciary standards, before investing in the Fund, a Plan fiduciary should determine whether such an investment is permitted under the governing Plan instruments and is appropriate for the Plan in view of its overall investment policy and the composition and diversification of its portfolio. Moreover, ERISA and the Code require that certain reporting and disclosure be made with respect to Plan assets, that Plan assets be held in trust, and that the indicia of ownership of Plan assets be maintained within the jurisdiction of district courts of the United States. Thus, a Plan fiduciary considering an investment in the Fund should consult with its legal counsel concerning all the legal implications of investing in the Fund, especially the issues discussed in the following paragraphs. In addition, a Plan fiduciary should consider whether an investment in the Fund will result in any UBTI to the Plan. See "CERTAIN TAX CONSIDERATIONS."

          Unless  statutory or  administrative  exemptions  are  available,
Section 406 of ERISA and Section 4975 of the Code prohibit a broad range of transactions involving Plan assets and persons who have certain specified relationships to a Plan ("parties in interest" within the meaning of ERISA and "disqualified persons" within the meaning of the Code) and impose additional prohibitions on parties in interest and disqualified persons who are Plan fiduciaries. These prohibitions also apply with respect to any entity whose assets consist of Plan assets by reason of Plans' investment in the entity. Certain prospective Plan investors may currently maintain relationships with the Adviser and/or other entities that are affiliated with the Fund, and, as a result, one or more of such entities may be deemed to be a "party in interest" or "disqualified person" with respect to (including a fiduciary of) any such prospective Plan investor.

          Because the Fund will be registered as an investment company under the Investment Company Act, the assets of the Fund will not be deemed to constitute Plan assets.

          The availability of a prohibited transaction exemption issued by the U.S. Department of Labor to a transaction involving the Fund does not necessarily mean that all related requirements of ERISA or the Code are met with respect to the Fund and its operations or the Adviser and its functions.

          Employee benefit plans that are governmental plans (as defined in Section 3(32) of ERISA) are not subject to requirements of ERISA and the Code discussed above but may be subject to materially similar provisions of other applicable federal or state law or may be subject to other legal restrictions on their ability to invest in the Fund. Accordingly, any such governmental plans and the fiduciaries of such plans should consult with their legal counsel concerning all the legal implications of investing in the Fund.

          THE FUND'S SALE OF INTERESTS TO PLANS IS IN NO RESPECT A REPRESENTATION OR WARRANTY BY THE FUND, THE ADVISER OR ANY OF THEIR AFFILIATES (INCLUDING, WITHOUT LIMITATION, GOLDMAN, SACHS & CO.), OR BY ANY OTHER PERSON ASSOCIATED WITH THE SALE OF THE INTERESTS, THAT SUCH INVESTMENT BY PLANS MEETS ALL RELEVANT LEGAL REQUIREMENTS APPLICABLE TO PLANS GENERALLY OR TO ANY PARTICULAR PLAN, OR THAT SUCH INVESTMENT IS OTHERWISE APPROPRIATE FOR PLANS GENERALLY OR FOR ANY PARTICULAR PLAN.

          BY ITS PURCHASE OF THE INTERESTS BY A PLAN, EACH OF THE PLAN INTEREST HOLDERS WILL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (A) THE INVESTMENT BY SUCH PLAN INTEREST HOLDER IN THE FUND IS PRUDENT FOR THE PLAN (TAKING INTO ACCOUNT ANY APPLICABLE LIQUIDITY AND DIVERSIFICATION REQUIREMENTS OF ERISA), (B) THE INVESTMENT IN THE FUND IS PERMITTED UNDER ERISA, THE CODE, OTHER APPLICABLE LAW AND THE GOVERNING PLAN DOCUMENTS, (C) NEITHER THE ADVISER NOR ANY OF ITS AFFILIATES (INCLUDING, WITHOUT LIMITATION, GOLDMAN, SACHS & CO.) HAS ACTED AS A FIDUCIARY UNDER ERISA WITH RESPECT TO SUCH PURCHASE, (D) NO ADVICE PROVIDED BY THE ADVISER OR ANY OF ITS AFFILIATES (INCLUDING, WITHOUT LIMITATION, GOLDMAN, SACHS & CO.) HAS FORMED A PRIMARY BASIS FOR ANY INVESTMENT DECISION BY SUCH PLAN INTEREST HOLDER IN CONNECTION WITH SUCH PURCHASE AND (E) THE PURCHASE, HOLDING AND DISPOSITION OF THE INTEREST WILL NOT RESULT IN A PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR ANY MATERIALLY SIMILAR PROVISIONS OF OTHER LAW FOR WHICH AN EXEMPTION IS NOT AVAILABLE.

                             ELIGIBLE INVESTORS

          Each prospective investor will be required to complete, execute and deliver a Subscription Agreement in which, among other things, it represents and warrants that the Interest subscribed for is being acquired directly or indirectly for the account of an "accredited investor" as defined in Regulation D under the Securities Act and a "qualified client" within the meaning of Rule 205-3 under the Advisers Act. An "accredited investor" is, among other categories, (i) a natural person whose individual net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,000,000; (ii) a natural person who had an individual income in excess of $200,000 in each of the two most recent years (or joint income with that person's spouse in excess of $300,000 in each of those years) and has a reasonable expectation of reaching the same level of income in the current year; (iii) any organization described in Section 501(c)(3) of the Internal Revenue Code, corporation, business trust or partnership not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000; (iv) any trust with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a "sophisticated person" as described in Regulation D of the Securities Act; (v) any bank, as defined in Section 3(a)(2) of the Securities Act, broker dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934, as amended; or any investment company registered under the Investment Company Act. A "qualified client" is, among other categories, (i) a natural person or company (other than an investment company) that represents that it has a net worth (together, in the case of a natural person, with assets held jointly with a spouse) of more than $1,500,000; (ii) a person who has at least $750,000 under the Adviser's or its affiliates' management, including any amount invested in the Fund;
(iii) a person who is a "qualified purchaser" as defined by the Investment Company Act and the rules thereunder; and (iv) certain knowledgeable employees who participate in the Adviser's investment activities. In addition, Interests are generally being offered only to investors that are U.S. persons for U.S. federal income tax purposes. Investors who meet such qualifications are referred to in this Private Placement Memorandum as "Eligible Investors."

          Existing  Members  who wish to  request  to  purchase  additional
Interests will be required to qualify as "Eligible Investors" and to complete, execute and deliver an additional Subscription Agreement prior to the additional purchase. An investment in the Fund is not appropriate for certain types of tax-exempt entities, including CRUTs. Tax-exempt entities should consult with their tax advisers prior to making an investment in the Fund.

                            PURCHASING INTERESTS

PURCHASE TERMS

          The minimum initial investment in the Fund by any investor is $25 million, and the minimum additional investment in the Fund by any investor is $1 million. However, the Fund, in its sole discretion, may accept investments below these minimums.

          Subsequent to the Initial Closing, Interests will generally be offered for purchase as of the first day of each calendar month, except that Interests may be offered more or less frequently as determined by the Board of Managers in its sole discretion. The Board of Managers may also suspend or terminate offerings of Interests at any time.

          Except as otherwise permitted by the Board of Managers, initial and subsequent purchases of Interests will be payable in cash. Each initial or subsequent purchase of Interests will be payable in one installment which will generally be due prior to the proposed acceptance of the purchase. A prospective investor must submit a completed Subscription Agreement before the acceptance date set by the Fund. The Fund reserves the right, in its sole discretion, to reject any subscription to purchase Interests in the Fund at any time. Although the Fund may, in its sole discretion, elect to accept a subscription prior to receipt of cleared funds, an investor will not become a Member until cleared funds have been received.

          Pending the Initial Closing or the closing of any subsequent offering, funds received from prospective investors will be placed in an interest-bearing escrow account with SEI Investments Global Funds Services, the Fund's escrow agent. On the date of any closing, the balance in the escrow account with respect to each investor whose investment is accepted, including any interest earned by such investor, will be invested in the Fund on behalf of such investor.

THE PLACEMENT AGENT

          Goldman, Sachs & Co., located at 85 Broad Street, New York, New York 10004, acts as Placement Agent to the Fund pursuant to a placement agent agreement ("Placement Agent Agreement") between the Fund and the Placement Agent. The Placement Agent is an affiliate of the Adviser. The Placement Agent may receive compensation from the Adviser that represents a portion of the Investment Management Fee. The Placement Agent may enter into sub-placement agreements with affiliates and unaffiliated third parties. At the discretion of the Placement Agent, all or a portion of any placement agent fee that the Placement Agent receives from the Adviser may be allocated to such sub-placement agents.

          Neither the Placement Agent nor any other party is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the Initial Closing or any subsequent offering. In addition, the Placement Agent does not intend to make a market in the Interests.

          Pursuant to the Placement Agent Agreement, the Placement Agent is solely responsible for the costs and expenses incurred in connection with
(i) its qualification as a dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Interests. The Placement Agent Agreement also provides that the Fund will indemnify the Placement Agent and its affiliates and certain other persons against certain liabilities, including certain liabilities arising under the Securities Act.

          ADDITIONAL INFORMATION AND SUMMARY OF THE LLC AGREEMENT

          An investor in the Fund will be a Member of the Fund and his or her rights in the Fund will be established and governed by the LLC Agreement that is included as Appendix A to this Private Placement Memorandum. A prospective investor and his or her advisors should carefully review the LLC Agreement as each Member will agree to be bound by its terms and conditions. The following is a summary description of additional items and of select provisions of the LLC Agreement that may not be described elsewhere in this Private Placement Memorandum. The description of such items and provisions is not definitive and reference should be made to the complete text of the LLC Agreement.

MEMBERS; ADDITIONAL CLASSES OF INTERESTS

          Persons who purchase Interests will be Members of the Fund. In addition, to the extent permitted by the Investment Company Act, the Fund reserves the right to issue additional classes of Interests in the future subject to fees, charges, repurchase rights, and other characteristics different from those of the Interests offered in this Private Placement Memorandum.

LIABILITY OF MEMBERS

          Under Delaware law and the LLC Agreement, each Member will be liable for the debts and obligations of the Fund only to the extent of any contributions to the capital of the Fund (plus any accretions in value thereto prior to withdrawal) and a Member, in the sole discretion of the Board of Managers, may be obligated to return to the Fund amounts distributed to the Member, or the Board of Managers may reduce any amount payable by the Fund to a Member in respect of a redemption of an Interest, in accordance with the LLC Agreement in certain circumstances. See "REPURCHASES OF INTERESTS--Periodic Repurchases" and "CAPITAL ACCOUNTS AND ALLOCATIONS--Reserves."

LIMITATION OF LIABILITY; INDEMNIFICATION

          The LLC Agreement provides that the members and former members of the Board of Managers, officers and former officers of the Fund and the Adviser (including certain of its affiliates, among others) shall not be liable to the Fund or any of the Members for any loss or damage occasioned by any act or omission in the performance of their services as such in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of their office or as otherwise required by applicable law. The LLC Agreement also contains provisions for the indemnification, to the extent permitted by law, of the members and former members of the Board of Managers, officers and former officers of the Fund, and the Adviser (including certain of its affiliates, among others) by the Fund (but not by the Members individually) against any liability and expense to which any of them may be liable that arise in connection with the performance of their activities on behalf of the Fund. None of these persons shall be personally liable to any Member for the repayment of any positive balance in the Member's capital account or for contributions by the Member to the capital of the Fund or by reason of any change in the federal or state income tax laws applicable to the Fund or its investors. The rights of indemnification and exculpation provided under the LLC Agreement shall not be construed so as to limit liability or provide for indemnification of the members and former members of the Board of Managers, officers and former officers of the Fund, and the Adviser (including certain of its affiliates, among others) for any liability (including liability under applicable federal or state securities laws which, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such indemnification or limitation on liability would be in violation of applicable law, but shall be construed so as to effectuate the applicable provisions of the LLC Agreement to the fullest extent permitted by law.

POWER OF ATTORNEY

          In subscribing for an Interest, a Member will appoint the Adviser as his, her or its attorney-in-fact for purposes of filing required certificates and documents relating to the formation and maintenance of the Fund as a limited liability company under Delaware law or signing all instruments effecting authorized changes in the Fund or the LLC Agreement and conveyances and other instruments deemed necessary to effect the dissolution or termination of the Fund. This power of attorney, which will be contained in the Subscription Agreement, is a special power of attorney and is coupled with an interest in favor of the Adviser and as such will be irrevocable and will continue in full force and effect notwithstanding the subsequent death or incapacity of any Member granting the power of attorney. In addition, the power of attorney will survive the delivery of a transfer by a Member of all or any portion of the Member's Interest, except that when the transferee of the Interest or portion of the Interest has been approved by the Fund for admission to the Fund as a substitute Member, or upon the withdrawal of a Member from the Fund pursuant to a repurchase of Interests or otherwise, the power of attorney given by the transferor will terminate.

AMENDMENT OF THE LLC AGREEMENT

          The LLC Agreement may generally be amended, in whole or in part, with the approval of a majority of the Board of Managers (including a majority of the Independent Managers, if required by the Investment Company
Act) and without the approval of the Members unless the approval of Members is required under the Investment Company Act. However, certain amendments to the LLC Agreement involving capital accounts and allocations thereto may not be made without the written consent of each Member materially adversely affected thereby or unless each Member has received written notice of the amendment and any Member objecting to the amendment has been allowed a reasonable opportunity (pursuant to any procedures as may be prescribed by the Board of Managers) to have all of its Interest repurchased by the Fund.

TERM, DISSOLUTION, AND LIQUIDATION

          The Fund shall be dissolved:

          (1) upon the affirmative vote to dissolve the Fund by either (i) a majority of the members of the Board of Managers, or (ii) Members holding at least two-thirds (2/3) of the total number of votes eligible to be cast by all Members;

          (2) if any Member that has submitted a written request, in accordance with the terms of the LLC Agreement, to tender all of such Member's Interest for repurchase by the Fund has not been given the opportunity to so tender within a period of two years after the request (whether in a single repurchase offer or multiple consecutive offers within the two-year period); provided, however, that a Member who intends to cause the Fund to be dissolved must so indicate in a separate written request submitted within the applicable two-year period;

          (3)  at the election of the Adviser; or

          (4)  as required by operation of law.

          Upon the occurrence of any event of dissolution, one or more members of the Board of Managers or the Adviser, acting as liquidator under appointment by the Board of Managers (or another liquidator, if the Board of Managers does not appoint one or more members of the Board of Managers or the Adviser to act as liquidator or is unable to perform this function) is charged with winding up the affairs of the Fund and liquidating its assets. Net profits or net loss during the fiscal period including the period of liquidation will be allocated as described in the section titled "CAPITAL ACCOUNTS AND ALLOCATIONS."

          Upon the liquidation of the Fund, after establishment of appropriate reserves for contingencies in such amounts as the Board of Managers or the liquidator, as applicable, deems appropriate in its sole discretion, the Fund's assets will be distributed: (i) first to satisfy the debts, liabilities, and obligations of the Fund (other than debts to Members) including actual or anticipated liquidation expenses; (ii) next to repay debts, liabilities and obligations owing to the Members; and (iii) finally to the Members proportionately in accordance with the balances in their respective capital accounts. Assets may be distributed in-kind on a pro rata basis if the Board of Managers or liquidator determines that such a distribution would be in the interests of the Members in facilitating an orderly liquidation.

          The Board of Managers may, in its sole discretion, and if determined to be in the best interests of the Members, distribute the assets of the Fund into and through a liquidating trust to effect the liquidation of the Fund. The use of a liquidating trust would be subject to the regulatory requirements of the Investment Company Act and applicable Delaware law, and could result in additional expenses to the Members.

                             REPORTS TO MEMBERS

          Members will receive annual tax information necessary for completion of U.S. federal, state and local tax returns. The Fund will furnish to Members such information as soon as practicable after receipt of the necessary information from the Investment Funds. However, in the likely event that the Fund does not receive all of the necessary underlying information on a timely basis, the Fund will be unable to provide such annual tax information to the Members for any given taxable year until after April 15 of the following year. MEMBERS SHOULD THEREFORE EXPECT TO OBTAIN EXTENSIONS OF THE FILING DATES FOR THEIR INCOME TAX RETURNS AT THE FEDERAL, STATE AND LOCAL LEVEL.

          The Fund anticipates sending Members an unaudited semi-annual and an audited annual report within 60 days after the close of the period for which the report is being made, or as otherwise required by the Investment Company Act. Members also will be sent reports regarding the Fund's operations each quarter.

                                FISCAL YEAR

          For accounting purposes, the Fund's fiscal year is the 12-month period ending on December 31. The 12-month period ending December 31 of each year will be the taxable year of the Fund.

                       ACCOUNTANTS AND LEGAL COUNSEL

          The Board of Managers has selected Ernst & Young LLP as the independent public accountants of the Fund. Ernst & Young LLP's principal business address is located at 5 Times Square, New York, NY 10036.

          Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, NY 10004, serves as special legal counsel to the Fund, and also serves as legal counsel to the Adviser, the Placement Agent and certain of their affiliates. Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, PA 19103, serves as counsel to the Fund and the Independent Managers.

                                 INQUIRIES

          Inquires  concerning  the  Fund  and  the  Interests   (including
procedures for purchasing Interests) should be directed to:

                            Goldman, Sachs & Co.
                          32 Old Slip, 19th Floor
                          New York, New York 10005
                        Attention: Bradford Williams
                               1-212-357-1649

                          TABLE OF CONTENTS OF SAI

                                                                           Page
                                                                           ----
INVESTMENT POLICIES AND PRACTICES........................................... 1

FUNDAMENTAL POLICIES........................................................ 1

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF THE
        FUND AND THE INVESTMENT FUNDS AND RELATED RISKS..................... 2

BOARD OF MANAGERS AND OFFICERS..............................................17

CODES OF ETHICS.............................................................25

INVESTMENT MANAGEMENT AND OTHER SERVICES....................................26

BROKERAGE...................................................................28

INDEPENDENT AUDITORS AND LEGAL COUNSEL......................................29

CUSTODIAN AND ADMINISTRATOR.................................................29

PLACEMENT AGENT.............................................................30

PROXY VOTING POLICIES AND PROCEDURES........................................31

PERFORMANCE INFORMATION.....................................................33

FINANCIAL STATEMENTS........................................................34

APPENDIX A - ISS PROXY VOTING GUIDELINES SUMMARY............................A-1

                                 APPENDIX A

                    LIMITED LIABILITY COMPANY AGREEMENT
                 (to be added by pre-effective amendment)

                    STATEMENT OF ADDITIONAL INFORMATION

                           SUBJECT TO COMPLETION

       GOLDMAN SACHS HEDGE FUND PARTNERS REGISTERED MASTER FUND, LLC

                          Dated February 22, 2005

                             701 Mt. Lucas Road
                        Princeton, New Jersey 08540

                    Limited Liability Company Interests


                              (877) 591 - 4656

          THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION ("SAI") IS NOT COMPLETE AND MAY BE CHANGED. THIS SAI IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

          This SAI is not a prospectus. This SAI relates to and should be read in conjunction with the private placement memorandum (the "Private Placement Memorandum") of Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC (the "Fund") dated ____________, 2005, as it may be further amended or supplemented from time to time. A copy of the Private Placement Memorandum may be obtained without charge by contacting the Fund at the telephone number or address set forth above. The information in this SAI is not complete and may be changed. The Interests have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act") or the securities laws of any state. The offering contemplated by the Private Placement Memorandum and this SAI will be made in reliance upon an exemption from the registration requirements of the Securities Act for offers and sales of securities that do not involve any public offering, and analogous exemptions under state securities laws. This SAI will not constitute an offer to sell or the solicitation of an offer to buy nor will any sale of Interests be made in any jurisdiction in which the offer, solicitation or sale is not authorized or to any person to whom it is unlawful to make the offer, solicitation or sale.

          Capitalized terms not otherwise defined herein have the same meaning set forth in the Private Placement Memorandum.

                             TABLE OF CONTENTS

                                                                           Page

INVESTMENT POLICIES AND PRACTICES.............................................1

FUNDAMENTAL POLICIES..........................................................1

ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF  THE FUND
      AND THE INVESTMENTFUNDS AND RELATED RISKS...............................2

BOARD OF MANAGERS AND OFFICERS...............................................17

CODES OF ETHICS..............................................................25

INVESTMENT MANAGEMENT AND OTHER SERVICES.....................................26

BROKERAGE....................................................................28

INDEPENDENT AUDITORS AND LEGAL COUNSEL.......................................29

CUSTODIAN AND ADMINISTRATOR..................................................29

PLACEMENT AGENT..............................................................30

PROXY VOTING POLICIES AND PROCEDURES.........................................31

PERFORMANCE INFORMATION......................................................33

FINANCIAL STATEMENTS.........................................................34

APPENDIX A - ISS Proxy Voting Guidelines Summary............................A-1

                     INVESTMENT POLICIES AND PRACTICES

          The investment objective and principal investment strategies of the Fund, as well as the principal risks associated with the Fund's investment strategies, are set forth in the Private Placement Memorandum. Certain additional information regarding the Fund's investment program is set forth below.

                            FUNDAMENTAL POLICIES

          The Fund's fundamental policies, which may only be changed by the affirmative vote of a majority of the outstanding limited liability company interests of the Fund (the "Interests"), are listed below. As defined by the Investment Company Act of 1940, as amended (the "Investment Company Act"), the vote of a "majority of the outstanding voting securities of the Fund" means the vote, at an annual or special meeting of the Members of the Fund, duly called, (i) of 67% or more of the Interests present at such meeting, if the holders of more than 50% of the outstanding Interests of the Fund are present in person or represented by proxy; or (ii) of more than 50% of the outstanding Interests of the Fund, whichever is less. No other policy is a fundamental policy of the Fund, except as expressly stated. Within the limits of the Fund's fundamental policies, the Fund's management has reserved freedom of action. The Fund may not:

          (1)  Issue any senior security, except to the extent permitted by
               Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority.

          (2) Borrow money, except to the extent permitted by Section 18 of the Investment Company Act, as interpreted, modified, or otherwise permitted by the SEC or any other applicable authority. This investment restriction does not apply to borrowings from affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

          (3) Underwrite securities of other issuers, except insofar as the Fund may be deemed to be an underwriter under the Securities Act, in connection with the disposition of its portfolio securities.

          (4) Make loans, except through purchasing fixed-income securities, lending portfolio securities, or entering into repurchase agreements in a manner consistent with the Fund's investment policies or as otherwise permitted under the Investment Company Act. This investment restriction does not apply to loans to affiliated investment companies or other affiliated persons of the Fund to the extent permitted by the Investment Company Act, the SEC or any other applicable authority.

          (5) Purchase, hold or deal in real estate, except that the Fund may invest in securities that are secured by real estate, including, without limitation, mortgage-related securities, or that are issued by companies that invest or deal in real estate or real estate investment trusts, and may hold and dispose of real estate acquired by the Fund as a result of the ownership of securities or other permitted investments.

          (6)  Invest in commodities and commodity  contracts,  except that
               (i) the Fund may purchase and sell non-U.S. currencies, options, swaps, futures and forward contracts, including those related to indexes, options and options on indexes, as well as other financial instruments and contracts that are commodities or commodity contracts, (ii) the Fund may also purchase or sell commodities if acquired as a result of ownership of securities or other instruments, and (iii) the Fund may invest in commodity pools and other entities that purchase and sell commodities and commodity contracts.

          (7) Invest 25% or more of the value of its total assets in the securities of issuers engaged in any single industry, except that U.S. government securities and repurchase agreements collateralized by U.S. government securities may be purchased without limitation. This investment restriction does not apply to the Fund's investments in securities of privately placed investment vehicles ("Investment Funds"). The Fund may invest in Investment Funds that may concentrate their assets in one or more industries.

          With respect to these investment restrictions and other policies described in this SAI or the Private Placement Memorandum (except the Fund's policies on borrowings and senior securities set forth above), if a percentage restriction is adhered to at the time of an investment or transaction, a later change in percentage resulting from a change in the values of investments or the value of the Fund's total assets, unless otherwise stated, will not constitute a violation of such restriction or policy. The Fund's investment policies and restrictions do not apply to the activities and the transactions of the Investment Funds, but will apply to investments made by a Subadviser on behalf of the Fund.

          The Fund's investment objective is not fundamental and may be changed by the Fund's Board of Managers (the "Board of Managers") without the vote of a majority (as defined by the Investment Company Act) of the Fund's outstanding Interests.

             ADDITIONAL INFORMATION ON INVESTMENT TECHNIQUES OF
            THE FUND AND THE INVESTMENT FUNDS AND RELATED RISKS

          This section provides additional information about types of investments and investment techniques of Investment Funds in which the Fund invests, as well as certain investment activities of the Fund. Some or all of the Investment Funds may make the investments described in this section. As there is no limit on the types of investments the Investment Funds may make, however, this cannot be a comprehensive description. Any decision to invest in the Fund should take into account the possibility that the Investment Funds may make virtually any kind of investment, and that such investments will be subject to related risks, which can be substantial. For purposes of this discussion, references to the activities of the Investment Funds should generally be interpreted to include the activities of a Subadviser.

EQUITY SECURITIES

          An Investment Fund's portfolio may include long and short positions in common stocks, preferred stocks, and convertible securities of U.S. and foreign issuers. An Investment Fund also may invest in depositary receipts relating to foreign securities. Some of the specific risks related to investments in foreign securities, depositary receipts relating to foreign securities, or foreign currency transactions are described below in this section under "--Foreign Currency Transactions". Equity securities fluctuate in value, often based on factors unrelated to the value of the issuer of the securities.

COMMON STOCK

          Common stock or other common equity issued by a corporation or other entity generally entitles the holder to a pro rata share of the profits, if any, of the entity without preference over any other shareholder or claims of shareholders, after making required payments to holders of the entity's preferred stock and other senior equity. Common stock usually carries with it the right to vote and frequently an exclusive right to do so.

PREFERRED STOCK

          Preferred stock or other preferred equity generally has a preference as to dividends and, in the event of liquidation, to an issuer's assets, over the issuer's common stock or other common equity, but it ranks junior to debt securities in an issuer's capital structure. Preferred stock generally pays dividends in cash or additional shares of preferred stock at a defined rate but, unlike interest payments on debt securities, preferred stock dividends are generally payable only if declared by the issuer's board of directors. Dividends on preferred stock may be cumulative, meaning that, in the event the issuer fails to make one or more dividend payments on the preferred stock, no dividends may be paid on the issuer's common stock until all unpaid preferred stock dividends have been paid. Preferred stock may also be subject to optional or mandatory redemption provisions.

CONVERTIBLE SECURITIES

          Convertible securities are bonds, debentures, notes, preferred stock, or other securities that may be converted into or exchanged for a specified amount of common equity of the same or different issuer within a specified period of time at a specified price or based on a specified formula. In many cases, a convertible security entitles the holder to receive interest or a dividend that is generally paid or accrued until the convertible security matures or is redeemed, converted, or exchanged. Convertible securities have unique investment characteristics in that they generally: (i) have higher yields (i.e., rates of interest or dividends) than common stocks, but lower yields than comparable non-convertible securities; (ii) are less subject to fluctuation in value than the underlying common stock into which they are convertible due to their fixed-income characteristics; and (iii) provide the potential for capital appreciation if the market price of the underlying common stock increases.

          The value of a  convertible  security is  primarily a function of its "investment value" (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its "conversion value" (determined by reference to the security's anticipated worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value typically declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also increase or decrease the convertible security's value. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed-income security.

          A convertible security may in some cases be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by an
Investment Fund is called for redemption, the Investment Fund will generally have a choice of tendering the security for redemption, converting it into common stock prior to redemption, or selling it to a third party. Any of these actions could have a material adverse effect on an Investment Fund, which, in turn, could result in losses to the Fund.

FIXED-INCOME SECURITIES

          An Investment Fund may invest in fixed-income securities. Investment in these securities may offer opportunities for income and capital appreciation, and may also be used for temporary defensive purposes and to maintain liquidity.

          Fixed-income securities are obligations of the issuer to make payments of principal and/or interest on future dates, and include, among other securities: bonds, notes, and debentures issued by corporations; debt securities issued or guaranteed by the U.S. government or one of its agencies or instrumentalities or by a foreign government; municipal securities; and mortgage-backed and asset-backed securities. These securities may pay fixed, variable, or floating rates of interest, and may include zero coupon obligations. Fixed-income securities are subject to the risk of the issuer's inability to meet principal and interest payments on its obligations (i.e., credit risk) and are subject to price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer, and general market liquidity (i.e., market risk).

          An Investment Fund may invest in both investment grade and non-investment grade debt securities. Investment grade debt securities are securities that have received a rating from at least one nationally recognized statistical rating organization in one of the four highest rating categories or, if not rated by such a rating organization, have been determined to be of comparable quality. Non-investment grade debt securities (commonly known as "junk bonds") are securities that have received a rating of below investment grade or have been given no rating, and are considered by one or more rating organizations to be of questionable credit strength. Non-investment grade debt securities in the lowest rating categories may involve a substantial risk of default or may be in default. Non-investment grade debt securities generally offer higher yields than are available from investment grade debt securities, but involve greater risk. The returns of debt securities may also be subject to: (i) adverse changes in general economic conditions; (ii) changes in the financial condition of their issuers; (iii) changes in interest rates; and
(iv) changes in market liquidity. During periods of economic downturns or rising interest rates, issuers of securities rated below investment grade or comparable unrated securities are more likely to experience financial stress that could adversely affect their ability to make payments of principal and interest and increase the possibility of default. In addition, the market for lower grade debt securities may be thinner and less active than for higher grade debt securities. Non-investment grade debt securities have historically experienced greater default rates than investment grade securities.

BANK LOANS AND PARTICIPATIONS

          An Investment Fund may invest, directly or through a private investment fund, in bank loans or participations in bank loans (collectively, "bank loans"), either of which may become non-performing for a variety of reasons. Such non-performing bank loans may require substantial workout negotiations or restructuring in the event of a default or bankruptcy, which may entail, among other things, a substantial reduction in the interest rate and a substantial write-down of the principal of the bank loan. In addition, bank loans are generally subject to liquidity risks since bank loans are traded in an "over-the-counter" market.

          Bank loans, like most other debt obligations, are subject to the risk of default. While all investments involve some amount of risk, bank loans generally involve less risk than equity instruments of the same issuer because the payment of principal of and interest on debt instruments is a contractual obligation of the issuer that, in most instances, takes precedence over the payment of dividends, or the return of capital, to the issuer's shareholders. However, in the event of the bankruptcy, receivership, or other insolvency proceeding of a borrower, an Investment Fund could experience delays or limitations with respect to its ability to collect the principal of and interest on the bank loan and with respect to its ability to realize the benefits of the collateral securing the bank loan, if any.

          Although an Investment Fund may invest in bank loans that will be fully collateralized with assets with a market value that, at the time of acquisition, equals or exceeds the principal amount of the bank loan, the value of the collateral may decline below the principal amount of the bank loan subsequent to the Investment Fund's investment in such bank loan. In addition, to the extent that collateral consists of stock of the borrower or its subsidiaries or affiliates, the Investment Fund will be subject to the risk that this stock may decline in value, may be relatively illiquid, or may lose all or substantially all of its value, causing the bank loan to be undercollateralized. Bank loans are also subject to the risk of default of scheduled interest or principal payments. In the event of a failure to pay scheduled interest or principal payments on bank loans held by an Investment Fund, the Investment Fund could experience a reduction in its income, and would experience a decline in the market value of the particular bank loan so affected, and may experience a decline in its net asset value or the amount of its distributions, which may materially adversely affect the performance of the Fund. An Investment Fund may also invest in bank loans which are subordinate to senior debt of a borrower or which are secured with the same assets as more senior debt, which will increase the risk of loss to the Investment Fund.

          The risk of default will increase in the event of an economic downturn or a substantial increase in interest rates. To the extent that an Investment Fund holds an investment in a bank loan acquired from another lender, the Investment Fund may be subject to certain credit risks with respect to that lender. Further, there is no assurance that the liquidation of the collateral (if any) underlying a bank loan would satisfy the issuer's obligation to the Investment Fund in the event of non-payment of scheduled interest or principal, or that collateral could be readily liquidated. The risk of non-payment of interest and principal also applies to other debt instruments in which the Investment Fund may invest. There is no assurance that the sale of collateral would raise enough cash to satisfy the borrower's payment obligation or that the collateral can or will be liquidated. Some or all of the bank loans held by an Investment Fund may not be secured by any collateral, and such bank loans entail greater risk than secured bank loans.

HEDGING TRANSACTIONS

          The Investment Funds may or may not employ hedging techniques. These techniques could involve a variety of derivative transactions, including futures contracts, exchange-listed and over-the-counter put and call options on securities, financial indexes, forward foreign currency contracts, and various interest rate transactions. Certain of these techniques are described more fully under "--Foreign Currency Transactions" and "--Derivative Instruments" below. Hedging techniques involve risks different from risks associated with the securities or other investments which underlie hedging instruments. In particular, the variable degree of correlation between price movements of hedging instruments and price movements in the position being hedged creates the possibility that losses on the hedge may be greater than gains in the value of the Investment Fund's positions. In addition, certain hedging instruments and markets may not be liquid in all circumstances. As a result, in volatile markets, transactions in certain of these instruments may not be able to be closed out without incurring losses substantially greater than the initial deposit. Although the contemplated use of these instruments should tend to minimize the risk of loss due to a decline in the value of the hedged position, at the same time they tend to limit any potential gain which might result from an increase in the value of such position. The ability of an Investment Fund to hedge successfully will depend on the particular Investment Manager's ability to predict pertinent market movements, which cannot be assured. Investment Managers are not required to hedge and there can be no assurance that hedging transactions will be available or, even if undertaken, will be effective.

FOREIGN CURRENCY TRANSACTIONS

          A forward foreign currency exchange contract is an agreement to purchase or sell a specific currency at a future date and at a price set at the time the contract is entered into. An Investment Fund may engage in such transactions for hedging and non-hedging purposes. In order to hedge its exposure to fluctuation of a particular currency, an Investment Fund might enter into forward currency contracts to fix the U.S. dollar value of a security it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is to be delivered and paid for, or to hedge the U.S. dollar value of securities it owns. An Investment Fund may enter into a forward currency contract to sell or buy a specified amount of a foreign currency, including for purposes of attempting to protect the value of its existing holdings of foreign securities. The forward currency contract would approximate the value of some or all of the Investment Fund's portfolio securities denominated in such foreign currency. The precise matching of the forward currency contract amounts and the value of securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market involvement in the value of those securities between the date the forward currency contract is entered into and the date it matures. The projection of short-term currency market movement is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. At the maturity of a forward currency contract, an Investment Fund may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

          Because it is impossible to forecast with absolute precision the market value of securities at the expiration of the forward currency contract, it may be necessary for an Investment Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Investment Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Investment Fund is obligated to deliver. If an Investment Fund retains the portfolio security and engages in offsetting transactions, the Investment Fund will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Investment Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the date the Investment Fund enters into a forward currency contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Investment Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Investment Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. This method of hedging against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities, but rather establishes a rate of exchange at a future date. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of a hedged currency, they may also limit any potential gain that might result from an increase in the value of that currency. The cost of currency conversion may materially adversely affect an Investment Fund's returns. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference or "spread" between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to the Investment Fund at one rate, while offering a lesser rate of exchange should the Investment Fund desire to resell that currency to the dealer.

          Forward contracts are subject to the risk that the counterparty to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearinghouse, a default on the contract would deprive the Investment Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Investment Fund to cover its purchase or sale commitments, if any, at the current market price.

SHORT SELLING

          An Investment Fund may attempt to hedge its exposure to a possible market decline in the value of its portfolio securities through short sales of securities that the Investment Manager believes possess volatility characteristics similar to those being hedged. In addition, an Investment Fund may use short sales for non-hedging purposes to pursue its investment objective. For example, an Investment Fund may "short" a security if, in the Investment Manager's view, the security is over-valued. Certain Investment Funds may make short selling a significant part of their investment strategy.

          To effect a short sale, an Investment Fund would borrow a security from a brokerage firm or other counterparty to make delivery to a buyer. The Investment Fund is then obligated to replace the borrowed security by purchasing it at the market price at the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Investment Fund, which would result in a loss or gain, respectively. Short selling is speculative and, in certain circumstances, can substantially increase the impact of adverse price movements on the Investment Fund's portfolio, which, in turn, could result in losses to the Fund. Significantly, a short sale of a security involves the risk of an unlimited increase in the market price of the security that could result in an inability to cover the short position, and thus, a theoretically unlimited loss. There can be no assurance that securities necessary to cover a short position will be available for purchase.

          An Investment Fund may also make short sales "against-the-box" which involves selling short securities that it owns or has the right to obtain. The Investment Fund will incur certain transaction costs, including interest expenses, in connection with short selling against-the-box. If an Investment Fund effects a short sale of securities "against-the-box" at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (referred to as a "constructive sale") on the date it effects the short sale. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which an Investment Fund may effect short sales.

DERIVATIVE INSTRUMENTS

          An Investment Fund may use financial instruments known as derivatives. A derivative is generally defined as an instrument whose value is derived from, or based upon, some underlying index, reference rate (such as interest rates or currency exchange rates), security, commodity, or other asset. Following are descriptions of certain derivatives that the Investment Funds may use. Certain risks associated with derivatives are described under "INVESTMENT RELATED RISKS--Risks Associated with Derivative Instruments Generally" in the Private Placement Memorandum.

OPTIONS AND FUTURES

          An Investment Fund may utilize options contracts, futures contracts, and options on futures contracts. It also may use so-called "synthetic" options or other derivative instruments written by broker-dealers or other financial intermediaries. Options transactions may be effected on securities exchanges or in the over-the-counter market. When options are purchased over-the-counter, the Investment Fund's portfolio bears the risk that the counterparty that wrote the option will be unable or unwilling to perform its obligations under the option contract. Such options may also be illiquid and, in such cases, an Investment Fund may have difficulty closing out its position. Over-the-counter options purchased and sold by the Investment Fund also may include options on baskets of specific securities.

          An Investment Fund may purchase call and put options on specific securities or currencies, and may write and sell covered or uncovered call and put options for hedging purposes and non-hedging purposes to pursue its investment objective. A put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security at a stated exercise price at any time prior to the expiration of the option. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security at a stated exercise price at any time prior to the expiration of the option.

          A covered call option is a call option with respect to which an Investment Fund owns the underlying security. The sale of such an option exposes the Investment Fund, during the term of the option, to possible loss of opportunity to realize appreciation in the market price of the underlying security and to the possibility that it might hold the underlying security in order to protect against depreciation in the market price of the security during a period when it might have otherwise sold the security. The seller of a covered call option assumes the risk of a decline in the market price of the underlying security below the purchase price of the underlying security less the premium received, and gives up the opportunity for gain on the underlying security above the exercise price of the option. The seller of an uncovered call option assumes the risk of a theoretically unlimited increase in the market price of the underlying security above the exercise price of the option.

          A covered put option is a put option with respect to which the seller has a short position in the underlying security. The seller of a covered put option assumes the risk of an increase in the market price of the underlying security above the sales price (in establishing the short position) of the underlying security plus the premium received, and gives up the opportunity for gain on the underlying security below the exercise price of the option. If the seller of the put option owns a put option covering an equivalent number of shares with an exercise price equal to or greater than the exercise price of the put written, the position is "fully hedged" if the option owned expires at the same time or later than the option written. The seller of an uncovered put option assumes the risk of a decline in the market price of the underlying security below the exercise price of the option. The seller of a put option may also be required to place cash or liquid securities in a segregated account to ensure compliance with its obligation to purchase the underlying security. The sale of such an option exposes the Investment Fund during the term of the option to a decline in price of the underlying security while depriving the Investment Fund of the opportunity to invest the segregated assets.

          An Investment Fund may close out a position when writing options by purchasing an option on the same security with the same exercise price and expiration date as the option that it has previously written on the security. The Investment Fund will realize a profit or loss if the amount paid to purchase an option is less or more, as the case may be, than the amount received from the sale thereof. To close out a position as a purchaser of an option, the Investment Fund would generally make a similar "closing sale transaction," which involves liquidating its position by selling the option previously purchased. However, if deemed advantageous by the Investment Manager, the Investment Fund would be entitled to exercise the option.

          An Investment Fund may enter into stock futures contracts, interest rate futures contracts, and currency futures contracts in U.S. domestic markets or on exchanges located outside the United States. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the United States. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. Transactions on foreign exchanges may include both commodities which are traded on domestic exchanges and those which are not. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the U.S. Commodity Futures Trading Commission (the "CFTC"). Therefore, the CFTC does not have the power to compel enforcement of the rules of the foreign exchange or the laws of the foreign country. Moreover, such laws or regulations will vary depending on the foreign country in which the transaction occurs. For these reasons, the Investment Funds may not be afforded certain of the protections which apply to domestic transactions, including the right to use domestic alternative dispute resolution procedures. In particular, funds received from customers to margin foreign futures transactions may not be provided the same protections as funds received to margin futures transaction on domestic exchanges. In addition, the price of any foreign futures or option contract and, therefore, the potential profit and loss resulting therefrom, may be affected by any fluctuation in the foreign exchange rate between the time the order is placed and the foreign futures contract is liquidated or the foreign option contract is liquidated or exercised.

          In addition to futures contracts traded on U.S. domestic markets or exchanges that are regulated by the CFTC or on foreign exchanges, Investment Funds may also trade certain futures either over-the-counter or on trading facilities such as derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the CFTC. In addition, certain single stock futures and narrow based security index futures may be traded over-the-counter or on trading facilities such as contract markets, derivatives transaction execution facilities and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or on foreign exchanges.

          Trading in futures involves risk of loss to the Investment Fund that could materially adversely affect the value of the Fund's net assets. No assurance can be given that a liquid market will exist for any particular futures contract at any particular time. Many futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single trading day by regulations referred to as "daily price fluctuation limits" or "daily limits." Once the daily limit has been reached in a particular contract, no trades may be made that day at a price beyond that limit or trading may be suspended for specified periods during the trading day. Futures contract prices could move to the limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and potentially subjecting the Investment Fund to substantial losses, which may result in losses to the Fund. In addition, the CFTC and various exchanges impose speculative position limits on the number of positions that each Investment Fund may indirectly hold or control in certain particular futures or options contracts. Many of the major U.S. exchanges have eliminated speculative position limits and have substituted position accountability rules that would permit the Investment Managers to trade without restriction as long as the Investment Managers can demonstrate the positions acquired were not acquired for the purpose of manipulating the market.

          Successful use of futures by an Investment Manager depends on its ability to predict correctly movements in the direction of the relevant market, and, to the extent the transaction is entered into for hedging purposes, to ascertain the appropriate correlation between the transaction being hedged and the price movements of the futures contract.

          The prices of commodities contracts and all derivative instruments, including futures and options prices, are highly volatile. Price movements of forward contracts, futures contracts, and other derivative contracts in which an Investment Fund may invest are influenced by, among other things: interest rates; changing supply and demand relationships; trade, fiscal, monetary, and exchange control programs and policies of governments; and national and international political and economic events and policies. In addition, governments from time to time intervene, directly and by regulation, in certain markets, particularly those currencies and interest rate related futures and options. Such intervention often is intended directly to influence prices and may, together with other factors, cause all of such markets to move rapidly in the same direction because of, among other things, interest rate fluctuations. Investment Funds are also subject to the risk of the failure of any of the exchanges on which their positions trade or of their clearinghouses.

          A stock index future obligates an Investment Fund to pay, or entitles it to receive, an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract's last trading day and the value of the index based on the stock prices of the securities that comprise it at the opening of trading in such securities on the next business day. An interest rate future obligates an Investment Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. A currency future obligates an Investment Fund to purchase or sell an amount of a specific currency at a future date at a specific price.

CALL AND PUT OPTIONS ON SECURITIES INDEXES

          An Investment Fund may purchase and sell call and put options on stock indexes listed on national securities exchanges or traded in the over-the-counter market for hedging purposes and non-hedging purposes to pursue its investment objectives. A stock index fluctuates with changes in the market values of the stocks included in the index. Accordingly, successful use by an Investment Fund of options on stock indexes will be subject to its Investment Manager's ability to predict correctly movements in the direction of the stock market generally or of a particular industry or market segment. This requires different skills and techniques than predicting changes in the price of individual stocks.

YIELD CURVE OPTIONS

          An Investment Fund may enter into options on the yield "spread" or differential between two securities. Such transactions are referred to as "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, such options present a risk of loss even if the yield of one of the underlying securities remains constant, or if the spread moves in a direction or to an extent which was not anticipated.

RIGHTS AND WARRANTS

          An Investment Fund may invest in rights and warrants believed by the Investment Manager to provide capital appreciation opportunities. Rights (sometimes referred to as "subscription rights") and warrants may be purchased separately or may be received as part of a distribution in respect of, or may be attached to, other securities which an Investment Fund has purchased. Rights and warrants are securities that give the holder the right, but not the obligation, to purchase equity securities of the company issuing the rights or warrants, or a related company, at a fixed price either on a date certain or during a set period. Typically, rights have a relatively short term (e.g., two to four weeks), whereas warrants can have much longer terms. At the time of issue, the cost of a right or warrant is substantially less than the cost of the underlying security itself.

          Particularly in the case of warrants, price movements in the underlying security are generally magnified in the price movements of the warrant. This effect would enable an Investment Fund to gain exposure to the underlying security with a relatively low capital investment but increases the Investment Fund's risk in the event of a decline in the value of the underlying security and can result in a complete loss of the amount invested in the warrant. In addition, the price of a warrant tends to be more volatile than, and may not correlate exactly to, the price of the underlying security. If the market price of the underlying security is below the exercise price of the warrant on its expiration date, the warrant will generally expire without value. The equity security underlying a warrant is authorized at the time the warrant is issued or is issued together with the warrant, which may result in losses to the Fund. Investing in warrants can provide a greater potential for profit or loss than an equivalent investment in the underlying security, and, thus, can be a speculative investment. The value of a warrant may decline because of a decline in the value of the underlying security, the passage of time, changes in interest rates or in the dividend or other policies of the company whose equity underlies the warrant or a change in the perception as to the future price of the underlying security, or any combination thereof. Warrants and rights do not carry with them the right to dividends or voting rights with respect to the securities that they entitle the holder to purchase, and they do not represent any rights in the assets of the issuer.

SWAPS

          An Investment Fund may enter into equity, interest rate, index, currency rate, and total return swap agreements. These transactions are entered into in an attempt to obtain a particular return when it is considered desirable to do so, possibly at a lower cost than if an Investment Fund had invested directly in the asset that yielded the desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than a year. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or "swapped" between the parties are generally calculated with respect to a "notional amount" (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index).

INTEREST RATE, MORTGAGE AND CREDIT SWAPS

          An Investment Fund may enter into interest rate swaps. Forms of swap agreements include interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates exceed a specified rate or "cap"; interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent interest rates fall below a specified level or "floor"; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. Mortgage swaps are similar to interest rate swaps in that they represent commitments to pay and receive interest. The notional principal amount, however, is tied to a reference pool or pools of mortgages. Credit swaps involve the receipt of floating or fixed note payments in exchange for assuming potential credit losses on an underlying security. Credit swaps give one party to a transaction the right to dispose of or acquire an asset (or group of assets), or the right to receive a payment from the other party, upon the occurrence of specified credit events.

EQUITY INDEX SWAPS

          An Investment Fund may enter into equity index swaps. Equity index swaps involve the exchange by an Investment Fund with another party of cash flows based upon the performance of an index or a portion of an index of securities which usually includes dividends. An Investment Fund may purchase cash-settled options on equity index swaps. A cash-settled option on a swap gives the purchaser the right, but not the obligation, in return for the premium paid, to receive an amount of cash equal to the value of the underlying swap as of the exercise date. These options typically are purchased in privately negotiated transactions from financial institutions, including securities brokerage firms.

CURRENCY SWAPS

          An Investment Fund may enter into currency swaps for both hedging and non-hedging purposes. Currency swaps involve the exchange of rights to make or receive payments in specified foreign currencies. Since currency swaps are individually negotiated, an Investment Fund would expect to achieve an acceptable degree of correlation between its portfolio investments and its currency swap positions. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for another designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. The use of currency swaps is a highly specialized activity which involves special investment techniques and risks. If its Investment Manager is incorrect in its forecasts of market values and currency exchange rates, the Investment Fund's performance will be materially adversely affected. If there is a default by the other party to such a transaction, the Investment Fund will have contractual remedies pursuant to the agreements related to the transaction.

TOTAL RETURN SWAPS

          An Investment Fund may invest in total return swaps with appropriate counterparties. In a total return swap, one party pays a rate of interest in exchange for the total rate of return on another investment. For example, if an Investment Fund wished to invest in a senior loan, it could instead enter into a total return swap and receive the total return of the senior loan, less the "funding cost," which would be a floating interest rate payment to the counterparty.

SWAPTIONS

          An Investment Fund may also purchase and write (sell) options contracts on swaps, commonly referred to as swaptions. A swaption is an option to enter into a swap agreement. Like other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligation, to enter into an underlying swap on agreed-upon terms. The seller of a swaption, in exchange for the premium, becomes obligated (if the option is exercised) to enter into an underlying swap on agreed upon terms.

          Certain swap agreements into which an Investment Fund enters may require the calculation of the obligations of the parties to the agreements on a "net basis." Consequently, the Investment Fund's current obligations (or rights) under such swap agreements generally will be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The risk of loss with respect to swaps consists of the net amount of the payments that the Investment Fund is contractually obligated to make. If the other party to a swap defaults, the Investment Fund's risk of loss consists of the net amount of the payments that the Investment Fund contractually is entitled to receive.

                         MORTGAGE-BACKED SECURITIES

          An Investment Fund may invest in mortgage-backed securities. Mortgage-backed securities represent direct or indirect participations in, or are collateralized by and payable from, mortgage loans secured by real property. Mortgage-backed securities can be backed by either fixed rate mortgage loans or adjustable rate mortgage loans, and may be issued by either a governmental or non-governmental entity. Privately issued mortgage-backed securities are normally structured with one or more types of "credit enhancement." However, these mortgage-backed securities typically do not have the same credit standing as U.S. government guaranteed mortgage-backed securities.

          Mortgage-backed securities may include multiple class securities, including collateralized mortgage obligations ("CMOs") and real estate mortgage investment conduit ("REMIC") pass-through or participation certificates. CMOs provide an investor with a specified interest in the cash flow from a pool of underlying mortgages or of other mortgage-backed securities. CMOs are issued in multiple classes. In many cases, payments of principal are applied to the CMO classes in the order of their respective stated maturities, so that no principal payments will be made on a CMO class until all other classes having an earlier stated maturity date are paid in full. A REMIC is a CMO that qualifies for special tax treatment under the Code and invests in certain mortgages principally secured by interests in real property and other permitted investments.

          Mortgage-backed securities also include stripped mortgage-backed securities ("SMBSs"), which are derivative multiple class mortgage-backed securities. SMBSs are usually structured with two different classes: one that receives substantially all of the interest payments and the other that receives substantially all of the principal payments from a pool of mortgage loans. The market value of SMBSs consisting entirely of principal payments generally is unusually volatile in response to changes in interest rates. The yields on SMBSs that receive all or most of the interest from mortgage loans are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped.

                          ASSET-BACKED SECURITIES

          An Investment Fund may invest in asset-backed securities. Asset-backed securities are securities whose principal and interest payments are collateralized by pools of assets such as auto loans, credit card receivables, leases, installment contracts and personal property. Asset-backed securities are often subject to more rapid repayment than their stated maturity date would indicate as a result of the pass-through of prepayments of principal on the underlying loans. During periods of declining interest rates, prepayment of loans underlying asset-backed securities can be expected to accelerate. Accordingly, an Investment Fund's ability to maintain positions in such securities will be affected by reductions in the principal amount of such securities resulting from prepayments, and its ability to reinvest the returns of principal at comparable yields is subject to generally prevailing interest rates at that time. Asset-backed securities present credit risks that are not presented by mortgage-backed securities. This is because asset-backed securities generally do not have the benefit of a security interest in collateral that is comparable to mortgage assets. If the issuer of an asset-backed security defaults on its payment obligations, there is the possibility that, in some cases, an Investment Fund will be unable to possess and sell the underlying collateral and that an Investment Fund's recoveries on repossessed collateral may not be available to support payments on the securities. In the event of a default, an Investment Fund may suffer a loss if it cannot sell collateral quickly and receive the amount it is owed.

DISTRESSED SECURITIES

          An Investment Fund may invest in debt or equity securities of domestic and foreign issuers in weak financial condition, experiencing poor operating results, having substantial capital needs or negative net worth, facing special competitive or product obsolescence problems, or that are involved in bankruptcy or reorganization proceedings. Investments of this type may involve substantial financial and business risks that can result in substantial or at times even total losses. Among the risks inherent in investments in troubled entities is the fact that it frequently may be difficult to obtain information as to the true condition of such issuers. Such investments also may be adversely affected by state and federal laws relating to, among other things, fraudulent transfers and other voidable transfers or payments, lender liability, and a bankruptcy court's power to disallow, reduce, subordinate, or disenfranchise particular claims. The market prices of such securities are also subject to abrupt and erratic market movements and above-average price volatility, and the spread between the bid and ask prices of such securities may be greater than those prevailing in other securities markets. It may take a number of years for the market price of such securities to reflect their intrinsic value. In liquidation (both in and out of bankruptcy) and other forms of corporate reorganization, there exists the risk that the reorganization either will be unsuccessful (due to, for example, failure to obtain requisite approvals), will be delayed (for example, until various liabilities, actual or contingent, have been satisfied), or will result in a distribution of cash or a new security the value of which will be less than the purchase price to the Investment Fund of the security in respect to which such distribution was made.

REPURCHASE AGREEMENTS

          The Fund and the Investment Funds may enter into repurchase agreements with commercial banks and broker-dealers as a short-term cash management tool. A repurchase agreement is an agreement under which a party acquires a security, generally a U.S. government obligation, subject to resale at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the period of time the acquiring party holds the security and is unrelated to the interest rate on the security. Although the Fund's repurchase agreements will at all times be fully collateralized, this may not always be true of repurchase agreements entered into by the Investment Funds.

          Repurchase agreements could involve certain risks in the event of bankruptcy or other default by the seller. If a seller under a repurchase agreement were to default on the agreement and be unable to repurchase the security subject to the repurchase agreement, the Fund or the applicable Investment Fund would look to the collateral underlying the seller's repurchase agreement, including the security subject to the repurchase agreement, for satisfaction of the seller's obligation. In such an event, the Fund or the applicable Investment Fund may incur a loss if the value of the collateral declines and may incur disposition costs in liquidating the collateral. In addition, the Fund or the applicable Investment Fund may be subject to possible delays or restrictions on its ability to dispose of the underlying securities. Repurchase agreements are typically entered into for periods of one week or less. The SEC staff currently takes the position that repurchase agreements maturing in more than seven days are illiquid.

                       REVERSE REPURCHASE AGREEMENTS

          The Fund and the Investment Funds may enter into reverse repurchase agreements, subject, in the case of the Fund, to applicable requirements of the Investment Company Act. A reverse repurchase agreement typically involves the sale of a security by a party to a bank or securities dealer and the selling party's simultaneous agreement to repurchase that security for a fixed price (reflecting a rate of interest) on a specific date, and may be considered a form of borrowing for some purposes. These transactions involve risks that the value of portfolio securities the Fund or an Investment Fund relinquishes may decline below the price the Fund or the applicable Investment Fund must pay when the transaction closes or that the other party to a reverse repurchase agreement will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund or the Investment Fund. Reverse repurchase agreements are a form of leverage that may also increase the volatility of the Fund's or an Investment Fund's investment portfolio.

LENDING PORTFOLIO SECURITIES

          The Fund and the Investment Funds may lend securities (which, in the case of the Fund, will not include its interests in the Investment Funds) from their portfolios to broker-dealers, institutional investors, or other persons, including Goldman, Sachs & Co. ("Goldman Sachs") and its affiliates, pursuant to securities lending agreements. During the period of such a loan, the Fund or the Investment Fund will be entitled to payments of the interest, dividends or other distributions payable on the loaned securities. Additionally, the Fund or the Investment Fund will retain at least a portion of the interest earned on the investment of the collateral or a fee from the borrower or placing agent. However, the Fund or the Investment Fund generally will pay certain administrative and custodial fees in connection with each loan. Any loans of securities must be secured by collateral at least equal to 100% of the value of the loaned securities, marked to market on a daily basis. It is expected that the Fund or the Investment Fund will generally receive collateral consisting of cash, U.S. government securities, letters of credit or other similar instruments in connection with a loan of portfolio securities.

          The risks in lending portfolio securities, as with other extensions of secured credit, consist of possible delays in receiving additional collateral or in the recovery of the loaned securities or the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund or the Investment Fund will be responsible for any loss that might result from its investment of the borrower's collateral. In the case of the Fund, loans will be made only to firms deemed by the Adviser to be of good standing and will not be made unless, in the judgment of the Adviser, the consideration to be earned from such loans would justify the risk. The Adviser or an affiliate of the Adviser may serve as the lending agent for the Investment Fund and, subject to applicable regulatory approval, the Fund, may share in revenue received from securities lending transactions as compensation for this service.

                       BOARD OF MANAGERS AND OFFICERS

          The business operations of the Fund are managed and supervised under the direction of the Board of Managers, subject to the laws of the State of Delaware and the Fund's LLC Agreement. The Board of Managers has overall responsibility for the management and supervision of the business affairs of the Fund on behalf of the Members, including the authority to establish policies regarding the management, conduct and operation of the Fund's business. The Board of Managers exercises the same powers, authority and responsibilities on behalf of the Fund as are customarily exercised by the board of directors of a registered investment company organized as a corporation. The officers of the Fund conduct and supervise the Fund's daily business operations.

          The members of the Board of Managers are not required to contribute to the capital of the Fund or to hold Interests in the Fund. A majority of the members of the Board of Managers are not "interested persons" (as defined in the Investment Company Act) of the Fund (collectively, the "Independent Managers").

          The identity of the members of the Board of Managers and officers of the Fund, and brief biographical information regarding each member of the Board of Managers and officer, including their addresses, their ages and descriptions of their principal occupations during the past five years is set forth below.

          The Managers serve on the Board of Managers for terms of indefinite duration. A Manager's position in that capacity will terminate if the Manager is removed or resigns or, among other events, upon the Manager's death, incapacity, retirement or bankruptcy. A Manager may resign upon written notice to the other Managers, and may be removed either by (i) the vote of at least two-thirds of the Managers not subject to the removal vote or (ii) the vote of Members holding not less than two-thirds of the total number of votes eligible to be cast by all Members. In the event of any vacancy in the position of a Manager, the remaining Managers may appoint an individual to serve as a Manager so long as immediately after the appointment at least two-thirds of the Managers then serving have been elected by the Members. The Board of Managers may call a meeting of Members to fill any vacancy in the position of a Manager, and must do so if the Managers who were elected by the Members cease to constitute a majority of the Managers then serving.



--------------------------------------------------------------------------------------------------------------------
                                       Term of Office                                Number of             Other
                           Position(s)  and Length of   Principal Occupation(s)   Portfolios in Fund    Directorships
                            Held with       Time          during the Past        Complex Overseen          Held by
Name, Age, and Address(1)     Fund        Served(2)           5 Years                 by Manager(3)      Manager(4)
--------------------------------------------------------------------------------------------------------------------
Independent Managers
--------------------------------------------------------------------------------------------------------------------
Ashok Bakhru               Manager      [       ]-     President, ABN                   65                  None
Age:  62                                 present       Associates (July 1994-
                                                       March 1996 and November
                                                       1998-Present);
                                                       Executive Vice
                                                       President - Finance
                                                       and Administration
                                                       and Chief Financial
                                                       Officer, Coty Inc.
                                                       (manufacturer of
                                                       fragrances and
                                                       cosmetics) (April
                                                       1996-November 1998);
                                                       Director of
                                                       Arkwright Mutual
                                                       Insurance Company
                                                       (1984-1999); Trustee
                                                       of International
                                                       House of
                                                       Philadelphia
                                                       (program center and
                                                       residential
                                                       community for
                                                       students and
                                                       professional
                                                       trainees from the
                                                       United States and
                                                       foreign
                                                       countries)(1989-Present);
                                                       Member of Cornell
                                                       University Council
                                                       (1992-Present);
                                                       Trustee of the
                                                       Walnut Street
                                                       Theater
                                                       (1992-Present);
                                                       Trustee, Scholarship
                                                       America
                                                       (1998-Present);
                                                       Trustee, Institute
                                                       for Higher Education
                                                       Policy (2003 -
                                                       present); Director,
                                                       Private Equity
                                                       Investors-III and IV
                                                       (November
                                                       1998-Present), and
                                                       Equity-Limited
                                                       Investors II (April
                                                       2002-Present); and
                                                       Chairman, Lenders
                                                       Service Inc.
                                                       (provider of
                                                       mortgage lending
                                                       services)
                                                       (2000-2003).

                                                       Chairman of
                                                       the Board and
                                                       Trustee - Goldman
                                                       Sachs Mutual Fund
                                                       Complex (registered
                                                       investment
                                                       companies).

John P. Coblentz, Jr.      Manager      [       ]-     Partner, Deloitte &              65                  None
Age:  63                                 present       Touche LLP (June 1975
                                                       May 2003).

                                                       Trustee - Goldman
                                                       Sachs Mutual Fund
                                                       Complex (registered
                                                       investment companies).

Patrick T. Harker          Manager      [       ]-     Dean and Reliance                65                  None
Age:  46                                 present       Professor of
                                                       present Operations and
                                                       Information
                                                       Management, The
                                                       Wharton School,
                                                       University of
                                                       Pennsylvania
                                                       (February
                                                       2000-Present);
                                                       Interim and Deputy
                                                       Dean, The Wharton
                                                       School, University
                                                       of Pennsylvania
                                                       (July 1999-Present);
                                                       and Professor and
                                                       Chairman of
                                                       Department of
                                                       Operations and
                                                       Information
                                                       Management, The
                                                       Wharton School,
                                                       University of
                                                       Pennsylvania (July
                                                       1997-August 2000).

                                                       Trustee - Goldman Sachs
                                                       Mutual Fund Complex
                                                       (registered investment
                                                       companies).

Mary Patterson McPherson   Manager      [       ]-     Vice President, The              65                  None
Age:  69                                 present       Andrew W. Mellon
                                                       present Foundation
                                                       (provider of grants for
                                                       conservation,
                                                       environmental and
                                                       educational
                                                       purposes) (October
                                                       1997-Present);
                                                       Director, Smith
                                                       College
                                                       (1998-Present);
                                                       Director, Josiah
                                                       Macy, Jr. Foundation
                                                       (health educational
                                                       programs)
                                                       (1977-Present);
                                                       Director,
                                                       Philadelphia
                                                       Contributionship
                                                       (insurance)
                                                       (1985-Present);
                                                       Director Emeritus,
                                                       Amherst College
                                                       (1986-1998);
                                                       Director, The
                                                       Spencer Foundation
                                                       (educational
                                                       research)
                                                       (1993-February
                                                       2003); member of PNC
                                                       Advisory Board
                                                       (banking)
                                                       (1993-1998); and
                                                       Director, American
                                                       School of Classical
                                                       Studies in Athens
                                                       (1997-Present).

                                                       Trustee-Goldman Sachs
                                                       Mutual Fund Complex
                                                       (registered investment
                                                       companies).

Wilma J. Smelcer           Manager      [       ]-     Chairman, Bank of                65                  None
Age:  55                                 present       America, Illinois
                                                       (banking) present (1998-
                                                       January 2001);
                                                       and Governor, Board of
                                                       Governors, Chicago Stock
                                                       Exchange (national
                                                       securities exchange)
                                                       (April 2001-April 2004).

                                                       Trustee - Goldman
                                                       Sachs Mutual Fund
                                                       Complex (registered
                                                       investment companies).

Richard P. Strubel         Manager      [       ]-     Vice Chairman and                65                  Gildan
Age:  65                                 present       Director Unext,                                      Activewear Inc.
                                                       Inc. (provider of                                    (an activewear
                                                       educational services                                 clothing
                                                       via the internet)                                    marketing
                                                       (2003-Present),                                      and
                                                       President, COO and                                   manufacturing
                                                       Director Unext, Inc.                                 company);
                                                       (1999-2003);                                         Unext, Inc.
                                                       Director, Cantilever                                 (provider
                                                       Technologies, Inc. (a                                of
                                                       private software                                     educational
                                                       company)                                             services
                                                       (1999-Present);                                      via the
                                                       Trustee, The                                         internet);
                                                       University of Chicago                                Northern
                                                       (1987-Present); and                                  Mutual Fund
                                                       Managing Director,                                   Complex (53
                                                       Tandem Partners, Inc.                                Portfolios).
                                                       (management services
                                                       firm) (1990-1999).

                                                       Trustee  -  Goldman  Sachs
                                                       Mutual Fund Complex
                                                       (registered investment
                                                       companies).

----------------------------------------------------------------------------------------------------------------------------------
Managers Who Are
"Interested Persons"*
----------------------------------------------------------------------------------------------------------------------------------

Kent A. Clark              Manager      [       ]-     Managing Director,               65                  None
Age:  39                                 present       Goldman Sachs, (1998
                                                       - present); Chief
                                                       Investment
                                                       Officer, Goldman
                                                       Sachs Hedge Fund
                                                       Strategies LLC
                                                       (October 2000 -
                                                       present); Director
                                                       and Managing
                                                       Director, Goldman
                                                       Sachs Hedge Fund
                                                       Strategies LLC (2000
                                                       - present);
                                                       Portfolio Manager,
                                                       GSAM Quantitative
                                                       Equities (July 1992
                                                       - September 2000).

                                                       Member of Board of
                                                       Directors of the Managed
                                                       Funds  Association (2002 -
                                                       present).

Alan A. Shuch              Manager      [       ]-     Advisory Director -              65                  None
Age:  55                                 present       GSAM (May
                                                       1999-Present);
                                                       present Consultant
                                                       to GSAM
                                                       (December 1994 - May
                                                       1999);  and Limited
                                                       Partner, Goldman Sachs
                                                       (December 1994 - May
                                                       1999).

                                                       Trustee - Goldman
                                                       Sachs Mutual Fund
                                                       Complex (registered
                                                       investment
                                                       companies).
----------------

* These persons are considered to be "interested persons" because they hold positions with the Adviser or one of its affiliates. Each Interested Manager holds comparable positions with certain other entities of which the Adviser or an affiliate thereof is the investment adviser, administrator and/or distributor.

(1) Each Manager may be contacted by writing to the Manager, c/o Goldman, Sachs & Co., One New York Plaza, New York, NY 10004, Attn: Howard B. Surloff.

(2) Each Manager holds office for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date the Manager resigns or is removed by the Board of Managers or the Members in accordance with the Fund's LLC Agreement; (c) the date the Manager shall otherwise cease to be a Manager in accordance with the Fund's LLC Agreement; or (d) the date the Fund terminates.

(3) The Fund Complex currently consists of the Fund, Goldman Sachs Hedge Partners Registered Fund, LLC, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. As of [ ], 2005, Goldman Sachs Trust consisted of 57 portfolios and Goldman Sachs Variable Insurance Trust consisted of 6 portfolios.

(4) This column includes only directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended, or other investment companies registered under such Act. Each of the Independent Managers is also a member of the Board of Trustees of Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust.



OFFICERS
--------------------- --------------- ----------------- ---------------------------------------
   Name, Age, and       Positions Held  Term of Office     Principal Occupation(s) during the
      Address             with Fund       and Length of               Past 5 Years
                                          Time Served
--------------------- --------------- ----------------- ---------------------------------------
George H. Walker         President and                     Chief Executive Officer, Goldman
32 Old Slip             Chief Executive  [       ]-        Sachs (2004 - present); Managing
19th Floor                   Officer      present          Director, Goldman  Sachs; (November
New York, NY 10005                                         1998 - present); President, Goldman
Age:  35                                                   Sachs Hedge Fund Strategies LLC
                                                           (November 2002 - present); Managing
                                                           Director, Goldman Sachs Hedge Fund
                                                           Strategies LLC (November 2001 - present);
                                                           Director, Goldman Sachs Hedge Fund
                                                           Strategies LLC (June 2001 - present).


Kent A. Clark           Vice President   [       ]-        Managing Director, Goldman Sachs,
32 Old Slip               and Chief       present          (1998 - present); Chief Investment
19th Floor              Investment                         Officer, Goldman Sachs Hedge Fund
New York, NY 10005       Officer                           Strategies LLC (October 2000 -
Age:  39                                                   present); Director and Managing
                                                           Director, Goldman Sachs Hedge Fund
                                                           Strategies LLC (2000 - present);
                                                           Portfolio Manager, GSAM Quantitative
                                                           Equities (July 1992 - September
                                                           2000).

                                                           Member of Board of Directors of the
                                                           Managed Funds Association (2002 -
                                                           present).

Tobin V. Levy              Vice          [       ]-        Director and Managing Director,
701 Mt. Lucas Road      President,        present          Goldman Sachs (November 2000 -
Princeton, NJ 08540       Chief                            present); Managing Director, Goldman
Age:  60                Accounting                         Sachs Hedge Fund  Strategies LLC
                        Officer and                        (November 2000 - present); Chief
                          Chief                            Financial Officer, Goldman Sachs
                        Financial                          Hedge Fund Strategies LLC (May 2002 -
                         Officer                           present).


Sheila Chatraei         Vice President   [       ]-        Vice President, Goldman Sachs (May
701 Mt. Lucas Road                        present          2000 - present); Vice President,
Princeton, NJ 08540                                        Goldman Sachs Hedge Fund Strategies
Age:  44                                                   LLC (May 2000 -  present); Associate,
                                                           Goldman Sachs (April 1997 - May
                                                           2000); Associate, Goldman Sachs Hedge
                                                           Fund Strategies LLC April 1997 - May
                                                           2000).

Philip V. Giuca, Jr.    Vice President   [       ]-        Vice President, Goldman Sachs (May
10 Hanover Square                         present          1992-present).
22nd Floor
New York, NY 10005                                         Assistant Treasurer, Goldman Sachs
Age:  42                                                   Mutual Fund Complex (registered
                                                           investment companies) (1999 -
                                                           present).

John M. Perlowski       Vice President   [       ]-        Managing Director, Goldman Sachs
32 Old Slip                               present          (November 2003 - Present); Vice
31st Floor                                                 President, Goldman Sachs (July 1995 -
New York, NY 10005                                         November 2003).
Age:  40
                                                           Treasurer, Goldman Sachs Mutual Fund
                                                           Complex (registered investment
                                                           companies) (1997 - present).

John V. Lanza           Treasurer        [       ]-        Vice President, Goldman Sachs
701 Mt. Lucas Road                        present          (November  1999 - present); Vice
Princeton, NJ 08540                                        President, Goldman Sachs Hedge Fund
Age:  34                                                   Strategies LLC (1999 - present);
                                                           Manager in the Assurance and
                                                           Advisory Business Services Group,
                                                           Ernst & Young (prior to November
                                                           1999).

Howard B. Surloff       Secretary        [       ]-        Managing Director, Goldman Sachs
One New York Plaza                        present          (November 2002 - present); Associate
37th Floor                                                 General Counsel, Goldman Sachs and
New York, NY 10004                                         General Counsel to the U.S. Funds
Age:  39                                                   Group (December 1997 - present).

                                                           Secretary, Goldman Sachs Mutual Fund
                                                           Complex (registered investment
                                                           companies) (2001 - present) and
                                                           Assistant Secretary prior thereto.

Janice A. Kioko         Assistant        [       ]-        Vice President and Counsel, Goldman
701 Mt. Lucas Road      Secretary         present          Sachs (June 2000 - present); Vice
Princeton, NJ 08540                                        President and Counsel, Goldman Sachs
Age:  40                                                   Hedge Fund Strategies LLC (June 2000
                                                           - present); Associate, Goldman
                                                           Sachs Hedge Fund Strategies LLC
                                                           (July 1999 - May 2000); Associate,
                                                           Cahill Gordon & Reindel (prior to
                                                           July 1999).

David S. Plutzer        Assistant        [       ]-        Vice President and Assistant General
One New York Plaza      Secretary         present          Counsel, Goldman Sachs (October 2004
37th Floor                                                 - present); Associate, Bryan Cave LLP
New York, NY 10004                                         (successor-in-interest to Robinson
Age:  30                                                   Silverman Pearce Aronsohn & Berman
                                                           LLP) (September 1999 - September
                                                           2004).



COMMITTEES OF THE BOARD OF MANAGERS

          Audit Committee

          The Board of Managers has formed an Audit Committee that is responsible for overseeing the Fund's accounting and financial reporting policies and practices, its internal controls, and, as appropriate, the internal controls of certain service providers; overseeing the quality and objectivity of the Fund's financial statements and the independent audit of those financial statements; and acting as a liaison between the Fund's independent auditors and the full Board of Managers. In performing its responsibilities, the Audit Committee will select and recommend annually to the entire Board of Managers a firm of independent certified public accountants to audit the books and records of the Fund for the ensuing year, and will review with the firm the scope and results of each audit. The Audit Committee currently consists of each of the Fund's Independent Managers. As the Fund is recently organized, the Audit Committee has not held any meetings during the last year.

          Valuation Committee

          The Board of Managers has formed a Valuation Committee which will initially be comprised of Alan A. Shuch, a member of the Board of Managers and Tobin V. Levy, an officer of the Fund, as well as several representatives of the Adviser. The Valuation Committee's function, subject to the oversight of the Board of Managers is to review the Fund's valuation methodologies, valuation determinations, and any information provided to the Valuation Committee by the Adviser. The Valuation Committee has been authorized to act in accordance with the Fund's valuation procedures as approved by the Board of Managers. Changes in its membership are subject to notification of the Board of Managers. The Board of Managers reviews matters arising from the Valuation Committee's considerations. As the Fund is recently organized, the Valuation Committee has not held any meetings during the last year.

          Governance and Nominating Committee

          The Board of Managers has formed a Governance and Nominating Committee to: (i) assist the Board of Managers in matters involving fund governance and industry practices; (ii) select and nominate candidates for appointment or election to serve as Managers who are not "interested persons" (as defined by the Investment Company Act) of the Fund; and (iii) advise the Board of Managers on ways to improve its effectiveness. All of the Independent Managers serve on the Governance and Nominating Committee. As stated above, each Manager holds office for an indefinite term until the occurrence of certain events. In filling Board of Managers vacancies, the Governance and Nominating Committee will generally not consider nominees recommended by Members. As the Fund is recently organized, the Governance and Nominating Committee has not held any meetings during the last year.

          Compliance Committee

          The Compliance Committee has been established for the purpose of overseeing the compliance processes: (i) of the Fund; and (ii) insofar as they relate to services provided to the Fund, of the Fund's placement agent, administrator, and transfer agent, if any, except that compliance processes relating to the accounting and financial reporting processes, and certain related matters, are overseen by the Audit Committee. In addition, the Compliance Committee provides assistance to the full Board of Managers with respect to compliance matters. As the Fund is recently organized, the Compliance Committee has not held any meetings during the last year. All of the Independent Managers serve on the Compliance Committee.

          Contract Review Committee

          The Contract Review Committee has been established for the purpose of overseeing the processes of the Board of Managers for approving and monitoring the Fund's investment management, placement agent, advisory, transfer agency and other agreements with the Fund's service providers and their affiliates. The Contract Review Committee is responsible for overseeing the Board of Managers processes for approving and reviewing the operation of the Fund's placement agent agreement. The Contract Review Committee also provides appropriate assistance to the Board of Managers in connection with the Board of Manager's approval, oversight and review of the Fund's other service providers including, without limitation, the Fund's custodian, administrator, transfer agent, professional (legal and accounting) firms and printing firms. As the Fund is recently organized, the Contract Review Committee has not held any meetings during the last year. All of the Independent Managers serve on the Contract Review Committee.

MANAGER OWNERSHIP OF SECURITIES

          The dollar range of equity securities owned by each Manager is set forth below.


--------------------------------------------------------------------------------------------
                                                          Aggregate Dollar Range of Equity
                                                            Securities in all Registered
                                                          Investment Companies Overseen by
                             Dollar Range of Equity                  Manager in
                             Securities in the Fund        Family of Investment Companies
Name of Manager              as of December 31, 2004           as of December 31, 2004
--------------------------------------------------------------------------------------------
Independent Managers
--------------------------------------------------------------------------------------------

Ashok Bakhru                          None                              None

John P. Coblentz, Jr.                 None                              None

Patrick T. Harker                     None                              None

Mary Patterson McPherson              None                              None

Wilma J. Smelcer                      None                              None

Richard P. Strubel                    None                              None
--------------------------------------------------------------------------------------------
Managers Who Are
Interested Persons
--------------------------------------------------------------------------------------------

Kent A. Clark                         None                              None

Alan A. Shuch                         None                              None
--------------------------------------------------------------------------------------------


INDEPENDENT MANAGER OWNERSHIP OF SECURITIES

          As of December 31, 2004, none of the Independent Managers (or their immediate family members) owned securities of the Adviser or the Placement Agent, or of an entity (other than a registered investment company) controlling, controlled by or under common control with the Adviser or the Placement Agent.

MANAGER COMPENSATION

          The Fund pays each Independent Manager an annual fee for his or her services as a Manager of the Fund, plus an additional fee for each regular and special telephonic Board meeting and committee meeting attended by such Manager. The Independent Managers are also reimbursed for travel expenses incurred in connection with attending such meetings.

          The following table summarizes compensation expected to be paid to the Managers of the Fund, including committee fees, for the Fund's fiscal year ending December 31, 2005.


-------------------------------------------------------------------------------------------------


                                             Pension or
                                             Retirement                         Total Compensation
                             Aggregate       Benefits            Estimated      from Fund and Fund
                            Compensation   Accrued as Part    Annual Benefits   Complex Paid to
Name of Manager             from Fund(1)   of Fund Expenses    Upon Retirement  Manager (1)(2)
---------------------------------------------------------------------------------------------------

Ashok Bakhru                  $56,000          N/A                 N/A           $241,000

John P. Coblentz, Jr.         $40,000          N/A                 N/A           $176,000

Patrick T. Harker             $40,000          N/A                 N/A           $176,000

Mary Patterson McPherson      $40,000          N/A                 N/A           $176,000

Wilma J. Smelcer              $40,000          N/A                 N/A           $176,000

Richard P. Strubel            $40,000          N/A                 N/A           $176,000

Kent A. Clark                   N/A            N/A                 N/A             N/A

Alan A. Shuch                   N/A            N/A                 N/A             N/A
---------------------------------------------------------------------------------------------------

(1) Since the Fund has not completed its first fiscal year, the information furnished is an estimated amount for the Fund's fiscal year ending December 31, 2005.

(2) The Fund Complex currently consists of the Fund, Goldman Sachs Hedge Fund Partners Registered Fund, LLC, Goldman Sachs Trust and Goldman Sachs Variable Insurance Trust. As of [ ] 2005, Goldman Sachs Trust consisted of 57 mutual funds and Goldman Sachs Variable Insurance Trust consisted of 6 mutual funds.

                              CODES OF ETHICS

          The Fund, the Adviser, and the Placement Agent each has adopted a code of ethics pursuant to Rule 17j-1 of the Investment Company Act, which is designed to prevent affiliated persons of the Fund, the Adviser, and the Placement Agent from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Fund. The codes of ethics permit persons subject to them to invest in securities, including securities that may be held or purchased by the Fund, subject to a number of restrictions and controls. Compliance with the codes of ethics is carefully monitored and enforced.

          The codes of ethics are included as exhibits to the Fund's registration statement filed with the SEC and can be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090. The codes of ethics are available on the EDGAR database on the SEC's Internet site at http://www.sec.gov, and may also be obtained after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing the SEC's Public Reference Section, Washington, DC 20549-0102.

                  INVESTMENT MANAGEMENT AND OTHER SERVICES

THE ADVISER

          Under an investment management agreement ("Investment Management Agreement") with the Fund, the Adviser, a registered investment adviser, is responsible for the management and operation of the Fund and the selection of the Investment Funds and Subadvisers with which the Fund will invest its assets. The Adviser's address is 701 Mount Lucas Road, Princeton, NJ 08540.

          The Adviser, which was formerly known as Goldman Sachs Princeton LLC, is an advisory affiliate of Goldman Sachs Asset Management, L.P. ("GSAM") and Goldman Sachs. Each of the Adviser, GSAM and Goldman Sachs is a wholly owned subsidiary of The Goldman Sachs Group, Inc. Goldman Sachs has agreed to permit the Fund to use the name "Goldman Sachs" or a derivative thereof as part of the Fund's name for as long as the Fund's Investment Management Agreement is in effect.

          Subject to general supervision of the Board of Managers and in accordance with the investment objective, policies, and restrictions of the Fund, the Adviser provides the Fund with ongoing investment guidance, policy direction and monitoring of the Fund pursuant to the Investment Management Agreement. To the extent permitted by the Investment Company Act, and subject to the approval of the Board of Managers, the Adviser is authorized to retain one of its affiliates to provide or assist in providing any or all of the services to be provided pursuant to the Investment Management Agreement, subject to the requirement that the Adviser and the Board of Managers supervise the rendering of any such services by any such affiliate.

          The Investment Management Agreement provides that the Adviser will, subject to the supervision of the Board of Managers, formulate a continuing investment program for the Fund. The Adviser is responsible for making all decisions regarding the Fund's purchases and redemptions of interests in Investment Funds and also advises the Board of Managers regarding the selection of Subadvisers. The Adviser will bear all of its expenses and its own costs incurred in providing investment advisory services to the Fund, including travel and other expenses related to the selection and monitoring of Investment Funds. In addition, the Adviser is responsible for the payment of the compensation and expenses of those members of the Board of Managers and officers of the Fund affiliated with the Adviser, and making available, without expense to the Fund, the services of such individuals, subject to their individual consent to serve and to any limitations imposed by law. Other than these expenses and certain expenses to be borne by the Placement Agent, the Fund is responsible for all expenses of the Fund, including, without limitation, the fees and expenses of the Independent Managers. See "FUND EXPENSES" in the Private Placement Memorandum.

          The Investment Management Agreement will become effective as of [ ], 2005, and will continue in effect for an initial two-year term. Thereafter, the Investment Management Agreement will continue in effect from year to year provided such continuance is specifically approved at least annually by (i) the vote of a majority of the Fund's outstanding voting securities or a majority of the Board of Managers, and (ii) the vote of a majority of the Independent Managers, cast in person at a meeting called for the purpose of voting on such approval.

          The Investment Management Agreement was approved by the unanimous vote, cast in person, of the Board of Managers, including each of the Independent Managers, at a meeting called for the purpose and held on [ ], 2005. In approving the Investment Management Agreement, the Board of Managers considered factors they believed, in light of the legal advice furnished to them by counsel and their own business judgment, to be relevant. The principal areas of review by the Board of Managers were the nature and quality of advisory services to be provided by the Adviser and the reasonableness of the fees to be charged for those services. The Board of Managers' evaluation of the nature and quality of the Adviser's services took into account the complexity of services being provided by the Adviser; the experience and qualifications of the Adviser's personnel; the capability of the Adviser to comply with the undertakings stated in the Investment Management Agreement; and the terms of the Investment Management Agreement. In reviewing the reasonableness of fees, the Board of Managers took into account the Fund's fee amount and projected expense ratio in relation to those of other registered investment companies that invested in Investment Funds, as well as private funds managed by the Adviser; and the Expense Limitation Agreement during the 12-month period beginning on the Initial Closing Date. In connection with its review of the fees, the Board of Managers considered the Investment Management Fee. The Board of Managers also considered the benefits to the Adviser in connection with its services to the Fund.

          In its consideration, the Board of Managers paid special attention to the qualifications and experience of the Adviser's investment professionals and management; the Adviser's proposed investment strategies and processes in seeking to achieve the Fund's investment objective; the Adviser's internal monitoring processes and controls; the Adviser's responsiveness to the Board of Managers' requests; and the Adviser's organizational structure.

          No  single   factor  was   considered   in  isolation  or  to  be
determinative to the decision of the Board of Managers to approve the Investment Management Agreement. Rather, after weighing and balancing the factors described above, and such other factors and information it considered relevant, the Board of Managers, including each of the Independent Managers, determined that it was in the best interests of the Fund to approve the Investment Management Agreement, including the fees to be charged for services thereunder.

          Pursuant to the Investment Management Agreement, the Fund will pay the Adviser a monthly Investment Management Fee for its management services, equal to 0.083% (1.00% on an annualized basis) of the Fund's net assets as of each month-end, subject to certain adjustments. The Investment Management Fee will be paid to the Adviser out of the Fund's assets and will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member's capital account.

                                 BROKERAGE

          Each Investment Manager is responsible for placing orders for the execution of portfolio transactions and the allocation of brokerage for any Investment Fund it manages. Transactions on U.S. stock exchanges and on some non-U.S. stock exchanges involve the payment of negotiated brokerage commissions. On the great majority of non-U.S. stock exchanges, commissions are fixed. In over-the-counter markets, securities are generally traded on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of a security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter's concession or discount. On occasion, certain instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

          The Adviser expects that each Investment Manager will generally select brokers and dealers to effect transactions on behalf of its Investment Fund substantially as described below, although the Adviser can give no assurance that an Investment Manager will adhere to, and comply with, the described practices. The Adviser generally expects that, in selecting brokers and dealers to effect transactions on behalf of an Investment Fund, an Investment Manager will seek to obtain the best price and execution for the transactions, taking into account factors such as price, size of order, difficulty of execution and operational facilities of a brokerage firm and the firm's risk in positioning a block of securities. Subject to appropriate disclosure, however, Investment Managers of Investment Funds that are not investment companies registered under the Investment Company Act may select brokers on a basis other than that outlined above and may receive benefits other than research or that benefit the Investment Manager rather than its Investment Fund. This may result in an Investment Manager not paying the lowest commissions available on each transaction. The Adviser may, but need not, consider the broker selection process employed by an Investment Manager as a factor in determining whether to invest in its Investment Fund.

          Consistent with seeking best price and execution, an Investment Manager may place brokerage orders with brokers (including affiliates of the Adviser) that may provide the Investment Manager and its affiliates with supplemental research, market and statistical information, including advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, and furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts. The expenses of an Investment Manager are not necessarily reduced as a result of the receipt of this supplemental information, which may be useful to the Investment Manager or its affiliates in providing services to clients other than an Investment Fund. In addition, not all of the supplemental information is used by the Investment Manager in connection with an Investment Fund in which the Fund invests. Conversely, the information provided to the Investment Manager by brokers and dealers through which other clients of the Investment Manager and its affiliates effect securities transactions may be useful to the Investment Manager in providing services to an Investment Fund.

          The foregoing considerations also apply with respect to Subadvisers, whether they invest the Fund's assets through an Investment Fund or a managed account. Unlike Investment Funds, Subadvisers will be required to select brokers and dealers from a list approved by the Adviser. In addition, in the case of a broker selected by a Subadviser, the Adviser may receive from such broker research and other information of the types described in the preceding paragraph.

          It is the policy of the Fund to obtain the best results in connection with effecting its portfolio transactions taking into account factors similar to those expected to be considered by the Investment Managers as described above. In most instances, the Fund will purchase interests in an Investment Fund directly from the Investment Fund, and such purchases by the Fund may be, but are generally not, subject to transaction expenses. Nevertheless, the Fund anticipates that some of its portfolio transactions (including investments in Investment Funds) may be subject to expenses. The Fund contemplates that, consistent with the policy of obtaining the best net result, any brokerage transactions of the Fund may be conducted through affiliates of the Adviser. The Board of Managers has adopted procedures in conformity with Section 17(e) of the Investment Company Act to ensure that all brokerage commissions paid to affiliates of the Adviser are fair and reasonable.

                   INDEPENDENT AUDITORS AND LEGAL COUNSEL

          Ernst & Young LLP, whose principal business address is 5 Times Square, New York, NY 10036, has been selected as independent public auditors for the Fund and in such capacity will audit the Fund's annual financial statements and financial highlights.

          Fried, Frank, Harris, Shriver & Jacobson LLP, One New York Plaza, New York, NY 10004, serves as special legal counsel to the Fund, and also serves as legal counsel to the Adviser, the Placement Agent and certain of their affiliates. Drinker Biddle & Reath LLP, One Logan Square, Philadelphia, PA 19103, serves as counsel to the Fund and the Independent Managers.

                        CUSTODIAN AND ADMINISTRATOR

          SEI Private Trust Company (in such capacity, the "Custodian"), serves as the primary custodian of the assets of the Fund, including the assets managed by the Subadvisers, and may maintain custody of such assets with U.S. and non-U.S. subcustodians (which may be banks, trust companies, securities depositories and clearing agencies) in accordance with the requirements of Section 17(f) of the Investment Company Act. Assets of the Fund and Investment Funds are not held by the Adviser or Subadvisers, respectively, or commingled with the assets of other accounts other than to the extent that securities are held in the name of the Custodian or U.S. or non-U.S. subcustodians in a securities depository, clearing agency or omnibus customer account of such custodian. The Custodian's principal business address is One Freedom Valley Drive, Oaks, PA 19456.

          The Fund has retained SEI Investments Global Funds Services (in such capacity, the "Administrator"), whose principal business address is One Freedom Valley Drive, Oaks, PA 19456, to provide administrative services, and to assist the Fund with operational needs pursuant to an administration agreement ("Administration Agreement"). In consideration for these services, the Fund will pay the Administrator a monthly Administration Fee equal to 0.0050% (0.060% on an annualized basis) of the Fund's net assets (prior to reduction for any Investment Management Fee) as of each month-end. The Administration Fee will be paid to the Administrator out of the Fund's assets and will decrease the net profits or increase the net losses of the Fund that are credited to or debited against each Member's capital account. The Administrator may from time to time delegate its responsibilities under the Administration Agreement to one or more parties selected by the Administrator, including its affiliates or affiliates of the Advisor.

                              PLACEMENT AGENT

          Goldman, Sachs & Co. acts as Placement Agent to the Fund pursuant to the Placement Agent Agreement. The Fund is not obligated to sell to the Placement Agent or a broker or dealer any Interests that have not been placed with Eligible Investors that meet all applicable requirements to invest in the Fund. Neither the Placement Agent nor any other party is obligated to buy from the Fund any of the Interests. There is no minimum aggregate amount of Interests required to be purchased in the initial closing for the purchase of Interests by a party other than the Goldman Sachs Group, Inc. or an affiliate thereof (the "Initial Closing"), or any subsequent offering. The Placement Agent does not intend to make a market in the Interests.

          Pursuant to the Placement Agent Agreement, the Placement Agent bears certain of the expenses of providing placement agency services as described under that agreement. The Fund will pay (or will enter into arrangements providing that others will pay), among other things: (i) all fees and expenses in connection with the registration of the Fund under the United States securities laws and the registration and qualification of Interests for sale in the various jurisdictions in which the Fund shall determine it advisable to qualify such Interests for sale; and (ii) the cost of preparing and printing sufficient copies of the Private Placement Memorandum, SAI, and any other sales material (and any supplements or amendments thereto). See "FUND EXPENSES" in the Private Placement Memorandum. The Placement Agent will be solely responsible for the costs and expenses incurred in connection with (i) its qualification as a dealer under state or federal laws, and (ii) the advertising or promotion of the offering of the Interests. Pursuant to the Placement Agent Agreement, the Fund has agreed to indemnify the Placement Agent and its affiliates and certain other persons against certain liabilities.

          The Placement Agent Agreement continues in effect for two years beginning [ ], 2005 and from year to year thereafter, so long as such continuance is approved at least annually by a vote of the Board of Managers, including the Independent Managers who have no direct or indirect financial interest in the Placement Agent Agreement. The Placement Agent Agreement automatically terminates in the event of its assignment and may be terminated at any time without penalty by the Fund or by the Placement Agent upon 60 days' written notice.

                    PROXY VOTING POLICIES AND PROCEDURES

          The Fund invests substantially all of its assets in the securities of Investment Funds, which are privately placed investment vehicles, typically referred to as "hedge funds." These securities do not typically convey traditional voting rights to the holder and the occurrence of corporate governance or other notices for this type of investment is substantially less than that encountered in connection with registered equity securities. On occasion, however, the Adviser and/or the Fund may receive notices from the Investment Funds seeking the consent of holders in order to change certain rights within the structure of the security itself or change terms of the Investment Fund's limited partnership agreement, limited liability company operating agreement or similar agreement with investors. To the extent that the Fund receives notices or proxies from Investment Funds (or receives proxy statements or similar notices in connection with any other portfolio securities), the Fund has delegated proxy voting responsibilities with respect to the Fund's portfolio securities to the Adviser, subject to the Board of Manager's general oversight and with the direction that proxies should be voted in the Fund's best interest. The Adviser has adopted its own proxy voting policy (the "Policy") for this purpose.

          Under the Policy, the Adviser's guiding principles in performing proxy voting are to make decisions that: (i) are in the best interests of its clients' long term investment returns; and (ii) minimize the potential impact of conflicts of interest. These principles reflect the Adviser's belief that sound corporate governance will create a framework within which a company can be managed in the interests of its shareholders.

          The principles and positions reflected in the Policy are designed to guide the Adviser in voting proxies, and not necessarily in making investment decisions. Senior management of the Adviser will periodically review the Policy to ensure that it continues to be consistent with the Adviser's guiding principles.

PRIVATE INVESTMENTS AND FIXED INCOME SECURITIES

          To the extent they have not been waived, voting decisions with respect to the securities of privately held issuers, including the Investment Funds, generally will be made by the Adviser based on its assessment of the particular transactions or other matters at issue.

          If a material conflict of interest exists, the Adviser will determine whether any additional steps must be taken to ensure that the proxies are voted in the best interests of the Fund. "See "SPECIAL RISKS OF THE FUND OF FUNDS STRUCTURE--Inability to Vote," in the Private Placement Memorandum.

PUBLIC EQUITY INVESTMENTS

          To implement the Adviser's guiding principles for investments in publicly-traded equities, the Adviser follows proxy voting guidelines (the "Guidelines") developed by Institutional Shareholder Services ("ISS"), except in certain circumstances, which are generally described below. The Guidelines embody the positions and factors the Adviser generally considers important in casting proxy votes. They address a wide variety of individual topics, including, among others, shareholder voting rights, anti-takeover defenses, board structures, the election of directors, executive and director compensation, reorganizations, mergers, and various shareholder proposals. A summary of the Guidelines is attached as Appendix A to this SAI.

          ISS has been retained to review proxy proposals and make voting recommendations in accordance with the Guidelines. While it is the Adviser's policy generally to follow the Guidelines and recommendations from ISS, the Adviser's portfolio management teams ("Portfolio Management Teams") retain the authority on any particular proxy vote to vote differently from the Guidelines or a related ISS recommendation, in keeping with their different investment philosophies and processes. Such decisions, however, remain subject to a review and approval process, including a determination that the decision is not influenced by any conflict of interest. In forming their views on particular matters, the Portfolio Management Teams are also permitted to consider applicable regional rules and practices, including codes of conduct and other guides, regarding proxy voting, in addition to the Guidelines and recommendations from ISS.

          In addition to assisting the Adviser in developing substantive proxy voting positions, ISS also updates and revises the Guidelines on a periodic basis, and the revisions are reviewed by the Adviser to determine whether they are consistent with the Adviser's guiding principles. ISS also assists the Adviser in the proxy voting process by providing operational, recordkeeping and reporting services.

          The Adviser is responsible for reviewing its relationship with ISS and for evaluating the quality and effectiveness of the various services provided by ISS. The Adviser may hire other service providers to replace or supplement ISS with respect to any of the services the Adviser currently receives from ISS.

          The Adviser has implemented procedures that are intended to prevent conflicts of interest from influencing proxy voting decisions. These procedures include the Adviser's use of ISS as an independent third party, a review and approval process for individual decisions that do not follow ISS's recommendations, and the establishment of information barriers between the Adviser and other businesses within The Goldman Sachs Group, Inc.

          In addition, the Fund may on occasion retain one or more Subadvisers to manage and invest designated portions of the Fund's assets either through a separately managed account or a separate investment vehicle in which the Subadviser serves as general partner or managing member or in a similar capacity and the Fund is the sole limited partner or the only other member or equityholder. Where the Fund retains a Subadviser, such Subadviser generally will be responsible for voting proxies in accordance with such Subadviser's own policies. The Adviser may, however, retain such responsibility where it deems appropriate.

          The Fund will be required to file new Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year. Once filed, the Fund's Form N-PX filing will be available: (i) without charge, upon request, by calling the Fund at 1-877-591-4656 or (ii) by visiting the SEC's website at www.sec.gov.

                          PERFORMANCE INFORMATION

          Performance information, advertisements and sales literature relating to the Fund and reports to Members may include quotations of investment performance. In these materials, the Fund's performance may be portrayed as the net return to an investor in the Fund from the closing date of the Initial Closing through a specified date or for each month or quarter for the period for which investment performance is being shown. In addition, year-to-date performance may be computed by aggregating monthly or quarterly return data. Investment returns will be reported on a net basis, after all fees and expenses. Other methods also may be used to portray the Fund's investment performance.

          The Fund's performance results will vary from time to time, and past results are not necessarily indicative of future investment results. Actual performance will depend on such variables as the quality of the Fund's investments, Fund expenses and other factors. Performance is one basis that investors may use to analyze a Fund as compared to other funds and other investment vehicles. However, the performance of other funds and other investment vehicles may not be comparable because of the foregoing variables, and differences in the methods they use to value their investments and determine performance.

          Occasionally statistics may be used to specify Fund volatility or risk. Measures of volatility or risk are generally used to compare a fund's net asset value or performance relative to a market index. One measure of volatility is beta. Beta measures the degree to which an asset's price changes when a reference asset's price changes. For example, a beta greater than one suggests that for every 1% change in the reference asset's price, the asset will move greater than 1%. Another measure of volatility or risk is standard deviation. Standard deviation is used to measure variability of net asset value or total return around an average, over a specified period of time. The premise is that greater volatility connotes greater risk undertaken in achieving performance.

          Comparative performance information, as well as any published ratings, rankings and analyses, reports and articles discussing the Fund, may also be used to advertise or market the Fund, including data and materials prepared by recognized sources of such information. Such information may include comparisons of the Fund's investment performance to the performance of recognized market indexes, including but not limited to the Standard & Poor's 500, the Russell 2000, or other lesser known indexes (including indexes of other pooled investment vehicles investing in hedge funds, such as Hedge Fund Research Inc.'s HFRI Equity Hedge Index or the CSFB/Tremont Hedge Fund Index). Comparisons also may be made to economic and financial trends and data that may be relevant for investors to consider in determining whether to invest in the Fund.

          The Fund may from time to time summarize the substance of discussions contained in reports to Members in advertisements and publish the Adviser's views as to markets, the rationale for the Fund's investments and discussions of the Fund's current asset allocation. In addition, from time to time, advertisements or information may include a discussion of asset allocation models developed by the Adviser and/or its affiliates and certain attributes or benefits to be derived from asset allocation strategies. Such advertisements and information may also include the Adviser's current economic outlook and domestic and international market views to suggest periodic tactical modifications to current asset allocation strategies.

                            FINANCIAL STATEMENTS

          The following comprise the financial statements of the Fund:

          o    Report of Independent Auditors

          o    Statement of Assets, Liabilities and Members' Capital

          o    Notes to Financial Statement

                                 APPENDIX A

                    ISS PROXY VOTING GUIDELINESS SUMMARY

The following is a summary of certain of the ISS Proxy Voting Guidelines, which form the substantive basis of the Adviser's Policy on Proxy Voting ("Policy") with respect to public equity investments. Unlike the abbreviated nature of this summary, the actual ISS Proxy Voting Guidelines address additional voting matters and provide more discussion regarding the factors that may determine ISS's position on a matter. The Adviser may diverge from the ISS guidelines and a related ISS recommendation on any particular proxy vote or in connection with any individual investment decision.

     (A)   AUDITORS

          Vote for proposals to ratify auditors, unless any of the following apply:

          o An auditor has a financial interest in or association with the company, and is therefore not independent,

          o    Fees for  non-audit  services are  excessive,  or

          o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position.

     (B)   BOARD OF DIRECTORS

           (1) VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

               Votes on director nominees should be made on a case-by-case basis, examining, among other factors, the following factors: composition of the board and key board committees, attendance at board meetings, corporate governance provisions and takeover activity, long-term company performance relative to a market index, and whether the chairman is also serving as a CEO.

           (2) CLASSIFICATION/DECLASSIFICATION OF THE BOARD

               Vote AGAINST proposals to classify the board.

               Vote FOR proposals to repeal classified boards and to elect all directors annually.

           (3) INDEPENDENT CHAIRMAN (SEPARATE CHAIRMAN/CEO)

               Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal.

           (4) MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

               Vote FOR  shareholder  proposals  asking  that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

               Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

     (C)   SHAREHOLDER RIGHTS

           (1) SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

               Vote against proposals to restrict or prohibit shareholder ability to take action by written consent.

               Vote for proposals to allow or make easier shareholder action by written consent.

           (2) SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

               Vote against proposals to restrict or prohibit shareholder ability to call special meetings.

               Vote for proposals that remove restrictions on the right of shareholders to act independently of management.

           (3) SUPERMAJORITY VOTE REQUIREMENTS

               Vote   AGAINST   proposals   to   require  a   supermajority
               shareholder vote.

               VOTE FOR PROPOSALS TO LOWER SUPERMAJORITY VOTE REQUIREMENTS.

           (4) CUMULATIVE VOTING

               Vote against proposals to eliminate cumulative voting.

               Vote proposals to restore or permit  cumulative  voting on a
               case-by-case   basis   relative  to  the   company's   other
               governance provisions.

           (5) CONFIDENTIAL VOTING

               Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows:
               In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

               Vote FOR management proposals to adopt confidential voting.

     (D)   PROXY CONTESTS

           (1) VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

               Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis, considering the factors that include, among others, the long-term financial performance, management's track record, qualifications of director nominees (both slates), and an evaluation of what each side is offering shareholders.

           (2) REIMBURSING PROXY SOLICITATION EXPENSES

               Vote CASE-BY-CASE. Where ISS recommends in favor of the dissidents, ISS also recommends voting for reimbursing proxy solicitation expenses.

     (E)   POISON PILLS

               Vote for shareholder proposals that ask a company to submit its poison pill to shareholder vote or redeem it.

     (F)   MERGERS AND ACQUISITIONS

               Vote CASE-BY-CASE on mergers and acquisitions based on such features, among others, as the fairness opinion, pricing, prospects of the combined company, and the negotiating process.

     (G)   REINCORPORATION PROPOSALS

               PROPOSALS TO CHANGE A COMPANY'S STATE OF INCORPORATION SHOULD BE EVALUATED ON A CASE-BY-CASE BASIS, GIVING CONSIDERATION TO BOTH FINANCIAL AND CORPORATE GOVERNANCE CONCERNS, INCLUDING THE REASONS FOR REINCORPORATING, A COMPARISON OF THE GOVERNANCE PROVISIONS, AND A COMPARISON OF THE JURISDICTIONAL LAWS. VOTE FOR REINCORPORATION WHEN THE ECONOMIC FACTORS OUTWEIGH ANY NEUTRAL OR NEGATIVE GOVERNANCE CHANGES.

     (H)   CAPITAL STRUCTURE

           (1) COMMON STOCK AUTHORIZATION

               Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by ISS.

               Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

               Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being de-listed or if a company's ability to continue to operate as a going concern is uncertain.

        (2) DUAL-CLASS STOCK

               Vote AGAINST proposals to create a new class of common stock with superior voting rights.

               Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:

o It is intended for financing purposes with minimal or no dilution to current shareholders

o It is not designed to preserve the voting power of an insider or significant shareholder

     (I)   EXECUTIVE AND DIRECTOR COMPENSATION

               Votes with respect to equity based compensation plans should be determined on a case-by-case basis. The ISS methodology for reviewing compensation plans primarily focuses on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders instead of simply focusing on voting power dilution). Using the expanded compensation data disclosed under the Securities and Exchange Commission's rules, ISS will value every award type. ISS will include in its analyses an estimated dollar cost for the proposed plan and all continuing plans. This cost, dilution to shareholders' equity, will also be expressed as a percentage figure for the transfer of shareholder wealth, and will be considered along with dilution to voting power. Once ISS determines the estimated cost of the plan, ISS compares it to a company-specific dilution cap.

               Vote AGAINST equity plans that explicitly permit repricing of underwater stock options without shareholder approval.

              (1) MANAGEMENT PROPOSALS SEEKING APPROVAL TO REPRICE OPTIONS

                  Votes on management proposals seeking approval to reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:

o     Historic trading patterns
o     Rationale for the repricing
o     Value-for-value exchange
o     Option vesting
o     Term of the option
o     Exercise price
o     Participation

              (2) EMPLOYEE STOCK PURCHASE PLANS

                  Votes  on  employee   stock   purchase  plans  should  be
                  determined on a CASE-BY-CASE basis.

                  Vote FOR employee stock purchase plans where all of the following apply: o Purchase price is at least 85 percent of fair market value; o Offering period is 27 months or less; and o Potential voting power dilution is ten percent or less.

                  Vote AGAINST employee stock purchase plans where any of the opposite conditions obtain.

              (3) SHAREHOLDER PROPOSALS ON COMPENSATION

                  Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information and shareholder proposals to put option repricings to a shareholder vote.

                  Vote  AGAINST   shareholder   proposals  seeking  to  set
                  absolute levels on compensation or otherwise dictate the amount or form of compensation.

                  Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

           (J)    SOCIAL AND ENVIRONMENTAL ISSUES

                  These issues cover a wide range of topics, including consumer and public safety, environment and energy, general corporate issues, labor standards and human rights, military business, and workplace diversity.

                  Generally, ISS votes CASE-BY-CASE on such proposals. However, there are certain specific topics where ISS generally votes FOR the proposal (e.g., proposals seeking a report on a company's animal welfare standards) or AGAINST the proposal (e.g., reports on foreign military sales or offsets.)

                                  PART C:
                             OTHER INFORMATION

ITEM 24.  FINANCIAL STATEMENTS AND EXHIBITS

     (1)  Financial Statements:

          As Registrant currently has no assets, financial statements have been omitted.

     (2) Exhibits:

               (a)(1)   Certificate  of  Formation  of  Limited   Liability
                        Company.

               (a)(2) Limited Liability Company Agreement-- to be filed by pre-effective amendment.

               (b)      Not applicable.

               (c)      Not applicable.

               (d)      See Item 24(2)(a)(2).

               (e)      Not applicable.

               (f)      Not applicable.

               (g) Form of Investment Management Agreement between Goldman Sachs Hedge Fund Strategies LLC and the Registrant-- to be filed by pre-effective amendment.

               (h)(1) Form of Placement Agent Agreement between Goldman, Sachs & Co. and the Registrant-- to be filed by pre-effective amendment.

               (h)(2)   Not required.

               (i)      Not applicable.

               (j) Form of Custodian Services Agreement between SEI Private Trust Company and the Registrant-- to be filed by pre-effective amendment.

               (k)(1) Form of Administration Agreement between SEI Investments Global Funds Services and the Registrant-- to be filed by pre-effective amendment.

               (k)(2) Form of Escrow Agreement between SEI Investments Global Funds Services and the Registrant-- to be filed by pre-effective amendment.

               (l)      Not required.

               (m)      Not applicable.

               (n)      Not required.

               (o)      Not required.

               (p) Form of Purchase Agreement for Initial Capital-- to be filed by pre-effective amendment.

               (q)      Not applicable.

               (r)(1) Form of Code of Ethics of the Registrant-- to be filed by pre-effective amendment.

               (r)(2) Form of Code of Ethics of Goldman Sachs Hedge Fund Strategies LLC, the investment adviser for the Registrant-- to be filed by pre-effective amendment.

               (r)(3) Form of Code of Ethics of Goldman, Sachs & Co., the principal Placement Agent for the Registrant-- to be filed by pre-effective amendment.

               (s) Power of Attorney for the Registrant-- to be filed by pre-effective amendment.

ITEM 25.  MARKETING ARRANGEMENTS

          See the Placement Agent Agreement.

ITEM 26.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION

          All figures are estimates:

              Legal fees                                   $235,000
              Blue Sky fees                                  $2,500
              Accounting fees                                $5,500
                                                          ---------
                        Total                              $243,000

ITEM 27.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

          After completion of the Initial Closing of the Interests, Registrant expects that no person will be directly or indirectly under common control with Registrant, except that the Registrant may be deemed to be controlled by Goldman Sachs Hedge Fund Strategies LLC (the "Adviser"), the investment adviser to the Registrant. The Adviser is a limited liability company formed under the laws of the State of Delaware. Additional information regarding the Adviser is set out in its Form ADV, as filed with the SEC (SEC File No. 801-55755). Reference is also made to the most recent Form 10-K filed by The Goldman Sachs Group, Inc., of which the Adviser is a wholly owned subsidiary, with the SEC on [ ], 2005, for the period ending November 28, 2004.

ITEM 28.  NUMBER OF HOLDERS OF SECURITIES

          As of [ ], 2005, the Fund had the following number of record owners of Interests:

          TITLE OF CLASS                           NUMBER OF RECORD HOLDERS
          --------------                           ------------------------

          Limited Liability Company Interests      To be added by pre-effective
                                                   amendment


ITEM 29.  INDEMNIFICATION

          Reference   is  made  in  the   provisions   of  Section  3.7  of
Registrant's Limited Liability Company Agreement filed as Exhibit 2(a)(2) to this Registration Statement.

          The Registrant hereby undertakes that it will apply the indemnification provisions of the LLC Agreement in a manner consistent with Investment Company Act Release No. 11330 (Sept. 4, 1980) issued by the SEC, as long as the interpretation of Sections 17(h) and 17(i) of the Investment Company Act contained in that release remains in effect.

ITEM 30.  BUSINESS AND OTHER CONNECTIONS OF THE ADVISER

a. The Adviser, a registered investment adviser, serves as the investment adviser to the Goldman Sachs Hedge Fund Partners Registered Master Fund, LLC and other institutional and privately managed accounts.

b.   Business and other connections of the Adviser.

          There is set forth below information as to any other business, profession, vocation or employment of a substantial nature in which each director and executive officer of the Adviser is, or has been at any time during the past two fiscal years, engaged for his or her own account or in the capacity of director, officer, employee, partner or trustee.

          To the knowledge of the Registrant, none of the directors or executive officers of the Adviser are or have been, at any time during the past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature, except that the directors and executive officers of the Adviser also hold various positions with, and engage in business for, various subsidiaries of The Goldman Sachs Group, Inc., the parent company of the Adviser.

          The Adviser is a wholly-owned subsidiary of The Goldman Sachs Group, Inc. Information with respect to each director and executive officer of the Adviser is incorporated by reference to the Form ADV filed by the Adviser with the SEC pursuant to the Investment Advisers Act of 1940, as amended (SEC File no. 80155755). The principal business address of the Adviser is 701 Mount Lucas Road, Princeton, NJ 08540

ITEM 31.  LOCATION OF ACCOUNTS AND RECORDS

          Accounts and records of the Fund are maintained at the offices of: Goldman Sachs Hedge Fund Strategies LLC, 701 Mount Lucas Road, Princeton, NJ 08540.

ITEM 32.  MANAGEMENT SERVICES

          Not applicable.

ITEM 33.  UNDERTAKINGS

          Not applicable.

                                 SIGNATURES

          Pursuant to the requirements of the Investment Company Act of 1940, as amended (the "Investment Company Act"), the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in Princeton, New Jersey on the 22nd day of February, 2005.

                                        GOLDMAN SACHS HEDGE FUND PARTNERS
                                        REGISTERED MASTER FUND, LLC


                                        By: /s/ George H. Walker
                                        ----------------------------------
                                           George H. Walker
                                           Chief Executive Officer

          Pursuant to the requirements of the Investment Company Act, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

     SIGNATURE                          TITLE                        DATE
     ---------                          -----                        ----
/s/ George H. Walker           Chief Executive Office         February 22, 2005
--------------------

/s/ Tobin V. Levy              Chief Financial Officer        February 22, 2005
--------------------

                                EXHIBIT LIST

(a)(1)    Certificate of Formation of Limited Liability Company